                                                                 EXHIBIT 10.32.1

================================================================================

                             PARTICIPATION AGREEMENT
                                      (P1)

                          Dated as of December 30, 1996

                                      among

                          OGLETHORPE POWER CORPORATION
                       (AN ELECTRIC MEMBERSHIP GENERATION
                          & TRANSMISSION CORPORATION),

                       ROCKY MOUNTAIN LEASING CORPORATION,

                              FLEET NATIONAL BANK,
                     not in its individual capacity, except
                    as expressly provided herein, but solely
                                as Owner Trustee,

                             SUNTRUST BANK, ATLANTA,
                     not in its individual capacity, except
                    as expressly provided herein, but solely
                                 as Co-Trustee,

                        PHILIP MORRIS CAPITAL CORPORATION

                                       and

                           UTRECHT-AMERICA FINANCE CO.

                                 ROCKY MOUNTAIN
                      PUMPED STORAGE HYDROELECTRIC PROJECT

================================================================================

                               TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----

SECTION 1.  DEFINITIONS; INTERPRETATION OF THIS PARTICIPATION
            AGREEMENT.................................................................  2

SECTION 2.  PARTICIPATION; CLOSING DATE; TRANSACTION COSTS............................  2
            Section 2.1.     Agreements to Participate................................  2
            Section 2.2.     Closing Date; Procedure for Participation................  4
            Section 2.3.     Transaction Costs........................................  5

SECTION 3.  REPRESENTATIONS AND WARRANTIES............................................  6
            Section 3.1.     Representations and Warranties of the Co-Trustee and
                             the Georgia Trust Company................................  6
            Section 3.2.     Representations and Warranties of the Owner Trustee
                             and the Non-Georgia Trust Company........................  8
            Section 3.3.     Representations and Warranties of the Owner
                             Participant.............................................. 10
            Section 3.4.     Representations and Warranties of Oglethorpe............. 11
            Section 3.5.     Representations and Warranties of RMLC................... 18
            Section 3.6.     Representations and Warranties of the Lender............. 20

SECTION 4.  CLOSING CONDITIONS........................................................ 20
            Section 4.1.     Operative Documents...................................... 20
            Section 4.2.     Equity Investment; Loan.................................. 20
            Section 4.3.     Equity Collateral........................................ 21
            Section 4.4.     Payment Undertaking...................................... 21
            Section 4.5.     Certified Copies......................................... 21
            Section 4.6.     Corporate Documents...................................... 21
            Section 4.7.     No Defaults.............................................. 21
            Section 4.8.     No Threatened Proceedings................................ 21
            Section 4.9.     Consents................................................. 22
            Section 4.10.    Governmental Actions..................................... 22
            Section 4.11.    Insurance................................................ 22
            Section 4.12.    Engineering Report....................................... 22
            Section 4.13.    Survey................................................... 22
            Section 4.14.    Appraisal................................................ 22
            Section 4.15.    Investment Banking Opinion............................... 22
            Section 4.16.    Opinion with Respect to Certain Tax Aspects.............. 23
            Section 4.17.    Opinion of Counsel....................................... 23
            Section 4.18.    Recordings and Filings................................... 23
            Section 4.19.    Actions of Governmental Entity........................... 23
            Section 4.20.    Taxes.................................................... 24
            Section 4.21.    No Changes in Applicable Law............................. 24
            Section 4.22.    No Right to Burdensome Buyout............................ 24
            Section 4.23.    No Change in Tax Law..................................... 24

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

            Section 4.24.    Registered Agent for RMLC and Oglethorpe................. 24

SECTION 5.  COVENANTS OF THE OWNER PARTICIPANT........................................ 24
            Section 5.1.     Restrictions on Transfer of Beneficial Interest.......... 24
            Section 5.2.     Owner Participant's Liens................................ 26
            Section 5.3.     Amendments or Revocation of Trust Agreement.............. 26
            Section 5.4.     Bankruptcy Filings....................................... 26
            Section 5.5.     Instructions............................................. 27

SECTION 6.  COVENANTS OF THE GEORGIA TRUST COMPANY AND THE
            CO-TRUSTEE................................................................ 27
            Section 6.1.     Compliance with the Trust Agreement...................... 27
            Section 6.2.     Facility Lessor's Liens.................................. 27
            Section 6.3.     Amendments to Loan Agreement, the Deed to Secure
                             Debt and Loan Certificate................................ 27
            Section 6.4.     Transfer of the Facility Lessor's Rocky Mountain
                             Interest................................................. 27
            Section 6.5.     Bankruptcy Filings....................................... 27
            Section 6.6.     Limitation on Indebtedness and Actions................... 28
            Section 6.7.     Change of Location....................................... 28
            Section 6.8.     Releases Pursuant to Section 4.2 of the Ground
                             Lease.................................................... 28
            Section 6.9.     Transfers of Interest in Payment Undertaking
                             Agreement................................................ 28

SECTION 7.  COVENANTS OF THE NON-GEORGIA TRUST COMPANY AND
            THE OWNER TRUSTEE......................................................... 28
            Section 7.1.     Compliance with the Trust Agreement...................... 28
            Section 7.2.     Facility Lessor's Liens.................................. 29
            Section 7.3.     Amendments to Loan Agreement, the Deed to Secure
                             Debt and Loan Certificate................................ 29
            Section 7.4.     Transfer of the Facility Lessor's Rocky Mountain
                             Interest................................................. 29
            Section 7.5.     Bankruptcy Filings....................................... 29
            Section 7.6.     Limitation on Indebtedness and Actions................... 30
            Section 7.7.     Change of Location....................................... 30
            Section 7.8.     Transfers of Interest in Payment Undertaking
                             Agreement................................................ 30

SECTION 8.  COVENANTS OF OGLETHORPE................................................... 30
            Section 8.1.     Maintenance of Corporate Existence....................... 30
            Section 8.2.     Merger, Consolidation, Sale of Assets.................... 30
            Section 8.3.     Notice of Change in Address or Name...................... 31


            Section 8.4.     Delivery of Financial Statements; No Default
                             Certificate; Notice of Negotiations...................... 31
            Section 8.5.     Qualifying Head Lease Surety Bond. ...................... 32
            Section 8.6.     Qualifying Sublease Surety Bond.......................... 33
            Section 8.7.     Qualifying Letter of Credit.............................. 34
            Section 8.8.     Qualifying Additional Security........................... 34
            Section 8.9.     Public Utility Regulation................................ 35
            Section 8.10.    Further Assurances....................................... 36
            Section 8.11.    Transfer of Stock of RMLC................................ 36
            Section 8.12.    Bankruptcy Filings....................................... 36
            Section 8.13.    Dividends by RMLC........................................ 36
            Section 8.14.    Separateness Principles.................................. 36
            Section 8.15.    FERC License............................................. 37
            Section 8.16.    Restriction on Undivided Interest Transfers.............. 37
            Section 8.17.    Offset of Ground Lease Rent.............................. 37
            Section 8.18.    Amendment of Oglethorpe Mortgage......................... 37
            Section 8.19.    Notices Under Georgia Power Consent...................... 38
            Section 8.20.    Tax Exempt Status........................................ 38

SECTION 9.  COVENANTS OF RMLC......................................................... 38
            Section 9.1.     Maintenance of Corporate Existence....................... 38
            Section 9.2.     Merger, Consolidation, Sale of Assets. .................. 38
            Section 9.3.     No Participation in Any Other Business; No Incurrence
                             of Additional Debt....................................... 38
            Section 9.4.     Notice of Change in Address or Name...................... 38
            Section 9.5.     Delivery of No Default Certificate....................... 39
            Section 9.6.     Qualifying Equity Funding Agreement...................... 39
            Section 9.7.     Public Utility Regulation................................ 39
            Section 9.8.     Payment of Dividends..................................... 39
            Section 9.9.     Operation of RMLC; Annual Certificate.................... 40
            Section 9.10.    No stock................................................. 41
            Section 9.11.    Amendments to Operative Documents........................ 41
            Section 9.12.    Releases Pursuant to Section 4.2 of the Ground
                             Lease.................................................... 41
            Section 9.13.    Further Assurances....................................... 41
            Section 9.14.    Liens.................................................... 42
            Section 9.19.    Tax Exempt Status........................................ 43

SECTION 10. COVENANTS OF THE LENDER................................................... 43
            Section 10.1.    Transfer of Lender's Interest............................ 43
            Section 10.2.    No Offset................................................ 43

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

SECTION 11. OGLETHORPE'S INDEMNIFICATIONS............................................. 44
            Section 11.1.    General Indemnity........................................ 44
            Section 11.2.    General Tax Indemnity.................................... 50

SECTION 12. RMLC's INDEMNIFICATIONS................................................... 61
            Section 12.1.    RMLC General Indemnity................................... 61
            Section 12.2     RMLC General Tax Indemnity............................... 65

SECTION 13. RMLC'S RIGHT OF QUIET ENJOYMENT........................................... 66

SECTION 14. OGLETHORPE'S RIGHT OF QUIET ENJOYMENT..................................... 66

SECTION 15. LOAN PREPAYMENTS AND REFINANCINGS......................................... 67
            Section 15.1.    Optional Refinancing of the Loan Certificate............. 67
            Section 15.2.    Financing and Refinancing Costs.......................... 68

SECTION 16. SPECIAL EQUITY REMEDIES................................................... 68
            Section 16.1.    Special Equity Facility Lease Remedy..................... 68
            Section 16.2.    Special Equity Head Lease Remedy......................... 69

SECTION 17. AGREEMENTS CONCERNING PAYMENT UNDERTAKING
            AGREEMENT AND EQUITY FUNDING AGREEMENT.................................... 71
            Section 17.1.    Notices to the Payment Undertaking Issuer................ 71
            Section 17.2.    Payments to RMLC by the Payment Undertaking Issuer
                             Under Certain Circumstances.............................. 72
            Section 17.3.    Acceptable Substitute Credit Protection.................. 72
            Section 17.4.    Equity Funding Agreement................................. 73

SECTION 18. MISCELLANEOUS............................................................. 74
            Section 18.1.    Consents................................................. 74
            Section 18.2.    Successor Co-Trustee..................................... 74
            Section 18.3.    Bankruptcy of Trust Estate............................... 74
            Section 18.4.    Amendments and Waivers................................... 74
            Section 18.5.    Notices.................................................. 75
            Section 18.6.    Survival................................................. 77
            Section 18.7.    Successors and Assigns................................... 77
            Section 18.8.    Business Day............................................. 77
            Section 18.9.    Governing Law............................................ 77
            Section 18.10.   Severability............................................. 77
            Section 18.11.   Counterparts............................................. 77
            Section 18.12.   Headings and Table of Contents........................... 78
            Section 18.13.   Limitation of Liability.................................. 78
            Section 18.14.   Consent to Jurisdiction; Waiver of Trial by Jury......... 79

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

            Section 18.15.   Further Assurances....................................... 79
            Section 18.16.   Effectiveness............................................ 80
            Section 18.17.   Compliance with FERC License............................. 80
            Section 18.18.   Expiration of FERC License Term.......................... 80

Attachments to Participation Agreement:

Appendix A   -   Definitions

Schedule 1   -   Owner Participant Transaction Expenses
Schedule 2   -   Recordings and Filings
Schedule 3   -   RMLC Portion of Equity Termination Values,  Oglethorpe Portion
                 of Equity Termination Values and Equity Exposure Amounts
Schedule 4   -   Non-consolidation Opinion
Schedule 5   -   Title Report

Exhibit A    -   Form of Trust Agreement
Exhibit B    -   Form of Head Lease
Exhibit C    -   Form of Ground Lease
Exhibit D    -   Form of Rocky Mountain Agreements Assignment
Exhibit E    -   Form of Facility Lease
Exhibit F    -   Form of Ground Sublease
Exhibit G    -   Form of Rocky Mountain Agreements Re-assignment
Exhibit H    -   Form of Facility Sublease
Exhibit I    -   Form of Ground Sub-sublease
Exhibit J    -   Form of Rocky Mountain Agreements Second Re-assignment
Exhibit K1   -   Form of Loan Agreement
Exhibit K2   -   Form of Deed to Secure Debt
Exhibit L    -   Form of Payment Undertaking Agreement
Exhibit M    -   Form of Payment Undertaking Pledge Agreement
Exhibit N    -   Form of Equity Funding Agreement
Exhibit O    -   Form of Equity Funding Pledge Agreement
Exhibit P    -   Form of Facility Sublease Assignment Agreement
Exhibit Q    -   Form of Head Lease Surety Bond
Exhibit R    -   Form of Sublease Surety Bond
Exhibit S    -   Form of Subordinated Mortgage
Exhibit T    -   Form of Assumption Agreement
Exhibit U    -   Form of Guaranty
Exhibit V    -   Form of Operating Agency Agreement
Exhibit W    -   IRS Ruling

                             PARTICIPATION AGREEMENT
                                      (P1)

      This PARTICIPATION AGREEMENT (P1), dated as of December 30, 1996 (this "Participation Agreement" or this "Agreement"), among (i) OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), an electric membership corporation organized under the laws of the State of Georgia (herein, together with its successors and permitted assigns, called "Oglethorpe"), (ii) ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized under the laws of the State of Delaware (herein, together with its successors and permitted assigns, called "RMLC"), (iii) PHILIP MORRIS CAPITAL CORPORATION, a corporation organized under the laws of the State of Delaware, as Owner Participant (herein, in such capacity, together with its successors and permitted assigns, called the "Owner Participant"), (iv) FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the United States, not in its individual capacity, except as specifically provided herein, but solely as a trustee under the Trust Agreement (herein in its capacity as a trustee under the Trust Agreement, together with its successors and permitted assigns, called the "Owner Trustee" and herein in its individual capacity, together with its successors and permitted assigns, called the "Non-Georgia Trust Company"), (v) SUNTRUST BANK, ATLANTA, a state banking corporation organized and existing under the laws of the State of Georgia, not in its individual capacity, except as specifically provided herein, but solely as trustee under the Trust Agreement (herein in its capacity as a trustee under the Trust Agreement, together with its successors and permitted assigns, called the "Co-Trustee" and herein in its individual capacity, together with its successors and permitted assigns, called the "Georgia Trust Company"), and (vi) UTRECHT-AMERICA FINANCE CO., a corporation organized under the laws of the State of Delaware, as the Lender (herein together with its successors and permitted assigns, the "Lender").

                                   WITNESSETH:

      WHEREAS, concurrently with the execution and delivery of this Participation Agreement, the Owner Participant has entered into the Trust Agreement, pursuant to which the Owner Participant authorizes the Co-Trustee to, among other things and subject to the terms and conditions thereof and hereof, lease the Undivided Interest and the Ground Interest from Oglethorpe pursuant to the Head Lease and the Ground Lease, respectively, and concurrently therewith sublease the Undivided Interest and the Ground Interest to RMLC under the Facility Lease and the Ground Sublease, respectively;

      WHEREAS, RMLC desires to lease the Undivided Interest and the Ground Interest from the Co-Trustee pursuant to the Facility Lease and the Ground Sublease, respectively, and to sublease the Undivided Interest and the Ground Interest to Oglethorpe pursuant to the Facility Sublease and the Ground Sub-sublease, respectively;

      WHEREAS, Oglethorpe desires to lease the Undivided Interest and the Ground Interest to the Co-Trustee pursuant to the Head Lease and the Ground Lease, respectively, and to sublease the Undivided Interest and the Ground Interest from the RMLC pursuant to the Facility Sublease and the Ground Sub-sublease, respectively;

      WHEREAS, the Lender has agreed to finance a portion of the rent payable on the Closing Date under the Head Lease by the Trustees; and

      WHEREAS, the parties hereto desire to consummate the other transactions contemplated hereby.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS; INTERPRETATION OF THIS PARTICIPATION AGREEMENT

      The capitalized terms used in this Participation Agreement (including the foregoing recitals) and not otherwise defined herein shall have the respective meanings specified in Appendix A hereto. The general provisions of Appendix A shall apply to terms used in this Participation Agreement and specifically defined herein.

SECTION 2. PARTICIPATION; CLOSING DATE; TRANSACTION COSTS

      Section 2.1. Agreements to Participate. Subject to the terms and conditions of this Agreement, and in reliance on the agreements, representations and warranties made herein, the parties agree to participate in the transactions described in this Section 2.1 on the Closing Date as follows:

            (1) the Owner Participant agrees to make an Equity Investment in an amount equal to (a) the Owner Participant's Commitment and (b) an amount sufficient to pay the Transaction Costs which the Owner Trustee is responsible to pay pursuant to Section 2.3(a) hereof;

            (2) Oglethorpe agrees to lease the Undivided Interest and the Ground Interest to the Co-Trustee on the terms and conditions set forth in the Head Lease and the Ground Lease, the Co-Trustee, upon the written direction of the Owner Trustee, agrees to lease the Undivided Interest and the Ground Interest from Oglethorpe, and each agrees to execute and deliver the Head Lease, the Ground Lease and the Rocky Mountain Agreements Assignment;

            (3) the Co-Trustee, upon the written direction of the Owner Trustee, agrees to lease the Undivided Interest and the Ground Interest to RMLC on the terms and conditions set forth in the Facility Lease and the Ground Sublease, RMLC agrees to lease the Undivided Interest and the Ground Interest from the Co-Trustee and each agrees to execute and deliver the Facility Lease, the Ground Sublease and the Rocky Mountain Agreements Re-assignment;

            (4) RMLC agrees to lease the Undivided Interest and the Ground Interest to Oglethorpe on the terms and conditions set forth in the Facility Sublease and the Ground Sub-sublease, Oglethorpe agrees to sublease the Undivided Interest and the Ground Interest from the RMLC and each agrees to execute and deliver the Facility Sublease, the Ground Sub-sublease and the Rocky Mountain Agreements Second Re-assignment;

            (5) the Lender agrees to make a non-recourse secured loan to the Trustees to fund a portion of the rent payable under the Head Lease on the Closing Date in an amount equal to the Loan Commitment;

            (6) the Trustees agree to grant the Lender a first priority lien and security interest in, among other things, the Co-Trustee's leasehold interests under the Head Lease and the Ground Lease, their interests in the Facility Lease, the Ground Sublease, the Subordinated Mortgage and the Co-Trustee's interest in the Facility Sublease and the Ground Sub-sublease under the Facility Sublease Assignment (other than Excepted Payments and Excepted Rights), and the Owner Trustee's interest in the Payment Undertaking Agreement and the Payment Undertaking Pledge Agreement, execute and deliver the Loan Agreement and the Deed to Secure Debt and issue the Loan Certificate to the Lender in an aggregate principal amount equal to the Loan Commitment;

            (7) Oglethorpe agrees to acquire the capital stock of RMLC and to make a capital contribution to RMLC in an amount of $740 million.

            (8) the Owner Trustee agrees to use the funds received from the Owner Participant and the Lender pursuant to clauses (1)(a) and (5), respectively, of this Section 2.1 on the Closing Date to pay rent due under the Head Lease;

            (9) Oglethorpe agrees to furnish (a) a Qualifying Head Lease Surety Bond to the Co-Trustee and the Owner Participant to support its obligations under the Head Lease and Section 16.2 of this Participation Agreement and (b) a Qualifying Sublease Surety Bond to RMLC to support its obligations under the Facility Sublease;

            (10) RMLC agrees to furnish (a) a Qualifying Equity Funding Agreement to the Co-Trustee to support its obligations under the Facility Lease and Sections 16.1 and 16.2 of this Participation Agreement and (b) the Payment Undertaking Agreement to the Owner Trustee to support its obligations under the Facility Lease;

            (11) the Owner Participant and Oglethorpe agree to enter into the Tax Indemnity Agreement;

            (12) the Owner Participant agrees to pay all Transaction Costs payable by it pursuant to Section 2.3 hereof; and

            (13) the parties shall enter into the other Operative Documents in form and substance satisfactory to each of them.

      Section 2.2. Closing Date; Procedure for Participation.

      (a) Closing Date. The closing of the transactions contemplated hereby (the "Closing") shall take place after 5:00 p.m., New York City time, on the Scheduled Closing Date or such other date as the parties hereto shall mutually agree (the "Closing Date"), at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103.

      (b) Procedures for Funding. Unless the Closing Date shall have been postponed pursuant to Section 2.2(c), subject to the terms and conditions of this Participation Agreement, the Owner Participant and the Lender shall make the amount of their Commitments available not later than 10:00 a.m., New York City time, on the Scheduled Closing Date, by transferring or delivering such amount, in funds immediately available on such Closing Date to the Non-Georgia Trust Company.

      (c) Postponement of the Closing. The Scheduled Closing Date may be postponed from time to time for any reason if Oglethorpe gives the Owner Participant, the Trustees, RMLC and the Lender a telex, telegraphic, facsimile or telephonic (confirmed in writing) notice of such postponement and notice of the date to which the Closing has been postponed, such notice of postponement to be received by each party no later than 10:00 a.m., New York City time, one day prior to the original Scheduled Closing Date. If, prior to receipt of a postponement notice under this Section 2.2(c), any Participant shall have provided funds in accordance with Section 2.2(b), such funds shall be returned to such Participant, as soon as reasonably practicable but in no event later than the Business Day following the Scheduled Closing Date, unless such Participant shall have otherwise directed. All funds made available pursuant to
Section 2.2(b) will be held by the Non-Georgia Trust Company in trust for the Participant who provided such funds and shall not be part of the Collateral or the Trust Estate, shall be invested by the Non-Georgia Trust Company in accordance with clause (d) below and such funds shall remain the sole property of such Participant unless and until released by such Participant and made available to the Owner Trustee and applied to pay the Head Lease Rent or Transaction Costs or returned to the applicable Participant, as provided in this Agreement.

      (d) Investment of Funds. If on the Scheduled Closing Date a Participant has made its Commitment available to the Non-Georgia Trust Company in accordance with Section 2.2(b), the

Closing does not occur on such date and the Non-Georgia Trust Company is unable to return such funds to the Participants who made them available, the Non-Georgia Trust Company shall, subject to Section 2.2(c) above, use reasonable efforts to invest such funds from time to time at the written direction of Oglethorpe, and at Oglethorpe's sole expense and risk in Permitted Investments until such funds can be returned to the Participants. If on the Scheduled Closing Date a Participant has made its Commitment available to the Non-Georgia Trust Company in accordance with Section 2.2(b), the Closing does not occur on such date and the Non-Georgia Trust Company has not returned such funds to any Participant who made them available on or before 2:00 p.m., New York City time, on such date, then Oglethorpe shall reimburse such Participant for loss of the use of such funds at the Applicable Rate for each day, from and including the day that such funds were made available to the Non-Georgia Trust Company by such Participant to but excluding the earlier of (i) the day that such funds have been returned to such Participant pursuant to Section 2.2(c) (funds received by any Participant after 2:00 p.m. of any day shall be deemed to be returned on the next succeeding Business Day) and (ii) the Closing Date. Subject to payment for the account of the relevant Participant of any reimbursement for loss of use of funds due to it at the Applicable Rate, any net gain realized on the investment of such funds (including interest) shall be paid to Oglethorpe by the Non-Georgia Trust Company on the earlier of (i) the date such funds are returned to the Participants pursuant to Section 2.2(c) and (ii) the Closing Date. The Non-Georgia Trust Company shall not be liable for any interest on or loss resulting from such investments and, if such funds are made available to the Owner Trustee and utilized to pay Head Lease Rent or Transaction Costs on the Closing Date, Oglethorpe shall reimburse the Non-Georgia Trust Company for any net loss realized on the investment of such funds. If such funds are not so utilized, Oglethorpe shall reimburse the Participants on the Closing Date for any net loss realized on the investments of such funds. In order to obtain funds for payment of the Head Lease Rent or Transaction Costs or to return funds made available to the Owner Trustee by any Participant, the Non-Georgia Trust Company is authorized to sell any investments or obligations purchased as aforesaid.

      (e) Expiration of Commitments. The obligation of the Owner Participant to make its Equity Investment and the obligation of the Lender to make the Loan shall expire at 11:59 p.m., New York City time, on March 31, 1997. If the Closing Date has not occurred on or before March 31, 1997, the parties hereto shall have no obligation to consummate the transactions contemplated under this Agreement.

      Section 2.3. Transaction Costs.

      (a) If the transactions contemplated by this Participation Agreement are consummated, the Owner Participant will promptly pay all Transaction Costs (or reimburse Oglethorpe for Transaction Costs previously paid) identified on or prior to the Closing Date and payable to the Persons identified on Schedule 1 hereto up to a total amount of $7,521,570.06 (the "Owner Participant Transaction Expenses"). If the Transaction Costs exceed such amount, Owner Participant will specify in writing to Oglethorpe, which Transaction Costs it elects to include within the Owner Participant Transaction Expenses, and Oglethorpe and RMLC will be jointly liable for all other Transaction Costs, whenever such expenses are identified.

      (b) Following the Closing Date, RMLC will be responsible for, and will pay as Supplemental Rent, the annual administration fees, if any, and expenses of the Co-Trustee and the Owner Trustee under the Trust Agreement.

SECTION 3. REPRESENTATIONS AND WARRANTIES

      Section 3.1. Representations and Warranties of the Co-Trustee and the Georgia Trust Company. The Georgia Trust Company and the Co-Trustee hereby severally, represent and warrant that, as of the Closing Date:

      (a) the Georgia Trust Company is a state banking corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has the corporate power and authority, as Co-Trustee and/or in its individual capacity to the extent expressly provided herein or in the Trust Agreement, to conduct its business as presently conducted, to own or hold under lease its properties and to enter into and perform its obligations under the Trust Agreement and, upon the express direction of the Owner Trustee, this Agreement and each of the other Operative Documents to which it is a party;

      (b) (i) the Trust Agreement Supplement has been duly authorized, executed and delivered by the Georgia Trust Company, and (ii) assuming the due authorization, execution and delivery of the Trust Agreement by the Non-Georgia Trust Company and the Owner Participant, the Trust Agreement, constitutes a legal, valid and binding obligation of the Georgia Trust Company, enforceable against it in its individual capacity or as Co-Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

      (c) (i) this Agreement has been duly authorized, executed and delivered by the Co-Trustee, and (ii) assuming the due authorization, execution and delivery of this Agreement by each party hereto other than the Co-Trustee and the Georgia Trust Company, this Agreement constitutes a legal, valid and binding obligation of the Georgia Trust Company and the Co-Trustee, enforceable against the Georgia Trust Company individually or as Co-Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

      (d) (i) each of the other Operative Documents to which the Co-Trustee is a party has been duly authorized, executed and delivered by the Co-Trustee, and
(ii) assuming the due authorization, execution and delivery of each of the other Operative Documents by each party thereto other than the Co-Trustee, each of the other Operative Documents to which the Co-Trustee is a party constitutes a legal, valid and binding obligation of the Co-Trustee, enforceable against the Co-Trustee in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

      (e) upon the execution and delivery of the Loan Certificate by the Trustees in accordance with the Loan Agreement and payment therefor in accordance with the terms of this Agreement, the Loan Certificate will constitute the legal, valid and binding obligations of the Co-Trustee, enforceable against the Co-Trustee in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

      (f) the execution and delivery by the Georgia Trust Company, in its individual capacity or as Co-Trustee, as the case may be, of the Trust Agreement Supplement, this Agreement and the other Operative Documents to which it is a party, the consummation by the Georgia Trust Company, in its individual capacity or as Co-Trustee, as the case may be, of the transactions contemplated hereby and thereby, and the compliance by the Georgia Trust Company, in its individual capacity or as Co-Trustee, as the case may be, with the terms and provisions hereof and thereof, do not and will not contravene any Applicable Law of the United States of America governing its banking or trust powers or the State of Georgia governing the Georgia Trust Company or the banking or trust powers of the Georgia Trust Company, or the Trust Agreement, or its organizational documents or by-laws, or contravene the provisions of, or constitute a default by the Georgia Trust Company under, or result in the creation of any Facility Lessor's Lien attributable to it upon the Trust Estate or any indenture, mortgage or other material contract, agreement or instrument to which the Georgia Trust Company is a party or by which the Georgia Trust Company or its property is bound; provided, however, that no representation is made with respect to the right, power or authority of the Georgia Trust Company or the Co-Trustee to act as operator of the Facility following an Event of Default;

      (g) no authorization or approval or other action by, and no notice to or filing or registration with, any Georgia Governmental Entity or federal Governmental Entity governing its banking or trust powers is required for the due execution, delivery or performance by the Georgia Trust Company or the Co-Trustee, as the case may be, of the Trust Agreement, this Agreement or the other Operative Documents to which the Co-Trustee is a party, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given;

      (h) there is no pending or, to the knowledge of the Georgia Trust Company threatened, action, suit, investigation or proceeding against the Georgia Trust Company either in its individual capacity or as Co-Trustee, before any Governmental Entity which, if determined adversely to it, would materially adversely affect the ability of the Georgia Trust Company, in its individual capacity or as Co-Trustee, as the case may be, to perform its obligations under the Trust Agreement, this Agreement or the other Operative Documents to which it is a party or would materially adversely affect the Facility, the Rocky Mountain Site or any interest therein or part thereof or the Lien of the Lender on the Collateral; and

      (i) the Facility Lessor's right, title and interest in and to the Trust Estate is free of any Facility Lessor's Liens attributable to the Georgia Trust Company;

      (j) the chief executive office and principal place of business of the Georgia Trust Company where the Co-Trustee will keep its corporate records concerning the Facility, the Rocky Mountain Site and the Operative Documents is located at Atlanta, Georgia; and

      (k) immediately prior to the Closing, the Co-Trustee is not an "electric utility" or a "public utility" or a "public utility holding company" any Applicable Law.

      Section 3.2. Representations and Warranties of the Owner Trustee and the Non-Georgia Trust Company. The Non-Georgia Trust Company and the Owner Trustee hereby severally represent and warrant that, as of the Closing Date:

      (a) the Non-Georgia Trust Company is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, has the corporate power and authority, as Owner Trustee and/or in its individual capacity to the extent expressly provided herein or in the Trust Agreement, to conduct its business as presently conducted, to own or hold under lease its properties and to enter into and perform its obligations under the Trust Agreement, this Agreement and each of the other Operative Documents to which it is a party;

      (b) (i) the Trust Agreement has been duly authorized, executed and delivered by the Non-Georgia Trust Company, and (ii) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the Trust Agreement constitutes a legal, valid and binding obligation of the Non-Georgia Trust Company, enforceable against it in its individual capacity or as Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

      (c) (i) this Agreement has been duly authorized, executed and delivered by the Owner Trustee, and (ii) assuming the due authorization, execution and delivery of this Agreement by each party hereto other than the Owner Trustee and the Non-Georgia Trust Company, this Agreement constitutes a legal, valid and binding obligation of the Non-Georgia Trust Company and the Owner Trustee, enforceable against the Non-Georgia Trust Company or as Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

      (d) (i) each of the other Operative Documents to which the Owner Trustee is a party has been duly authorized, executed and delivered by the Owner Trustee, and (ii) assuming the due authorization, execution and delivery of each of the other Operative Documents by each party thereto other than the Owner Trustee, each of the other Operative Documents to which the Owner Trustee is a party constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

      (e) upon the execution and delivery of the Loan Certificate by the Owner Trustee in accordance with the Loan Agreement and payment therefor in accordance with the terms of this Agreement, the Loan Certificate will constitute the legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

      (f) the execution and delivery by the Non-Georgia Trust Company, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Agreement, this Agreement and the other Operative Documents to which it is a party, the consummation by the Non-Georgia Trust Company, in its individual capacity or as Owner Trustee, as the case may be, of the transactions contemplated hereby and thereby, and the compliance by the Non-Georgia Trust Company, in its individual capacity or as Owner Trustee, as the case may be, with the terms and provisions hereof and thereof, do not and will not contravene any Applicable Law of the United States of America governing its banking or trust powers or the State of Connecticut governing the Non-Georgia Trust Company or the banking or trust powers of the Non-Georgia Trust Company, or the Trust Agreement, or its organizational documents or by-laws, or contravene the provisions of, or constitute a default by the Non-Georgia Trust Company under, or result in the creation of any Facility Lessor's Lien attributable to it upon the Trust Estate or any indenture, mortgage or other material contract, agreement or instrument to which the Non-Georgia Trust Company is a party or by which the Non-Georgia Trust Company or its property is bound; provided, however, that no representation is made with respect to the right, power or authority of the Non-Georgia Trust Company or the Owner Trustee to act as operator of the Facility following an Event of Default;

      (g) no authorization or approval or other action by, and no notice to or filing or registration with, any Connecticut Governmental Entity or federal Governmental Entity governing its banking or trust powers is required for the due execution, delivery or performance by the Non-Georgia Trust Company or the Owner Trustee, as the case may be, of the Trust Agreement, this Agreement or the other Operative Documents to which the Owner Trustee is a party, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given;

      (h) there is no pending or, to the knowledge of the Non-Georgia Trust Company threatened, action, suit, investigation or proceeding against the Non-Georgia Trust Company either in its individual capacity or as Owner Trustee, before any Governmental Entity which, if determined adversely to it, would materially adversely affect the ability of the Non-Georgia Trust Company, in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under the Trust Agreement, this Agreement or the other Operative Documents to which it is a party or would materially adversely affect the Facility, the Rocky Mountain Site or any interest therein or part thereof or the security interest of the Lender in the Collateral;

      (i) the Facility Lessor's right, title and interest in and to the Trust Estate is free of any Facility Lessor's Liens attributable to the Non-Georgia Trust Company;

      (j) the chief executive office and principal place of business of the Non-Georgia Trust Company where the Owner Trustee will keep its corporate records concerning the Facility, the Rocky Mountain Site and the Operative Documents is located at Hartford, Connecticut; and

      (k) immediately prior to the Closing, the Owner Trustee is not an "electric utility" or a "public utility" or a "public utility holding company" under any Applicable Law.

      Section 3.3. Representations and Warranties of the Owner Participant. The Owner Participant represents and warrants that, as of the Closing Date:

      (a) the Owner Participant is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to conduct its business as presently conducted, to own or hold under lease its properties and enter into and perform its obligations under this Agreement, the Trust Agreement and the Tax Indemnity Agreement;

      (b) this Agreement, the Trust Agreement and the Tax Indemnity Agreement have been duly authorized, executed and delivered by the Owner Participant and assuming the due authorization, execution and delivery by each other party thereto, constitute the legal, valid and binding obligations of the Owner Participant, enforceable against the Owner Participant in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

      (c) the execution and delivery by the Owner Participant of this Agreement, the Trust Agreement and the Tax Indemnity Agreement, the consummation by the Owner Participant of the transactions contemplated hereby and thereby, and compliance by the Owner Participant with the terms and provisions hereof and thereof, do not conflict with any Applicable Law binding on the Owner Participant, or its articles of incorporation or by-laws, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than any Lien created under any Operative Document) upon the Trust Estate under any indenture, mortgage or other material contract, agreement or instrument to which the Owner Participant is a party or by which the Owner Participant or its property is bound it being understood that no representation or warranty is being made as to any Applicable Laws relating to the Facility or the Rocky Mountain Site;

      (d) no authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Entity is required for the due execution, delivery or performance by the Owner Participant of this Agreement, the Trust Agreement or the Tax Indemnity Agreement, other than any authorization or approval or other action or notice or filing as has been duly obtained, taken or given and other than the filing of the Form U-7D with the Securities and Exchange Commission within 30 days after the Closing Date (it being understood that no representation or warranty is being made as to any Applicable Laws relating to the Facility or the Rocky Mountain Site);

      (e) there is no pending or, to the knowledge of the Owner Participant, threatened action, suit, investigation or proceeding against the Owner Participant before any Governmental Entity which, if determined adversely to it, would materially adversely affect the Owner Participant's ability to perform its obligations under this Agreement, the Trust Agreement or the Tax Indemnity Agreement or would materially adversely affect the Facility, the Rocky Mountain Site or any interest therein or part thereof or the Lien of the Lender in the Collateral and the Property;

      (f) the Trust Estate is free of any Owner Participant's Liens;

      (g) no part of the funds to be used by the Owner Participant to make its investment pursuant to this Agreement, directly or indirectly, constitutes or is deemed to constitute assets (within the meaning of ERISA and any applicable rules, regulations and court decisions thereunder) of any Plan;

      (h) the Owner Participant is purchasing the Beneficial Interest to be acquired by it for its own account with no present intention of distributing such Beneficial Interest or any part thereof in any manner which would require registration under the Securities Act, but without prejudice, however, to the right of the Owner Participant at all times to sell or otherwise dispose of all or any part of such Beneficial Interest under a registration statement under the Securities Act or under an exemption from such registration available under such Act;

      (i) no Event of Loss of the type referred to in clause (iv) of the definition of Event of Loss has occurred or is continuing;

      (j) neither the Owner Participant nor anyone authorized by it has directly or indirectly offered or sold any interest in the Beneficial Interest or the Loan or any part thereof, or in any similar security or lease, or in any security or lease the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest or the Loan or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act; and

      (k) immediately prior to the Closing, the Owner Participant is not an "electric utility" or a "public utility" or a "public utility holding company" under the Federal Power Act or the Holding Company Act.

      Section 3.4. Representations and Warranties of Oglethorpe. Oglethorpe represents and warrants that, as of the Closing Date:

      (a) Oglethorpe is an electric membership corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia, is duly licensed or qualified and in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its financial condition, business or operations or its ability to enter into and perform its obligations under this Agreement or any of the other Operative Documents to which it is a party, and has the corporate power and authority to carry on its business as now conducted, to own or hold under lease its property and to enter into and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party;

      (b) this Agreement and each of the other Operative Documents to which it is a party and each certificate or letter agreement required to be delivered thereunder have been duly authorized, executed and delivered by all necessary corporate action by Oglethorpe and, assuming the due authorization, execution and delivery by each other party thereto, constitute the legal, valid and binding obligations of Oglethorpe, enforceable against Oglethorpe in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

      (c) the execution, delivery and performance by Oglethorpe of this Agreement and each of the other Operative Documents to which it is a party and each certificate or letter agreement required to be delivered thereunder, the consummation by Oglethorpe of the transactions contemplated hereby and thereby, and compliance by Oglethorpe with the terms and provisions hereof and thereof, do not and will not (i) contravene any Applicable Law binding on Oglethorpe or its property, or its certificate of incorporation or by-laws, or (ii) constitute a default by Oglethorpe under, or result in the creation of any Lien upon the property of Oglethorpe (other than pursuant to any Operative Document) under any indenture, mortgage or other material contract, agreement or instrument to which Oglethorpe is a party or by which Oglethorpe or any of its property is bound and the execution, delivery and performance of this Agreement and the other Operative Documents do not require any approval by members of Oglethorpe or other approval or consent of, or notice to, any trustee or holders of any indebtedness or obligations of Oglethorpe or any lessor under any lease to Oglethorpe or any other Person, except for the approval of the RUS set forth in the RUS Consent and the approval of Georgia Power set forth in the Georgia Power Consent;

      (d) no authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Entity or under any Applicable Law is required (A) for the due execution, delivery or performance by Oglethorpe of this Agreement and the other Operative Documents to which it is a party or (B) assuming that neither the Owner Participant, the Co-Trustee, the Owner Trustee or any Affiliate of any of them is an "electric utility" or a "public utility" or a "public utility holding company" under any Applicable Law immediately prior to the Closing, with respect to the participation by the Co-Trustee, the Owner Trustee or the Owner Participant in the transactions contemplated by this Agreement and the other Operative Documents, other than (i) the FERC Order which has been obtained, (ii) the filing by the Owner Participant and Co-Trustee of a Form U-7D with the Securities and Exchange Commission under Rule 7(d) of the Holding Company Act,
(iii) as may be required under the Securities Act in connection with any refinancing of the Loan Certificate with the proceeds of a public offering of debt securities, (iv) as may be required under Applicable Law providing for the supervision or regulation of the Owner Participant, the Owner Trustee or the Co-Trustee as a result of investing, lending or other commercial activity in which the Owner Participant, the Owner Trustee or the Co-Trustee is or may be engaged other than the transactions contemplated hereby or by any of the other Operative Documents, (v) the SEC No-action Letter which has been obtained, (vi) as may be required under existing Applicable Laws to be obtained, given, accomplished or renewed at any time after the Closing Date or from time to time after the Closing Date in connection with the maintenance or operation of the Facility and which are routine in nature or which cannot be obtained, or are not normally applied for, prior to the time they are required, and which Oglethorpe has no reason to believe will not be timely obtained, (vii) the consent of RUS to the Overall Transaction pursuant to the RUS Consent which has been obtained or (viii) as may be required under any Applicable Law enacted or adopted after the date hereof;

      (e) there is no pending or, to the knowledge of Oglethorpe threatened, action, suit, investigation or proceeding against Oglethorpe before any Governmental Entity which (a) questions the validity of any Transaction Document or the ability of Oglethorpe to perform its obligations under each Transaction Document to which Oglethorpe is a party or (b), if determined adversely to it, would materially adversely affect Oglethorpe's financial condition, business or operations or its ability to perform its obligations under this Agreement, under the other Transaction Documents to which it is a party or would materially adversely affect the Facility, the Rocky Mountain Site or any interest of any Transaction Party therein or part thereof or the Lien of the Lender in the Collateral or the Property;

      (f) the insurance (including all related endorsements) required by Section 11 of the Facility Sublease is in full force and effect and all premiums thereon are current;

      (g) the chief executive office and principal place of business of Oglethorpe and the office where Oglethorpe keeps its corporate records concerning the Facility, the Rocky Mountain Site and the Operative Documents is located at Tucker, Georgia;

      (h) no Head Lessor Event of Default, Head Lessor Default, Event of Default, Default, Sublease Default, Sublease Event of Default, Event of Loss (other than an Event of Loss referred to in clause (iv) of the definition of Event of Loss) or event that with the passage of time or giving of notice or both would constitute an Event of Loss (other than an Event of Loss referred to in clause (iv) of the definition of Event of Loss) has occurred and is continuing;

      (i) Oglethorpe is not an "investment company" or an "affiliated person" of an "investment company" within the meaning of the Investment Company Act of 1940;

      (j) neither Oglethorpe nor anyone authorized by it has directly or indirectly offered or sold any interest in the Beneficial Interest or the Loan or any part thereof, or in any similar security or lease, or in any security or lease the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest or the Loan or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

      (k) Oglethorpe is not in default, and no condition exists that with notice or lapse of time or both would constitute a default, under any mortgage, indenture or other material contract, agreement or instrument to which Oglethorpe is a party or by which Oglethorpe or its property is bound in any such case where any such default, individually or in the aggregate, could reasonably be expected to have a material adverse effect on (i) its financial condition, business or operations, (ii) its ability to enter into and perform its obligations under this Agreement or any other Operative Document, (iii) the Facility, the Rocky Mountain Site or any interest of any Transaction Party therein or any part thereof or (iv) the Lien of the Lender on the Collateral or the Property;

      (l) the Facility is surrounded by the Rocky Mountain Site;

      (m) Oglethorpe has (i) good and valid title, as a tenant-in-common with Georgia Power to the Facility free and clear of all Liens other than the Liens described in the Title Report, and (ii) good and marketable title as a tenant-in-common with Georgia Power in the Rocky Mountain Site free of all Liens other than the Liens described in the Title Report, and such Liens do not materially adversely affect the value or use of the Facility and the Rocky Mountain Site for the purposes permitted under the Operative Documents;

      (n) the Head Lease creates a valid leasehold interest in favor of the Co-Trustee in the Undivided Interest under the laws of the State of Georgia subject only to the Liens described in the Title Report (attached hereto as Schedule 5); the Facility Lease creates a valid leasehold interest in favor of RMLC in the Undivided Interest under the laws of the State of Georgia; and the Facility Sublease creates a valid leasehold interest in favor of Oglethorpe in the Undivided Interest under the laws of the State of Georgia;

      (o) assuming that the Loan Agreement and the Deed to Secure Debt have been duly authorized, executed and delivered by each of the parties thereto, the Loan Agreement and the Deed to Secure Debt create a valid Lien in favor of the Lender in the Collateral and such Lien is a perfected first priority Lien subject only to the Lien of the Oglethorpe Mortgage and the Liens set forth in the Title Report. No filing, recording, registration or notice with any federal or state Governmental Entity is necessary to establish or, except for such filings and recordings as have been made pursuant to Section 4.18, to perfect, or give record notice of, the Lien in favor of the Lender in the Collateral or the Property to the extent such Lien may be perfected by filings or recordings, prior to all Liens other than those set forth in the Title Report;

      (p) Oglethorpe's audited financial statements for the fiscal year ended December 31, 1995, including the footnotes thereto, present fairly the consolidated financial position, results of operations and cash flow for Oglethorpe as of and for the periods stated and have been prepared in conformity with GAAP on a consistent basis; and since December 31, 1995, except as set forth in Oglethorpe's reports on Form 10-K for calendar year 1995 and on Form 10-Q for the first three quarters of calendar year 1996, there has been no material adverse change in the business, operations or financial condition of Oglethorpe and no event has occurred or is currently contemplated or been threatened that is likely in Oglethorpe's good faith judgment to result in a decrease in the ratings on the Oglethorpe Mortgage Bonds below a S&P rating of "A" or a Moody's rating of "A3";

      (q) the use by the Trustees of the proceeds of the Loan Certificate and the Equity Investment will not violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the regulations of the Federal Reserve System;

      (r) Oglethorpe is an "electric utility company," but is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Holding Company Act and is not a registered or unregistered "holding company" within the meaning of the Holding Company Act;

      (s) the Rocky Mountain Agreements constitute valid and binding obligations of Oglethorpe enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by principles of equity. No pending or, to Oglethorpe's Actual Knowledge, threatened, material litigation exists with respect to such Agreements nor is Oglethorpe in default under any of the Rocky Mountain Agreements in a manner which could have a material adverse effect on the Overall Transaction or on the interests of the Owner Participant or the Co-Trustee in the Facility or the Rocky Mountain Site;

      (t) the Facility and the Rocky Mountain Site are, under existing Environmental Laws, free from a level of contamination that could lead to administrative response action or other action by any Governmental Entity in respect of the Facility or the Rocky Mountain Site;

      (u) except as to these matters set forth in the Oglethorpe Power Corporation Officer's Certificate, dated December 30, 1996, Re: Response of Oglethorpe Power Corporation to the Environmental Review Report for the Rocky Mountain Pumped Storage Facility, Oglethorpe has not given, and there does not exist to Oglethorpe's Actual Knowledge, a state of facts that would require it to give any Governmental Entity, nor has it received from any Governmental Entity, any written notice, letter, citation, order, warning, complaint, inquiry, claim or demand that: (i) there has been a release, or there is a threat of release, of Hazardous Substances in, on, under or from the Facility or the Rocky Mountain Site; (ii) Oglethorpe may be or is liable, in whole or in part, for the costs of cleaning up, remedying or responding to a release of any Hazardous Substance pertaining to the Facility or the Rocky Mountain Site or (iii) either the Facility or the Rocky Mountain Site is subject to a Lien in favor of any Governmental Entity in response to a release of Hazardous Substances;

      (v) except as to these matters set forth in the Oglethorpe Power Corporation Officer's Certificate, dated December 30, 1996, Re: Response of Oglethorpe Power Corporation to the Environmental Review Report for the Rocky Mountain Pumped Storage Facility, Oglethorpe has taken all required or necessary response action, including any removal, remedial or other response action, in respect of any release, emission, discharge or disposal, or threat of release, discharge, disposal or emission of any Hazardous Substance, in, on, under or from the Facility or the Rocky Mountain Site, so as to be in material compliance with all Environmental Laws;

      (w) except as to these matters set forth in the Oglethorpe Power Corporation Officer's Certificate, dated December 30, 1996, Re: Response of Oglethorpe Power Corporation to the Environmental Review Report for the Rocky Mountain Pumped Storage Facility, no action by any Governmental Entity is necessary for the operation on the Closing Date of the Facility by Oglethorpe, other than such actions that have been obtained by Oglethorpe;

      (x) there are no contracts or agreements providing for unit sales of the energy produced by the Facility that have a term which extends beyond the scheduled Expiration Date;

      (y) to Oglethorpe's Actual Knowledge, there is not present an event or condition physically affecting the Facility or the Rocky Mountain Site that would materially adversely affect the current or residual value, utility or remaining useful life of the Facility;

      (z) based upon Oglethorpe's reasonable expectations, and subject to Applicable Law, the rights and interests made available to the Trustees pursuant to the Operative Documents, to the extent such rights and interests are to be made available to the Trustees or their permitted transferees, together with the rights to be made available under the other Operative Documents, permit on a commercially practicable basis during the period following the expiration or termination of the Facility Sublease Term, (i) the location, occupation, interconnection, maintenance and repair of the Facility, (ii) the use, operation and possession of the Facility, (iii) the construction, use, operation, possession, maintenance, replacement, renewal and repair of all Modifications to the Facility, (iv) appropriate ingress to and egress from the Facility and the Rocky Mountain Site for any reasonable purpose in connection with the exercise of rights under the Operative Documents and such Person's interest in the Undivided Interest and (v) the procurement of transmission services from the Rocky Mountain Site to enable such Person to deliver the portion of the net electrical output of the Facility to the extent of the Undivided Interest in a commercially efficient manner and on commercially reasonable terms.

      (aa) Oglethorpe has filed all federal, state and local income tax returns which are required to be filed by it and has paid (prior to their delinquency dates) any Taxes which have become due pursuant to such returns or pursuant to any assessment received by it (other than Taxes and assessments the payment of which is being contested in good faith by Oglethorpe, with adequate reserves, in the aggregate, for the payment of which having been set aside on the books of Oglethorpe), and Oglethorpe has no Actual Knowledge of any actual or proposed deficiency or additional assessment in connection therewith which, either in any case or in the aggregate, would materially adversely affect Oglethorpe's financial condition, business or operations; and any charges, accruals and reserves on the books of Oglethorpe with respect to federal, state and local taxes for all open years, and for the current fiscal year, make adequate provision of any unpaid tax liabilities for such periods;

      (bb) the qualification of the Lender, the Trustees or the Owner Participant to do business under the laws of the State of Georgia or any political subdivision thereof is not required solely as a consequence of the execution and delivery of the Operative Documents, the making of the Equity Investment or the Loan or, prior to expiration or termination of the Facility Lease, the performance by the Trustees or the Owner Participant of this Agreement or any other Operative Document to which it is a party or, prior to the exercise of dispossessing remedies by the Lender under the Facility Lease, the performance by the Lender of this Agreement or any other Operative Document to which it is a party;

      (cc) the report on Form 10-K for calendar year 1995 and the reports on Form 10-Q for the first three quarters of calendar year 1996, at the time of their issuance, did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; other than as set forth in Oglethorpe's reports on Form 10-K for calendar year 1995 and on Form 10-Q for the first three quarters of calendar year 1996, there is no fact or condition, to the Actual Knowledge of any Responsible Officer of Oglethorpe, that has not been disclosed in writing to the Owner Participant and Lender that could materially and adversely affect the ability of Oglethorpe to perform its obligations under this Participation Agreement or the other Operative Documents to which it is a party or could materially adversely affect the Facility or the Lien of the Lender in the Collateral or the Property;

      (dd) the Facility Sublease Assignment Agreement creates a valid security interest or lien in favor of the Co-Trustee in RMLC's interest in the Facility Sublease and the Qualifying Sublease Surety Bond;

      (ee) assuming the filings and recordings have been made pursuant to
Section 4.18, the Equity Funding Pledge Agreement and the Payment Undertaking Pledge Agreement create valid, perfected security interests in favor of the Trustees in RMLC's interest, if any, in the Equity Funding Agreement and the Payment Undertaking Agreement, respectively;

      (ff) Oglethorpe owns all of the outstanding stock of RMLC, all of which has been fully paid and is nonassessable, and RMLC is in compliance with all of the provisions of its Certificate of Incorporation and By-laws and has not engaged in any activities or incurred any liability other than under the Operative Documents to which it is a party;

      (gg) in accordance with Section 18.13 hereof, Oglethorpe has validly submitted to the jurisdiction of the Supreme Court of the State of New York, New York County and the United States District Court for the Southern District of New York;

      (hh) Oglethorpe is in compliance with all material provisions of the FERC License and Applicable Law which could have a material adverse effect on the value, utility or remaining useful life of the Facility or the Rocky Mountain Site or the Owner Participant's or the Lender's or the Trustees' interests under the Operative Documents;

      (ii) assuming the correctness of the representations of the other parties hereto, the transaction contemplated hereunder and by the other Operative Documents will not constitute a "prohibited transaction" under ERISA;

      (jj) neither RMLC nor Oglethorpe is a tax-exempt cooperative within the meaning of Section 501(c) (12) of the Code or a tax-exempt entity within the meaning of Section 168(h) (2) of the Code and the related regulations thereunder. Neither RMLC nor Oglethorpe was at any time during the 5 year period ending on the Closing Date a tax-exempt entity described in Section 168(h) (2) of the Code and the related regulations thereunder. The IRS ruling dated September 19, 1983 attached as Exhibit W is an accurate and complete copy of the ruling obtained by Oglethorpe from the IRS confirming the taxable status of Oglethorpe for U.S. federal tax purposes and such ruling has not been revoked, modified or supplemented in any manner;

      (kk) Oglethorpe and RMLC are conducting their businesses in accordance with the assumptions set forth in the Non-consolidation Opinion and the other bankruptcy opinions of Orrick, Herrington & Sutcliffe LLP rendered on the Closing Date;

      (ll) the exercise of remedies under the Oglethorpe Mortgage, including a foreclosure having the effect of terminating the Co-Trustee's real estate interest in the Undivided Interest, the Rocky Mountain Site and the Rocky Mountain Agreements, will not adversely affect, or limit in any way, the claims of the Co-Trustee and RMLC for money damages provided for in the Head Lease, the Facility Lease, the Facility Sublease or any other Operative Document;

      (mm) assuming operation of Oglethorpe and RMLC in accordance with Sections
8.14 and 9.9 and the operating strictures set forth in the Non-consolidation Opinion, if the circumstances described in Sections 16(n) and (o) of the Facility Sublease should occur, RMLC will not be consolidated into any resulting bankruptcy proceeding involving Oglethorpe;

      (nn) any "gain" realized by Oglethorpe as a result of the prepayment of rent under the Head Lease will not adversely affect RMLC's or Oglethorpe's obligations to pay Facility Lease Rent or Facility Sublease Rent under the Facility Lease or the Facility Sublease, respectively;

      (oo) the Lender is not required to become a "co-licensee" on the FERC License and will not become a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Holding Company Act and will not become a registered or unregistered "holding company" within the meaning of the Holding Company Act, solely as a consequence of the execution and delivery of the Operative Documents, the making of the Loan and the performance by the Lender of this Agreement or any other Operative Document to which it is a party, prior to the exercise of dispossessing remedies by the Lender under the Facility Lease; and

      (pp) the representation and warranties of RMLC set forth in Section 3.5 are true and correct.

      Section 3.5. Representations and Warranties of RMLC. RMLC hereby represents and warrants that, as of the Closing Date:

      (a) RMLC is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, and has the power and authority to enter into and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to own or hold under lease its property;

      (b) this Agreement and each of the other Operative Documents to which RMLC is a party and each certificate or letter agreement required to be delivered thereunder have been duly authorized, executed and delivered by RMLC, and assuming the due authorization, execution and delivery of this Agreement and each of the other Operative Documents by each party hereto and thereto other than RMLC, this Agreement and each of the other Operative Documents to which RMLC is a party constitute legal, valid and binding obligations of RMLC, enforceable against RMLC in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

      (c) the execution and delivery by RMLC of this Agreement and each of the other Operative Documents to which it is a party and each certificate or letter agreement required to be delivered thereunder, the consummation by RMLC of the transactions contemplated hereby and thereby, and the compliance by RMLC with the terms and provisions hereof and thereof, do not and will not contravene any Applicable Law of the United States of America or the State of Delaware or RMLC's certificate of incorporation or bylaws, or contravene the provisions of, or constitute a default by RMLC under any indenture, mortgage or other material contract, agreement or instrument to which the RMLC is a party or by which RMLC or its property is bound, or result in the creation of any Lien (other than pursuant to the Operative Documents) upon the Trust Estate; provided, however, that no representation is made with respect to the right, power or authority of RMLC to act as operator of the Facility;

      (d) no authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Entity is required for the due execution, delivery or performance by RMLC of this Agreement or the other Operative Documents to which it is a party, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given;

      (e) there is no pending or, to the knowledge of the RMLC, threatened action, suit, investigation or proceeding against RMLC, before any Governmental Entity which, if determined adversely to it, would materially adversely affect the ability of RMLC to perform its obligations under this Agreement or the other Operative Documents to which it is a party or would materially adversely affect the Facility, the Rocky Mountain Site or any interest therein or part thereof or the security interest of the Lender in the Collateral;

      (f) the chief executive office of RMLC, and the place where the records concerning the Undivided Interest, and all the interest of the RMLC in, to and under all documents relating to the Trust Estate, is located at Atlanta, Georgia;

      (g) RMLC is in compliance with all of the provisions of its Certificate of Incorporation and By-laws and has not engaged in any activities or incurred any liability other than the Operative Documents to which it is a party;

      (h) no Default or Event of Default has occurred and is continuing;

      (i) RMLC is conducting its business in accordance with the assumptions set forth in the Non-consolidation Opinion and the other bankruptcy opinions of Orrick Herrington to be rendered on the Closing Date; and

      (j) assuming operation of RMLC in accordance with Sections 8.14 and 9.9 and the operating strictures set forth in the Non-consolidation Opinion, if the circumstances described in Sections 16(n) and (o) of the Facility Sublease should occur, RMLC will not be consolidated into any resulting bankruptcy proceeding involving Oglethorpe.

      Section 3.6. Representations and Warranties of the Lender. The Lender represents and warrants that, as of the Closing Date:

      (a) no part of the funds to be used by the Lender to make the Loan and acquire the Loan Certificate pursuant to this Agreement or the Loan Agreement constitutes or is deemed to constitute assets (within the meaning of ERISA and any applicable rules or regulations thereunder) of any Plan;

            (b) the Lender is making the Loan and acquiring the Loan Certificate for investment and not with a view towards any resale or distribution thereof, and neither it nor anyone authorized by it to act on its behalf has directly or indirectly offered the Loan Certificate or any interest in the Trust Estate, the Collateral or any similar security for sale to, or solicited any offer to acquire any of the same from, anyone, it being understood that the Lender makes no representations as to actions taken by the Owner Participant, either Trustee, RMLC or Oglethorpe or anyone acting on behalf of such Persons; and

            (c) the Lender is actively engaged in the business of making commercial loans and the Loan is being made by the Lender for its own account in the ordinary course of its financing business and not for or on behalf of any other Person and the Lender will treat the Loan as a loan. All arrangements, agreements or understandings by contract or by law with respect to the Loan Certificate or the Lender's rights and obligations under the Loan Agreement between or among the Lender and any party to any Operative Document are set forth in the Operative Documents.

SECTION 4. CLOSING CONDITIONS

      The obligations of the Owner Participant, RMLC, the Co-Trustee, the Owner Trustee, the Lender and Oglethorpe to consummate the transactions contemplated hereby on the Closing Date shall be subject to the following conditions, except that the obligations of any Person shall not be subject to such Person's own performance or compliance.

      Section 4.1. Operative Documents. On or before the Closing Date, each of the Operative Documents to be delivered at the Closing shall have been duly authorized, executed and delivered by the parties thereto in substantially the form attached as an Exhibit hereto, shall each be in full force and effect, and executed counterparts of each shall have been delivered to each of the parties hereto.

      Section 4.2. Equity Investment; Loan. The Owner Participant shall have made the Equity Investment and the Lender shall have made its Loan available to the Trustees at the place and in the manner contemplated by Section 2.

      Section 4.3. Equity Collateral. (a) RMLC shall have purchased the AIG Equity Funding Agreement from AIG and delivered it to the Owner Trustee and AIG shall have delivered such certificates and opinions as the Owner Participant shall reasonably request.

            (b) Oglethorpe shall have obtained a Qualifying Sublease Surety
Bond meeting the applicable requirements of Section 8.5 and a Qualifying Head Lease Surety Bond meeting the requirements of Section 8.6, from AMBAC, AMBAC shall have delivered such certificates and opinions as the Owner Participant shall reasonably request, and the Head Lease Surety Bond shall have been delivered to the Owner Participant and the Sublease Surety Bond shall have been delivered to the Co-Trustee as assignee of RMLC.

      Section 4.4. Payment Undertaking. The Payment Undertaking Issuer shall have received the Undertaking Fee under the Payment Undertaking Agreement and pledged its right, title and interest, if any, under the Payment Undertaking Agreement to the Owner Trustee pursuant to the Payment Undertaking Pledge Agreement.

      Section 4.5. Certified Copies. The Owner Participant, the Co-Trustee, the Owner Trustee and the Lender shall have received copies certified by the Secretary of Oglethorpe of the Rocky Mountain Agreements, the RUS Loan Contract and the Oglethorpe Mortgage, the Proposed Indenture, and all amendments and supplements to each thereof.

      Section 4.6. Corporate Documents. Each of the parties hereto shall have received certified copies of the by-laws and organizational documents of each of the other parties hereto (other than from the Lender) and resolutions of the Board of Directors of each such other corporate party duly authorizing the transaction and such documents and such evidence as each party may reasonably request in order to establish the authority of each such other party to consummate the transactions contemplated by this Agreement, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein or therein set forth and the incumbency of all officers signing any of the Operative Documents. Each of the foregoing documents shall be reasonably satisfactory to the recipient.

      Section 4.7. No Defaults. No Event of Default, Sublease Event of Default, Event of Loss or event that with the passage of time or giving of notice or both would constitute an Event of Default, a Sublease Event of Default or an Event of Loss shall have occurred and be continuing; and no event of default or event that with the passage of time or giving of notice or both would constitute an event of default under the Oglethorpe Mortgage shall have occurred and be continuing.

      Section 4.8. No Threatened Proceedings. No action, suit, investigation or proceeding shall have been instituted nor shall governmental action be threatened before any Governmental Entity, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Entity at the time of the Closing Date, to set aside, restrain, enjoin or prevent the consummation of the Operative Documents or any of the transactions contemplated by any of the Operative Documents.

      Section 4.9. Consents. The Intercreditor Agreement, the Partial Release of Security Interest and the Georgia Power Consent shall have been duly obtained and shall be in full force and effect and in the form and substance satisfactory to the Owner Participant, the Co-Trustee, Oglethorpe, RMLC, the Owner Trustee and the Lender; and the Owner Participant, the

Co-Trustee, Oglethorpe, RMLC, the Owner Trustee and the Lender shall have received a copy of such approval or consent certified by the applicable Transaction Party.

      Section 4.10. Governmental Actions. All actions, if any, required to have been taken by any Governmental Entity on or prior to the Closing Date in connection with the transactions contemplated by any Operative Documents on the Closing Date (including, without limitation, the Georgia Commission Order, the RUS Consent, the FERC Order and the SEC No-action Letter) shall have been taken and all orders, permits, waivers, exemptions, authorizations and approvals of and registrations with such Governmental Entities required to be in effect on the Closing Date in connection with the transactions contemplated by the Operative Documents on the Closing Date shall have been issued; and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect on the Closing Date; and the Owner Participant, the Owner Trustee, the Co-Trustee, Oglethorpe, RMLC and the Lender shall have received a copy of any such order, permit, waiver, exemption, authorization or approval.

      Section 4.11. Insurance. Insurance (including all related endorsements) complying with the requirements of Section 11 of the Facility Lease and Section 11 of the Facility Sublease shall be in full force and effect and all premiums thereon shall be current. The Owner Participant, the Owner Trustee, the Co-Trustee, the Lender and the RMLC shall have received a certificate or certificates dated the Closing Date of AEGIS Insurance Service Ltd., Arkwright Mutual Insurance Company and Aon Risk Services or an independent insurance broker or carrier reasonably satisfactory to such Persons stating that such insurance is in full force and effect.

      Section 4.12. Engineering Report. Each such Person shall have received, on or before the Closing Date, a final copy of the Engineering Report prepared by the Engineer and the Environmental Report prepared by Dames & Moore, each reasonably acceptable in form and substance to the Owner Participant and, in the case of the Environmental Report, the Lender.

      Section 4.13. Survey. The Owner Participant, the Owner Trustee, the Co-Trustee and the Lender shall have received a survey of the Rocky Mountain Site in form reasonably satisfactory to each of them.

      Section 4.14. Appraisal. The Owner Participant shall have received the Appraisal prepared by the Appraiser, reasonably satisfactory in form and substance to the Owner Participant; and the Lender and Oglethorpe shall each have received a letter in form and substance reasonably satisfactory to the Lender and Oglethorpe, respectively, from the Appraiser as to the fair market value of the Facility Lessor's Rocky Mountain Interest on the Closing Date and such other matters as either may reasonably request prior to closing.

      Section 4.15. Investment Banking Opinion. The Owner Participant shall have received a satisfactory opinion of Smith Barney Inc. or another investment banking firm reasonably acceptable to the Owner Participant as to (a) the market rate nature of the interest rate on the Loan Certificates and the Reset Interest Rate for the Loan Certificates, (b) the commercial feasibility of refinancing the Loan on the Expiration Date, (c) the commercial reasonableness and market rate on the Payment Undertaking Agreement, (d) the commercial feasibility of Facility Lessee substituting other collateral for the Payment Undertaking Agreement in accordance with the terms of the Operative Documents and (e) such other matters as the Owner Participant shall reasonably request.

      Section 4.16. Opinion with Respect to Certain Tax Aspects. The Owner Participant shall have received the opinion, dated the Closing Date, of Hunton & Williams addressed to the Owner Participant, in form and substance satisfactory to the Owner Participant, containing such counsel's favorable opinion with respect to the federal income tax aspects of the transactions contemplated hereby.

      Section 4.17. Opinion of Counsel. Oglethorpe, RMLC, the Co-Trustee, the Owner Trustee, the Owner Participant, the Lender, AMBAC and the RUS shall each have received an opinion, dated the Closing Date, of (i) Orrick, Herrington & Sutcliffe LLP, New York counsel to Oglethorpe and RMLC, (ii) Sutherland, Asbill & Brennan, L.L.P., Georgia counsel to Oglethorpe and RMLC, (iii) in-house legal counsel to the Owner Participant, (iv) Hunton & Williams, New York counsel to the Owner Participant, (v) Hunton & Williams, Georgia counsel to the Owner Participant and the Lender, (vi) Davis Polk & Wardwell, New York counsel to the Bank and the Lender, (vii) Guillermo G. Bilbao, General Counsel for the Bank and the Lender, (viii) DeBrauw, Blackstone & Westbroek, Dutch counsel to the Bank,
(ix) O'Melveny & Myers, counsel to AIG and American International Group, (x) in-house legal counsel to AMBAC, (xi) King & Spalding, counsel to the Co-Trustee and (xii) Shipman & Goodwin LLP, counsel to the Owner Trustee addressed to and in form and substance reasonably acceptable to such Person. Each such Person expressly consents to the rendering by its counsel of the opinion referred to in this Section 4.17 and acknowledges that such opinion shall be deemed to be rendered at the request and upon the instructions of such Person, each of whom has consulted with and has been advised by its counsel as to the consequences of such request, instructions and consent.

      Section 4.18. Recordings and Filings. All filings and recordings listed on
Schedule 2 hereto shall have been duly made and all filing, recordation, transfer and other fees payable in connection therewith shall have been paid; and the filing of all precautionary financing statements under the Uniform Commercial Code of Georgia and any other mortgages, security agreements or other documents as may be reasonably requested by counsel to the Owner Participant, or the Lender to perfect the right, title and interest of the Facility Lessor in the Facility Lessor's Rocky Mountain Interest or any part thereof or interest therein, to perfect the right, title and interest of the Facility Sublessor in the Facility Sublessor's Rocky Mountain Interest or any part thereof or interest therein and the Lien of the Lender in the Collateral, shall have been made.

      Section 4.19. Actions of Governmental Entity. No action or proceeding shall be pending nor shall any action be threatened before any court or Governmental Entity, nor shall any order, judgment or decree have been issued by any court or Governmental Entity at the time of the Closing Date, to set aside, restrain, enjoin or prevent the completion and consummation of the Operative Documents or any of the transactions contemplated by any of the Operative Documents.

      Section 4.20. Taxes. All Taxes, if any, due and payable by Oglethorpe or RMLC on or before the Closing Date in connection with the execution, delivery, recording and filing of this Agreement or any other Operative Document, or any document or instrument contemplated thereby shall have been duly paid in full.

      Section 4.21. No Changes in Applicable Law. No change shall have occurred in Applicable Law or the interpretation thereof by any competent court or other Governmental Entity that would make it illegal for Oglethorpe, RMLC, the Trustees, the Owner Participant or the Lender to participate in any of the transactions contemplated by the Operative Documents.

      Section 4.22. No Right to Burdensome Buyout. No event or condition described in paragraph (a), (b) or (c) of Section 13.1 of the Facility Lease shall have occurred and be continuing.

      Section 4.23. No Change in Tax Law. No change or proposed change in federal, state or local tax law shall have occurred on or prior to the Closing Date which could adversely affect the Owner Participant in relation to the transactions contemplated by the Operative Documents.

      Section 4.24. Registered Agent for RMLC and Oglethorpe. CT Corporation System shall have been appointed by RMLC and Oglethorpe as registered agent for service of process in the State of New York as provided in the Operative Documents and CT Corporation System shall have accepted such appointment.

SECTION 5. COVENANTS OF THE OWNER PARTICIPANT

      Section 5.1. Restrictions on Transfer of Beneficial Interest. (a) The Owner Participant covenants and agrees that, except as otherwise permitted by
Section 16, it shall not during the Facility Lease Term assign, convey or transfer any of its right, title or interest in the Beneficial Interest without the prior written consent, so long as no Event of Default has occurred and is continuing, of RMLC and, so long as no Sublease Event of Default has occurred and is continuing, of Oglethorpe and, so long as the Loan is outstanding, of the Lender and, so long as any OPC Secured Obligations (as defined in the Intercreditor Agreement) are outstanding and secured by the Oglethorpe Mortgage, of the RUS; provided, however, that the Owner Participant may not assign, convey or transfer its Beneficial Interest so as to cause there to exist more than two "Owner Participants" in respect of the Undivided Interest; and provided, further, that the Owner Participant may assign, convey or transfer all or a portion of its interest in the Beneficial

Interest without such consent to a Person (the "Transferee") which shall assume the duties and obligations of the Owner Participant under the Operative Documents with respect to the interest being transferred pursuant to an Assumption Agreement substantially in the form of Exhibit T hereto, which Transferee shall be either (i) an Affiliate of the Owner Participant which is a "United States person" within the meaning of Section 7701(a)(30) of the Code and which does not otherwise qualify under clause (ii) below, provided that all of the payment and performance obligations of the Transferee with respect to the interest being transferred under the Operative Documents shall be guaranteed by Owner Participant pursuant to a guaranty substantially in the form of Exhibit U hereto or (ii) a Person which meets, or the payment and performance obligations of which with respect to the interest being transferred under the Operative Documents are guaranteed (pursuant to a guaranty substantially in the form of Exhibit U hereto) by the Owner Participant (or such other guarantor, the "Guarantor") which meets, the following criteria: (A) the net worth of the Transferee or Guarantor and each general partner thereof, if any, is at least equal to $75 million calculated in accordance with GAAP; (B) each of the Transferee and any Guarantor is a financial institution, corporation or a partnership all of whose partners are corporations; (C) the Transferee is a "United States person" within the meaning of Section 7701(a)(30) of the Code;
(D) unless waived by Oglethorpe, such Transferee is not a direct competitor of Oglethorpe or its members. For purposes of the preceding sentence a "direct competitor of Oglethorpe or its members" shall mean an entity which, or an Affiliate of which, at the time of such transfer is significantly involved as a seller of capacity and energy at wholesale or retail within the service territory of Oglethorpe's members. If a Bankruptcy Default, Payment Default or Event of Default shall have occurred and be continuing, the restrictions in this
Section 5.1 shall not apply for the benefit of RMLC. If a Sublease Bankruptcy Default, Sublease Payment Default or Sublease Event of Default shall have occurred and be continuing the restrictions in this Section 5.1 shall not apply for the benefit of Oglethorpe. The Owner Participant covenants and agrees to comply with the provisions of Section 5.3 of the Georgia Power Consent. The parties hereby acknowledge the right of AMBAC to purchase the Beneficial Interest in accordance with the provisions of the AMBAC Assignment Agreement. Notwithstanding such acknowledgment, AMBAC must meet the requirements of a permitted Transferee under this Section 5.1 to exercise such rights.

      (b) The Owner Participant shall give Oglethorpe, RMLC and the Lender 30 days prior written notice of such transfer, or 10 days in the case of a transfer to an Affiliate of the Owner Participant, specifying the name and address of any proposed Transferee and such additional information as shall be necessary to determine whether the proposed transfer satisfies the requirements of this
Section 5.1. If requested by the Owner Participant, Oglethorpe, RMLC and the Lender will acknowledge qualifying transfers. All reasonable fees, expenses and charges of the Lender, RMLC and Oglethorpe (including reasonable attorneys' fees and expenses in connection with any such transfer (or proposed transfer), including any of the foregoing relating to any amendments to the Operative Documents required in connection therewith, shall be paid by the Owner Participant, without any right of indemnification from RMLC, Oglethorpe or any other Person; provided, however, that the Owner Participant shall have no obligation to pay such fees, expenses or charges as a result of any transfer while a Sublease Event of Default is continuing, in which case Oglethorpe shall be obligated to pay such costs and provided, further, that the Owner Participant shall have no obligation to pay such fees, expenses or charges as a result of any transfer while an Event of Default is continuing, in which case RMLC shall be obligated to pay such costs. RMLC shall pay all such fees, expenses or charges of Oglethorpe as a result of any transfer if an Event of Default is continuing and no Sublease Event of Default is continuing and the Owner Participant shall have no obligation in respect thereof.

      (c) Upon any such transfer in compliance with this Section 5.1, (i) such Transferee shall be deemed the "Owner Participant" for all purposes, and shall enjoy the rights and privileges and perform the obligations of the Owner Participant hereunder and under the Assumption Agreement, the Guaranty and each other Operative Document to which such Owner Participant is a party, and each reference in this Agreement, the Assumption Agreement, the Guaranty and each other Operative Document to the "Owner Participant" shall thereafter be deemed to include such Transferee for all purposes and (ii) the transferor Owner Participant and the Guarantor, if any, of such transferor Owner Participant's obligations shall be released from all obligations hereunder and under each other Operative Document to which such transferor or Guarantor is a party or by which such transferor Owner Participant or Guarantor is bound to the extent such obligations are expressly assumed by a Transferee; provided, however, that in no event shall any such transfer waive or release the transferor or its Guarantor from any liability existing immediately prior to or occurring simultaneously with such transfer.

      Section 5.2. Owner Participant's Liens. The Owner Participant covenants that it will not directly or indirectly create, incur, assume or suffer to exist any Owner Participant's Lien and the Owner Participant shall promptly notify RMLC, Oglethorpe and the Lender of the imposition of any such Lien of which the Owner Participant has Actual Knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Owner Participant's Lien.

      Section 5.3. Amendments or Revocation of Trust Agreement. The Owner Participant covenants that it will not (i) amend, supplement, or otherwise modify Section 9.01, Section 10.01 or Section 12.02 of the Trust Agreement (except as required by the Operative Documents or Applicable Law) without the prior written consent of RMLC so long as no Event of Default has occurred and is continuing, or Oglethorpe so long as no Sublease Event of Default has occurred and is continuing, or the Lender so long as the Loan is outstanding, in any manner that would have a material adverse effect upon the rights of Oglethorpe, RMLC or the Lender or (ii) revoke, or otherwise waive compliance with or terminate the Trust Agreement without the prior written consent of RMLC so long as no Event of Default has occurred and is continuing, or Oglethorpe so long as no Sublease Event of Default has occurred and is continuing, or the Lender so long as the Loan is outstanding, and so long as OPC Secured Obligations (as defined in the Intercreditor Agreement) are outstanding and secured by the Oglethorpe Mortgage, the RUS.

      Section 5.4. Bankruptcy Filings. The Owner Participant agrees that it will not file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of, or in respect of, RMLC or the Owner Trust under the Bankruptcy Code, or any other applicable Federal or state law or the law of the District of Columbia.

      Section 5.5. Instructions. The Owner Participant agrees that it will not instruct the Co-Trustee or the Owner Trustee to take any action prohibited by this Agreement or any other Operative Document.

SECTION 6. COVENANTS OF THE GEORGIA TRUST COMPANY AND THE CO-TRUSTEE

      Section 6.1. Compliance with the Trust Agreement. The Georgia Trust Company and the Co-Trustee each hereby severally covenants and agrees that it will comply with all of the terms of the Trust Agreement applicable to it.

      Section 6.2. Facility Lessor's Liens. The Georgia Trust Company covenants that neither it nor the Co-Trustee will directly or indirectly create, incur, assume or suffer to exist any Facility Lessor's Lien attributable to it and will promptly notify RMLC, Oglethorpe, the Owner Participant and the Lender of the imposition of any such Lien of which it has Actual Knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Facility Lessor's Lien attributable to it; provided, however, that the Georgia Trust Company and the Co-Trustee may, in good faith and by appropriate proceedings diligently conducted, contest the validity or application of any such Lien in any reasonable manner (a) which does not involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of a Lien on, any part of the Facility, the Rocky Mountain Site or Trust Estate or the impairment of the Facility, the Rocky Mountain Site or the Trust Estate in any material respect or (ii) any criminal liability being incurred or any material adverse effect on the Facility Lessor, the Owner Participant, Oglethorpe, RMLC or the Lender (in each case in the reasonable opinion of such Person), or (iii) the loss of the perfected security interest of the Lender in the Collateral and (b) so long as the existence of any such Lien on the Facility, the Rocky Mountain Site or the Assigned Rocky Mountain Interests is permitted by the Oglethorpe Mortgage.

      Section 6.3. Amendments to Loan Agreement, the Deed to Secure Debt and Loan Certificate. The Co-Trustee and the Georgia Trust Company each covenants that it will not unless such action is directed in writing by the Owner Trustee or the Owner Participant, (i) through its own action terminate any Operative Document to which it is a party, or (ii) amend, supplement, waive or modify (or consent to any such amendment, supplement, waiver or modification) of any Operative Document to which it is a party.

      Section 6.4. Transfer of the Facility Lessor's Rocky Mountain Interest. Other than as contemplated by the Operative Documents, and except as directed in writing by the Owner Trustee or the Owner Participant, the Co-Trustee covenants that it will not assign, pledge, convey or transfer any of its then existing right, title or interest in and to the Facility Lessor's Rocky Mountain Interest, the Trust Estate or the other Operative Documents.

      Section 6.5. Bankruptcy Filings. The Georgia Trust Company agrees that neither it nor the Co-Trustee will file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of, or in respect of, RMLC under the Bankruptcy Code, or any other applicable Federal or state law or the law of the District of Columbia.

      Section 6.6. Limitation on Indebtedness and Actions. The Co-Trustee covenants that it will not incur any indebtedness nor enter into any business or activity except as required or expressly permitted or contemplated by any Operative Document.

      Section 6.7. Change of Location. The Co-Trustee agrees to give the Owner Participant, RMLC, Oglethorpe and the Lender 30 days' written notice of any relocation of the Co-Trustee's chief executive office or the place where documents and records relating to the Co-Trustee or the Trust Estate are kept from the location set forth in Section 3.1(j) and of any change in its name.

      Section 6.8. Releases Pursuant to Section 4.2 of the Ground Lease. Without limiting or conditioning in any manner the Ground Lessor's Release Rights, the Co-Trustee, as Ground Lessee, hereby expressly agrees from time to time to execute and deliver to Oglethorpe, as Ground Lessor, in sufficient form to permit recordation in the real property records of the Clerk of Superior Court of Floyd County, Georgia, within thirty (30) days after the effectiveness of written notice from the Owner Trustee requesting the same and the delivery of an Officer's Certificate as contemplated by Section 4.2 of the Ground Lease, a quitclaim deed releasing from the effect of the Ground Lease any Released Property described in such Officer's Certificate together with any other documentation Oglethorpe reasonably deems necessary to effectuate any sale, grant, release, lease or conveyance provided for in Section 4.2 of the Ground Lease.

      Section 6.9. Transfers of Interest in Payment Undertaking Agreement. The Co-Trustee may not transfer, assign, pledge, repledge or otherwise dispose of, or grant any option, participation or interest in, with respect to or measured by, or any proceeds with respect to the rights of the Co-Trustee as a beneficiary under the Payment Undertaking Agreement to any Person other than the Lender pursuant to the Loan Agreement or to any transferee of all or an undivided interest (and only to the extent of such undivided interest) in all of Co-Trustee's right, title and interest in the Operative Documents, except as directed in writing by the Owner Trustee or the Owner Participant.

SECTION 7. COVENANTS OF THE NON-GEORGIA TRUST COMPANY AND THE OWNER TRUSTEE

      Section 7.1. Compliance with the Trust Agreement. The Non-Georgia Trust Company and the Owner Trustee each hereby severally covenants and agrees that it will:

      (a) comply with all of the terms of the Trust Agreement applicable to it; and

      (b) Subject to the Trust Agreement, not amend, supplement, or otherwise modify Section 9.01, Section 10.01 or Section 12.02 of the Trust Agreement (except as required by the Operative Documents or Applicable Law) in any manner that would have an effect upon the rights of Oglethorpe or RMLC without the prior written consent of RMLC so long as no Event of Default has occurred and is continuing, or Oglethorpe so long as no Sublease Event of Default or Head Lessor Event of Default has occurred and is continuing.

      Section 7.2. Facility Lessor's Liens. The Non-Georgia Trust Company covenants that neither it nor the Owner Trustee will directly or indirectly create, incur, assume or suffer to exist any Facility Lessor's Lien attributable to it and will promptly notify RMLC, Oglethorpe, the Owner Participant and the Lender of the imposition of any such Lien of which it has Actual Knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Facility Lessor's Lien attributable to it; provided, however, that the Non-Georgia Trust Company and the Owner Trustee may, in good faith and by appropriate proceedings diligently conducted, contest the validity or application of any such Lien in any reasonable manner (a) which does not involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of another Lien on, any part of the Facility, the Rocky Mountain Site or the Trust Estate or the impairment of the Facility, the Rocky Mountain Site or the Trust Estate in any material respect or (ii) any criminal liability being incurred or any material adverse effect on the Facility Lessor, the Owner Participant, Oglethorpe, RMLC or the Lender (in each case in the reasonable opinion of such Person), or (iii) the loss of the perfected security interest of the Lender in the Collateral and (b) so long as the existence of any such Lien on the Facility, the Rocky Mountain Site or the Assigned Rocky Mountain Interests is permitted by the Oglethorpe Mortgage.

      Section 7.3. Amendments to Loan Agreement, the Deed to Secure Debt and Loan Certificate. Subject to the Trust Agreement, the Owner Trustee and the Non-Georgia Trust Company each covenants that it will not unless such action is expressly contemplated by the Operative Documents (i) through its own action terminate the Loan Agreement, the Deed to Secure Debt or the Loan Certificate,
(ii) amend, supplement, waive or modify (or consent to any such amendment, supplement, waiver or modification) the Loan Agreement, the Deed to Secure Debt or the Loan Certificate in any manner that would have an adverse effect upon the rights of Oglethorpe or RMLC or (iii) take any action to prepay or refund the Loan Certificate or amend any of the payment terms of the Loan Certificate without, in each case, the prior written consent of RMLC so long as no Event of Default shall have occurred and be continuing or Oglethorpe so long as no Head Lessor Event of Default or Sublease Event of Default shall have occurred and be continuing.

      Section 7.4. Transfer of the Facility Lessor's Rocky Mountain Interest. Other than as contemplated by the Operative Documents, the Owner Trustee covenants that it will not assign, pledge, convey or transfer any of its then existing right, title or interest in and to the Facility Lessor's Rocky Mountain Interest, the Trust Estate or the other Operative Documents. Nothing in this Section 7.4 shall limit the ability of the Owner Trustee to appoint a successor Owner Trustee pursuant to Section 9.06 of the Trust Agreement.

      Section 7.5. Bankruptcy Filings. The Non-Georgia Trust Company agrees that neither it nor the Owner Trustee will file a petition, or join in the filing of a petition seeking reorganization, arrangement, adjustment or composition of, or in respect of, RMLC under the Bankruptcy Code, or any other applicable Federal or state law or the law of the District of Columbia.

      Section 7.6. Limitation on Indebtedness and Actions. The Owner Trustee covenants that it will not incur any indebtedness nor enter into any business or activity except as required or expressly permitted or contemplated by any Operative Document.

      Section 7.7. Change of Location. The Owner Trustee shall use its best efforts to give the Owner Participant, RMLC, Oglethorpe and the Lender 30 days' written notice of any relocation of the Owner Trustee's chief executive office or the place where documents and records relating to the Owner Trustee or the Trust Estate are kept from the location set forth in Section 3.1(j) and of any change in its name, but in any event the Owner Trustee shall give such notice within 30 days after such relocation or name change.

      Section 7.8. Transfers of Interest in Payment Undertaking Agreement. The Owner Trustee may not transfer, assign, pledge, repledge or otherwise dispose of, or grant any option, participation or interest in, with respect to or measured by, or any proceeds with respect to, the rights of the Owner Trustee as a beneficiary under the Payment Undertaking Agreement to any Person other than the Lender pursuant to the Loan Agreement or to any transferee of all or an undivided interest (and only to the extent of such undivided interest) in all of Owner Trustee's right, title and interest in the Operative Documents.

SECTION 8. COVENANTS OF OGLETHORPE

      Section 8.1. Maintenance of Corporate Existence. Except as permitted by
Section 8.2, Oglethorpe will at all times maintain its existence as an electric membership corporation in good standing under the laws of the State of Georgia, and Oglethorpe will remain qualified to do business in any state in which the conduct of its business or the ownership or leasing of assets used in its business requires such qualification and where the failure to be so qualified would have a material adverse effect on the operations, business, properties, assets or condition of Oglethorpe and its subsidiaries taken as a whole.

      Section 8.2. Merger, Consolidation, Sale of Assets. Oglethorpe covenants and agrees as follows:

      (a) Oglethorpe will not consolidate with or merge into any other Person, or sell, transfer or otherwise dispose of, all or substantially all of its assets to any Person or Persons in one or a series of transactions, unless immediately after giving effect to such transaction:

            (i) no Head Lessor Event of Default, Sublease Payment Default, Sublease Bankruptcy Default or Sublease Event of Default shall have occurred and be continuing;

            (ii) the entity resulting from such consolidation, surviving in such merger or succeeding to such assets, if other than Oglethorpe, shall be organized under the laws of the United States, any state thereof or the District of Columbia;

            (iii) such resulting, surviving or succeeding entity, if other than Oglethorpe, shall execute and deliver to the Co-Trustee, the Owner Trustee, RMLC, the Owner Participant and the Lender at least 30 days prior to such proposal a valid and enforceable assumption agreement in form and substance reasonably satisfactory to each of such parties, by such entity of all of Oglethorpe's obligations under this Participation Agreement and each other Transaction Document to which Oglethorpe is then a party, together with an opinion of counsel acceptable to the Owner Participant, the Trustees, RMLC and the Lender to the effect that the proposed merger, consolidation or sale complies with this Section 8.2 and that the assumption agreement is valid, binding and enforceable in accordance with its terms;

            (iv) no event of default under the Oglethorpe Mortgage, the RUS Loan Contract or the Rocky Mountain Agreements shall have occurred and be continuing; and

            (v) unless the Oglethorpe Mortgage Bonds which are then rated shall be rated at least "investment grade" by Moody's and S&P, both immediately prior to and subsequent to such consolidation, merger or sale, the net worth of the surviving entity, calculated in accordance with GAAP, shall not be less than the net worth of Oglethorpe immediately prior to such consolidation, merger or sale.

      (b) Upon the consummation of such transaction described in Section 8.2(a), the surviving entity, if other than Oglethorpe, shall succeed to, and be substituted for, and may exercise every right and power and shall perform every obligation of, Oglethorpe under this Participation Agreement and each other Transaction Document to which Oglethorpe was a party immediately prior to such transaction, with the same effect as if such entity had been named herein and therein. Nothing contained herein shall permit any sublease, assignment or other arrangement for the use, operation or possession of the Undivided Interest except in compliance with the applicable provisions of the Facility Sublease. Oglethorpe will pay the reasonable costs and expenses of the

Owner Participant, the Trustees, RMLC and the Lender in connection with any transaction contemplated by this Section 8.2.

      Section 8.3. Notice of Change in Address or Name. Oglethorpe will provide the Co-Trustee, the Owner Trustee, the Owner Participant, RMLC and the Lender with 30 days' prior written notice of any change in its chief executive office, its principal place of business, its name or the place where Oglethorpe maintains its business records.

      Section 8.4. Delivery of Financial Statements; No Default Certificate; Notice of Negotiations. (a) Oglethorpe will deliver to the Owner Participant, RMLC, the Co-Trustee, the Owner Trustee, and, so long as the Loan is outstanding, the Lender, as soon as practicable after the end of each fiscal year but in no event later than 145 days after the end of such year, its annual report on Form 10-K filed by Oglethorpe with the SEC or if not so filed, such other annual report, including an audited balance sheet of Oglethorpe as at the end of such fiscal year and the related statements of revenue and expenses, patronage capital, and cash flows for the year then ended, together with the report with respect thereto of Coopers & Lybrand L.L.P. or other independent public accountants of nationally reorganized standing all in reasonable detail and prepared in accordance with GAAP on a consistent basis, and an Officer's Certificate of Oglethorpe stating that (i) the signer has made, or caused to be made under its supervision, a review of this Agreement and the other Operative Documents; (ii) such review has not disclosed the existence during such fiscal year (and the signer does not have knowledge of the existence as of the date of such certificate) of any condition or event constituting a Head Lessor Default or Head Lessor Event of Default, a Sublease Default, a Sublease Event of Default or an Event of Loss or, if any such condition or event existed or exists, specifying the nature thereof, the period of existence thereof and what action Oglethorpe has taken or proposes to take with respect thereto, and (iii) Oglethorpe has fully observed the operating strictures set forth in the Non-consolidation Opinion.

            (b) Oglethorpe will deliver to the Owner Participant, RMLC, the Owner Trustee, the Co-Trustee and, so long as the Loan is outstanding, the Lender, (i) as soon as reasonably practicable after the end of each fiscal quarter but in no event later than 45 days after the end of such quarter, a copy of the Form 10-Q filed by Oglethorpe with the Securities and Exchange Commission or if not so filed, such other quarterly audited or unaudited report as Oglethorpe shall distribute to the holders of the Oglethorpe Mortgage Bonds.

            (c) In addition to the Officer's Certificate referred to in Section 8.4(a) above, upon any Responsible Officer of Oglethorpe having Actual Knowledge of a condition or circumstance that constitutes a Head Lessor Default, Head Lessor Event of Default, a Sublease Default or Sublease Event of Default, Oglethorpe shall report such condition or circumstance to the Owner Participant and RMLC, promptly but in no event later than 10 Business Days after such Actual Knowledge.

            (d) Oglethorpe will provide the Owner Participant, the Lender and RMLC with prompt notice of the commencement or request by RUS (or any other Person holding a claim secured by the Lien of the Oglethorpe Mortgage) to commence any negotiations or discussions, or of any request or demand that Oglethorpe take any action in furtherance of, any settlement or "work-out".

            (e) When requested by the Owner Participant, the Lender or RMLC, Oglethorpe will promptly provide any such requesting entity with such financial or operating information as it shall reasonably request and which are routinely made available to creditors of Oglethorpe other than the RUS.

      Section 8.5. Qualifying Head Lease Surety Bond. At all times during the Facility Sublease Term, Oglethorpe shall, subject to the second sentence of this
Section 8.5, maintain a Qualifying Head Lease Surety Bond. If (a) any Qualifying Head Lease Surety Bond (or any Qualifying Letter of Credit maintained pursuant to this Section 8.5) shall cease to be a Qualifying Head Lease Surety Bond (or a Qualifying Letter of Credit) or (b) Oglethorpe shall make a good faith determination that a significant possibility exists that the existing Qualifying Head Lease Surety Bond (or Qualifying Letter of Credit) will cease to be a Qualifying Sublease Surety Bond (or Qualifying Letter of Credit) or (c) with respect to the Qualifying Head Lease Surety Bond issued by AMBAC on the Closing Date, the Qualifying Surety Bond Provider shall be released from its obligations under the Qualifying Head Lease Surety Bond pursuant to Section 2 of the AMBAC Assignment Agreement, Oglethorpe shall, within 60 days of the earliest of (i) having Actual Knowledge of such fact (ii) reaching such good faith determination, (iii) receiving notice from the Owner Participant of such fact or
(iv) such release, provide (w) a replacement Qualifying Head Lease Surety Bond,
(x) a Qualifying Letter of Credit supporting Oglethorpe's obligations under
Section 16 of the Head Lease and the Special Equity Head Lease Remedy having a maximum drawing amount from time to time equal to the Equity Exposure Amount,
(y) other credit enhancement acceptable to the Owner Participant in its sole discretion or (z) a combination of the credit enhancements set forth in clause
(w), (x) and (y); provided that Oglethorpe delivers a favorable opinion of counsel (such counsel and the form and substance of such opinion to be reasonably satisfactory to the Owner Participant) covering the matters and to the same effect as set forth in the opinion of counsel to AMBAC rendered in connection with the Qualifying Head Lease Surety Bond issued by AMBAC on the Closing Date in respect of the replacement Qualifying Head Lease Surety Bond or Qualifying Letter of Credit.

      Section 8.6. Qualifying Sublease Surety Bond. At all times during the Facility Sublease Term Oglethorpe shall, subject to the second sentence of this
Section 8.6, maintain a Qualifying Sublease Surety Bond. If (a) any Qualifying Sublease Surety Bond (or any Qualifying Letter of Credit maintained pursuant to this Section 8.6) shall cease to be a Qualifying Sublease Surety Bond (or a Qualifying Letter of Credit) or (b) Oglethorpe shall make, a good faith determination that a significant possibility exists that the existing Qualifying Sublease Surety Bond (or Qualifying Letter of Credit) will cease to be a Qualifying Sublease Surety Bond (or Qualifying Letter of Credit) or (c) with respect to the Qualifying Sublease Surety Bond issued by AMBAC on the Closing Date, the Qualifying Surety Bond Provider shall be released from its obligations under the Qualifying Sublease Surety Bond pursuant to Section 2 of the AMBAC Assignment

Agreement, Oglethorpe shall, within 60 days of the earliest of (i) having Actual Knowledge of such fact, (ii) reaching such good faith determination, (iii) receiving notice from the Owner Participant or RMLC of such fact or (iv) such release, provide (w) a replacement Qualifying Sublease Surety Bond, (x) a Qualifying Letter of Credit supporting Oglethorpe's obligations under the Facility Sublease and the Special Equity Facility Lease Remedy having a maximum drawing amount from time to time equal to the Equity Exposure Amount, (y) other credit enhancement acceptable to the Owner Participant and RMLC in their sole discretion or (z) a combination of the credit enhancements set forth in clause
(w), (x) or (y); provided that (a) Oglethorpe delivers a favorable opinion of counsel (such counsel and the form and substance of such opinion to be reasonably satisfactory to RMLC and the Owner Participant) covering the matters, and to the same effect, as set forth in the opinion of counsel to AMBAC in connection with the Qualifying Sublease Surety Bond issued by AMBAC on the Closing Date in respect of the replacement Qualifying Sublease Surety Bond or Qualifying Letter of Credit and (b) RMLC delivers a favorable opinion of such counsel (such counsel and the form and substance of such opinion to be reasonably satisfactory to the Owner Participant) regarding the existence of a valid and perfected first priority security interest in favor of the Facility Lessor and the Owner Participant in such Qualifying Sublease Surety Bond and the proceeds thereof or in such Qualifying Letter of Credit and the proceeds thereof, as the case may be, to secure the Facility Lessee's obligations under the Facility Lease and the Special Equity Facility Lease Remedy, respectively.

      Section 8.7. Qualifying Letter of Credit. Oglethorpe shall be permitted, from time to time, to replace any Qualifying Head Lease Surety Bond, Qualifying Sublease Surety Bond or Qualifying Letter of Credit issued when required by
Section 8.5 or 8.6 or this Section 8.7 with a replacement Qualifying Letter of Credit meeting the criteria of Section 8.5 or Section 8.6, as the case may be satisfying the terms of the second sentence of this Section 8.7, provided that, if such Qualifying Letter of Credit shall be maintained pursuant to Section 8.6, a valid and perfected first priority security interest in favor of the Facility Lessor and the Owner Participant in such Qualifying Sublease Surety Bond and the proceeds thereof or the proceeds of such Qualifying Letter of Credit, shall be provided by RMLC; provided, further, that (x) Oglethorpe delivers a favorable opinion of counsel (such counsel and the form and substance of such opinion to be reasonably satisfactory to RMLC and the Owner Participant) regarding the validity and enforceability of such replacement Qualifying Letter of Credit and such other customary matters as the Owner Participant may reasonably request and
(y) RMLC delivers a favorable opinion of counsel (such counsel and the form and substance of such opinion to be reasonably satisfactory to the Owner Participant) regarding the existence of such valid and perfected security interest in favor of the Facility Lessor and the Owner Participant. If a Qualifying Letter of Credit issued pursuant to Section 8.5 or 8.6 or this
Section 8.7 shall have an expiry date prior to the Expiration Date, Oglethorpe shall extend such Qualifying Letter of Credit no less than 60 days prior to its expiry date or replace such Qualifying Letter of Credit no less than 60 days prior to such expiry date with a (i) replacement Qualifying Letter of Credit having a maximum drawing amount from time to time equal to the maximum drawing amounts under the Qualifying Letter of Credit being replaced, (ii) a Qualifying Head Lease Surety Bond or a Qualifying Sublease Surety Bond, meeting the requirements of Sections 8.5 and 8.6 hereof as the case may be, having a maximum amount from time to time payable equal to the maximum drawing amount under the Qualifying Letter of Credit being replaced, (iii) other credit enhancement acceptable to the Owner Participant and RMLC in their sole discretion or (iv) a combination of (i), (ii) and (iii).

      Section 8.8. Qualifying Additional Security. By May 30th and November 30th of each year during the Facility Sublease Term, Oglethorpe will provide the Owner Participant and RMLC with a certificate of a Responsible Officer setting forth (a) a computation in accordance with GAAP as of a date no more than 60 days prior to May 30 or November 30, as the case may be, of Oglethorpe's then current assets minus its current liabilities, defined as the difference between
(1) cash, marketable securities (including cash or marketable securities then held by consolidated subsidiaries of Oglethorpe to the extent they exceed the sum of claims against such consolidated subsidiaries not fully economically defeased), accounts receivable that are due and payable within 30 days of such computation and not overdue and lines of credit then available to pay current liabilities and (2) current liabilities due and payable or to be due and payable within 30 days of the date of such computation (the "Liquidity Amount"), (b) whether the Oglethorpe Mortgage Bonds are then rated at least mid-"B" investment grade ("BBB" by S&P, "Baa2" by Moody's and "BBB" by Fitch's) by at least two of such rating services and (c) whether its senior long-term unsecured indebtedness, if any and if rated, is then rated at least investment grade ("BBB-" by S&P, "Baa3" by Moody's, "BBB-" by Fitch's) by at least two of such rating services. If (x) as of such a date of computation set forth in any such certificate, the Liquidity Amount shall not equal or exceed $50,000,000 or (y) at any time the Oglethorpe Mortgage Bonds shall not be rated at least the above-described mid-"B" investment grade by at least two of such three rating services or (z) at any time the senior long-term unsecured indebtedness, if any and if rated, of Oglethorpe shall not be rated at least such above-described investment grade by at least two of such three rating services, Oglethorpe shall, within 60 days of the receipt of a request from the Owner Participant (with respect to Oglethorpe's obligations under the Head Lease) or RMLC (with respect to Oglethorpe's obligations under the Facility Sublease), provide additional security ("Qualifying Additional Security") for its obligations under the Head Lease and the Facility Sublease in accordance with this Section 8.8. Qualifying Additional Security shall consist of surety bonds issued by a Qualifying Surety Bond Provider or a Qualifying Letter of Credit in favor of the Co-Trustee and the Owner Participant (in the case of Qualifying Additional Security securing Oglethorpe's obligations under the Head Lease and the Special Equity Head Lease Remedy) and in favor of RMLC or the Owner Participant (in the case of Qualifying Additional Security securing Oglethorpe's obligations under the Facility Sublease), in each case payable or drawable in an amount equal to $50,000,000. Oglethorpe's obligation in this Section 8.8 may be satisfied by increasing the maximum amounts payable under the existing Qualifying Head Lease Surety Bond and Qualifying Sublease Surety Bond by $50,000,000 each. All Qualifying Additional Security shall be in form and substance, and accompanied by documentation and opinions, reasonably satisfactory to RMLC and the Owner Participant. Items of Qualifying Additional Security issued in favor of RMLC will be collaterally assigned to the Facility Lessor and the Owner Participant to the extent such Qualifying Additional Security secures obligations under the Facility Sublease. Oglethorpe shall replace any item of Qualifying Additional Security which shall cease to be "qualifying" in accordance with the above criteria required by this Section

8.8 with a "qualifying" item of Qualifying Additional Security within 60 days after the earlier of (1) having Actual Knowledge of such fact, (2) reaching a good faith determination that a significant possibility exists that the existing Qualifying Additional Security will cease to be a Qualifying Additional Security and (3) receiving notice from RMLC or the Owner Participant of such fact. Oglethorpe shall be obligated in keeping the Qualifying Additional Security in effect so long as (A) the certificates provided by Oglethorpe by each May 30 and November 30 demonstrate that the Liquidity Amount shall not equal or exceed $50,000,000 or (B) the Oglethorpe Mortgage Bonds shall not be rated at least mid-"B" investment grade by at least two of the three identified rating services as described above in clause (b) of this Section 8.8 or (C) Oglethorpe's senior long-term unsecured indebtedness, if any and if rated, shall not be rated at least such investment grade by two of the three identified ratings services as described above in clause (c) of this Section 8.8.

      Section 8.9. Public Utility Regulation. Oglethorpe agrees to cooperate with RMLC, the Owner Participant and the Trustees and to take reasonable measures to alleviate the source or consequence of any regulation constituting an Event of Loss described in paragraph (iv) of the definition thereof, at the cost and expense of RMLC.

      Section 8.10. Further Assurances. Oglethorpe, at its own cost, expense and liability, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may be necessary in order to carry out the intent and purposes of this Participation Agreement and the other Operative Documents, and the transactions contemplated hereby and thereby. Oglethorpe, at its own cost, expense and liability, will cause such financing statements and fixture filings (and continuation statements with respect thereto) as may be necessary and such other documents as the Owner Participant, RMLC, the Co-Trustee, the Owner Trustee or the Lender shall reasonably request to be recorded or filed at such places and times in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary in order to establish, preserve, protect and perfect the right, title and interest of the (a) Facility Lessor in and to (i) the Undivided Interest under the Head Lease, the Ground Interest under the Ground Lease or any part of either thereof or interest therein and (ii) the Qualifying Head Lease Surety Bond or Qualifying Additional Security to the extent securing Oglethorpe's obligations under the Head Lease and Section 16 of the Participation Agreement and (b) RMLC in and to the Qualifying Sublease Surety Bond, Oglethorpe will record the Facility Lease and the Facility Sublease within 30 days after the Closing Date. Oglethorpe shall promptly from time to time furnish to the Owner Participant, the Co-Trustee, the Owner Trustee or the Lender such information with respect to the Facility, the Rocky Mountain Site or the transactions contemplated by the Operative Documents to which Oglethorpe is a party as may be required to enable the Owner Participant, the Co-Trustee or the Owner Trustee or the Lender, as the case may be, to timely file with any Governmental Entity any reports and obtain any licenses or permits required to be filed or obtained by the Owner Trustee or the Co-Trustee under any Operative Document or the Owner Participant as the owner of the Beneficial Interest or the Lender .

      Section 8.11. Transfer of Stock of RMLC. Oglethorpe will not sell, transfer, assign or grant a Lien with respect to, or otherwise alienate or transfer any interest in, the stock of RMLC, or any part thereof, without the prior written consent of the Owner Participant and the Lender. Oglethorpe will not initiate or consent to any amendment to the certificate of incorporation or bylaws of RMLC without the prior written consent of the Owner Participant and the Lender.

      Section 8.12. Bankruptcy Filings. Oglethorpe agrees that it will not take any corporate steps, or file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment, liquidation or composition, or any other similar action, of, or in respect of, RMLC under the Bankruptcy Code, or any other applicable Federal or state law or the law of the District of Columbia.

      Section 8.13. Dividends by RMLC. Oglethorpe shall not cause RMLC to declare and pay any dividends, or make any other payment with respect to RMLC's capital stock, during the existence of any Default or Event of Default.

      Section 8.14. Separateness Principles. Oglethorpe will at all times observe the operating strictures set forth in, the Non-consolidation Opinion and the other bankruptcy opinions of Orrick, Herrington & Sutcliffe LLP rendered on the Closing Date. Oglethorpe will cause an independent third party, such as CT Corporation System, to manage RMLC pursuant to a management contract among Oglethorpe, the Trustees and such third party in compliance with the foregoing requirements of this Section and Section 9.9, hereof, the Non-Consolidation Opinion and the other bankruptcy opinions of Orrick, Herrington & Sutcliffe LLP rendered on the Closing Date.

      Section 8.15. FERC License. Oglethorpe will fully perform all its obligations or duties required under the FERC License during the Facility Sublease Term if failure to perform such obligations could have an adverse effect on the value, utility or useful life of the Facility or an adverse effect on the interests of the Transaction Parties in the Facility or the Rocky Mountain Site. Oglethorpe will perform on a timely basis, at its sole cost and expense, any obligations imposed on the Owner Trustee or the Co-Trustee as co-licensees under the FERC License, including any obligation to maintain any amortization reserve required under Article 45 of the FERC License to be maintained by either the Owner Trustee or the Co-Trustee. In the event any such amortization reserve, or any amortization reserve required to be maintained by Oglethorpe or RMLC, is used to reduce the "net investment" of the Owner Trustee or the Co-Trustee in the Undivided Interest or the "net investment" of Oglethorpe in the Rocky Mountain Site upon a government take over of the Facility or the award of a FERC License with respect to the Facility to a new license at the end of the term of the FERC License, Oglethorpe will pay the amount of such reductions to the Owner Participant upon written demand by the Owner Participant. Oglethorpe will also use its best efforts to cause a renewal of the FERC License for a period of not less than 17 years to inter alia Oglethorpe and the Co-Trustee upon expiration of the FERC License.

      Section 8.16. Restriction on Undivided Interest Transfers. Oglethorpe will not assign, sell or otherwise transfer the Undivided Interest to any Person without the prior written consent of the Lender and the Owner Participant, including but not limited to taking action that would result in any conveyance, transfer, sale or auction referred to in Section 4 of the Intercreditor Agreement. The foregoing covenant shall not restrict Oglethorpe's ability to create a Permitted Lien on the Undivided Interest.

      Section 8.17. Offset of Ground Lease Rent. In the event the Facility Lessor is entitled by the terms of the Facility Lease to exercise remedies as a result of an Event of Default thereunder and any amounts remain unpaid to the Ground Lessee under the Facility Lease or any other Operative Document as a result of such Event of Default, payment of any amounts owed to the Ground Lessor by the Ground Lessee under the Ground Lease may, in the sole discretion of the Ground Lessee, be suspended until such time as all amounts of Sublease Rent due and owing under the Operative Documents to the Ground Lessee shall have been paid in full.

      Section 8.18. Amendment of Oglethorpe Mortgage. The Oglethorpe Mortgage will not be supplemented, modified, amended or otherwise altered in any manner that would, and no substitute or replacement mortgage, deed to secure debt, deed of trust, trust indenture or other security instrument executed and delivered in substitution for the then current instrument constituting the Oglethorpe Mortgage will, materially adversely affect Oglethorpe's or RMLC's ability to perform its obligations under any Transaction Document. No mortgage, deed to secure debt, deed of trust, trust indenture or other security instrument which constitutes the Oglethorpe Mortgage shall create a Lien on the property which is the subject of the Partial Release of Security Interest.

      Section 8.19. Notices Under Georgia Power Consent. Oglethorpe will promptly provide to the Trustees and the Lender a copy of all notices received by it or given by it under the Georgia Power Consent.

      Section 8.20. Tax Exempt Status. Neither Oglethorpe nor any Affiliate (other than RMLC) of Oglethorpe (i) has taken, will take or will cause to be taken, and Oglethorpe will not cause RMLC to take or cause to be taken, any action that would result in the ruling described in Section 3.4(jj) being revoked or otherwise modified or supplemented in a manner that would adversely affect the Owner Participant or (ii) otherwise has taken, will take or will cause to be taken any action that would cause RMLC or Oglethorpe to become a tax-exempt entity within the meaning of Section 168(h)(2) of the Code during the term of the Facility Lease or the Facility Sublease. If RMLC or Oglethorpe's status as a tax-exempt entity would adversely affect the Owner Participant. Oglethorpe shall notify the Owner Participant promptly of any information, facts or circumstances in respect of, or that could result in, any revocation, modification or supplement of or to such ruling. At the request of the Owner Participant, Oglethorpe will take or cause to be taken any action that the Owner Participant reasonably believes is necessary or appropriate to preserve the status of both Oglethorpe and RMLC as taxable entities if such action is (i) of a purely ministerial nature or (ii) otherwise has no adverse affect on the business or operations of Oglethorpe or RMLC.

SECTION 9. COVENANTS OF RMLC

      Section 9.1. Maintenance of Corporate Existence. RMLC will at all times maintain its existence as a corporation in good standing under the laws of the State of Delaware.

      Section 9.2. Merger, Consolidation, Sale of Assets. RMLC will not consolidate with or merge with or into, any other Person, or sell, transfer or, except, subject to Section 9.8 hereof, for the making of dividends to its shareholder in accordance with RMLC's normal dividend policy, otherwise dispose of, any of its assets to any Person.

      Section 9.3. No Participation in Any Other Business; No Incurrence of Additional Debt. RMLC covenants that it will not engage in any other business or activity other than that contemplated by the Operative Documents. RMLC will not incur any additional indebtedness, nor become obligated with respect to any agreements or obligations whatever, except those contemplated by the Operative Documents and except obligations in respect of RMLC's ordinary and necessary operating expenses incurred in the ordinary course of the business of RMLC consistent with the Operative Documents.

      Section 9.4. Notice of Change in Address or Name. RMLC will provide the Co-Trustee, the Owner Trustee, the Owner Participant, Oglethorpe and the Lender with 30 days' prior written notice of any change in its chief executive office, its principal place of business, its name or the place where RMLC maintains its business records.

      Section 9.5. Delivery of No Default Certificate. RMLC will deliver to the Owner Participant, Oglethorpe, the Co-Trustee, the Owner Trustee, and, so long as the Loan is outstanding, the Lender, as soon as practicable after the end of the fiscal year but in no event later than 145 days after the end of each fiscal year, an Officer's Certificate of RMLC stating that (1) the signer has made, or caused to be made under its supervision, a review of this Agreement and the other Operative Documents to which RMLC is then a party, (2) such review has not disclosed the existence during such fiscal year (and the signer does not have knowledge of the existence as of the date of such certificate) of any condition or event constituting a Default, an Event of Default or an Event of Loss or, if any such condition or event existed or exists, specifying the nature thereof, the period of existence thereof and what action RMLC has taken or proposes to take with respect thereto and (3) RMLC has fully observed the operating strictures set forth in the Non-consolidation Opinion.

      Section 9.6. Qualifying Equity Funding Agreement. On the Closing Date, RMLC has caused the AIG Equity Funding Agreement to be issued by AIG. The Owner Participant acknowledges that on the Closing Date, the AIG Equity Funding Agreement is a Qualifying

Equity Funding Agreement. Subject to the fourth sentence of this Section 9.6, at all times during the Facility Lease Term, RMLC shall maintain for the benefit of the Facility Lessor and the Owner Participant a Qualifying Equity Funding Agreement and will grant a first priority security interest in favor of the Facility Lessor and the Owner Participant with respect to the interest, if any, of RMLC in such Qualifying Equity Funding Agreement. If (a) any Qualifying Equity Funding Agreement maintained pursuant to this Section 9.6 shall cease to be a Qualifying Equity Funding Agreement or (b) RMLC shall make a good faith determination that a significant possibility exists that the existing Qualifying Equity Funding Agreement will cease to be a Qualifying Equity Funding Agreement, RMLC shall, within 60 days of the earliest of (i) having Actual Knowledge of such fact, (ii) reaching such a good faith determination or (iii) receiving notice from the Owner Participant of such fact, provide a replacement Qualifying Equity Funding Agreement and a first priority security interest with respect to the interest, if any, of RMLC in such Qualifying Equity Funding Agreement; provided that RMLC delivers a favorable opinion of counsel (such counsel and the form and substance of such opinion to be reasonably satisfactory to the Owner Participant) covering the matters, and to the same effect, as set forth in the opinion of counsel to AIG in connection with the issuance of the AIG Equity Funding Agreement on the Closing Date of such replacement Qualifying Equity Funding Agreement and the validity and perfection of the first priority security interest in favor of the Facility Lessor and the Owner Participant.

      Section 9.7. Public Utility Regulation. RMLC agrees to cooperate with the Owner Participant, Oglethorpe, the Owner Trustee and the Co-Trustee and to take reasonable measures to alleviate the source or consequence of any regulation constituting an Event of Loss described in paragraph (iv) of the definition thereof, at RMLC's cost and expense.

      Section 9.8. Payment of Dividends. RMLC will not declare or pay any dividends or make any other distributions in respect of its common stock at such time as a Default or Event of Default shall have occurred and be continuing or RMLC is insolvent.

      Section 9.9. Operation of RMLC; Annual Certificate. RMLC will conduct its operations in accordance with the following provisions:

            (a) RMLC will not commingle its assets or business functions with the assets or business functions of Oglethorpe, any other Oglethorpe Affiliate or any other Person. RMLC will maintain bank accounts and funds separately from those of Oglethorpe or any other Affiliate of Oglethorpe and such accounts and funds will be maintained in the name and under the tax identification number of RMLC;

            (b) The financial records and accounts of RMLC will be prepared and maintained in accordance with GAAP and are audited annually by independent accountants;

            (c) RMLC will conduct its business solely in its own name and all written and oral communications, including, without limitation, letters, invoices, purchase orders and contracts, of RMLC will be made solely in the name of RMLC, and RMLC will have its own tax identification number, telephone number, stationery, and business forms, separate from those of Oglethorpe or any other Affiliate of Oglethorpe;

            (d) RMLC will have its own physically separate office, which will not be used by Oglethorpe or any Affiliate of Oglethorpe, for which RMLC will pay a fair rent which office will be prominently identified on both the office itself and any building directory as the office of RMLC, and RMLC will have a mailing address that is not shared with Oglethorpe or any other Affiliate of Oglethorpe;

            (e) RMLC will pay its own expenses and liabilities from its own funds, and neither Oglethorpe nor any other Affiliate of Oglethorpe will pay, or be liable for, the expenses or liabilities of RMLC (although organizational expenses of RMLC may be paid by Oglethorpe), except that nothing herein shall prevent Oglethorpe from making future additional capital contributions to RMLC;

            (f) RMLC will not be liable for the payment of, nor will it pay, any liability of Oglethorpe or any other Affiliate of Oglethorpe;

            (g) RMLC will maintain an arm's-length relationship with Oglethorpe and each other Affiliate of Oglethorpe, and no transaction between RMLC and Oglethorpe or any other Affiliate of Oglethorpe will be on terms more favorable than in a similar transaction involving an unrelated third party; assets will not be transferred between RMLC and Oglethorpe or any other Affiliate of Oglethorpe without reasonably equivalent value or with the intent to hinder, delay or defraud the creditors of the transferor;

            (h) RMLC will at all times maintain its corporate separateness from Oglethorpe and fully observe the corporate separateness strictures set forth in the Non-consolidation Opinion and the other bankruptcy opinions of Orrick, Herrington & Sutcliffe LLP that were rendered on the Closing Date;

            (i) RMLC will conduct all of its business and affairs in strict accordance with its Certificate of Incorporation and Bylaws and will not amend, supplement or otherwise modify such Certificate or Bylaws without the prior written consent of the Owner Participant and the Lender. At time of delivery of the certificate required by Section 9.5, RMLC will provide the Owner Participant and the Lender with a certificate of counsel to the effect that RMLC's operations during the preceding year have been in compliance with the procedures set forth in this Section 9.9. If such certificate is provided by outside counsel it shall state the nature of the investigation conducted by such counsel and may be based solely upon such investigation. Such investigation shall, however, at a minimum include conversations with Responsible Officers of RMLC and an investigation of the books and records of RMLC for the preceding year.

      Section 9.10. No stock. RMLC will not own or hold any stock or shares in any other corporation.

      Section 9.11. Amendments to Operative Documents. RMLC will not, without the prior written consent of the Lender, consent to or engage in any termination, supplement, waiver or modification of any Operative Documents that affect the Lender, the Loan or the Lender's security interest in the Collateral.

      Section 9.12. Releases Pursuant to Section 4.2 of the Ground Lease. Without limiting or conditioning in any manner the Ground Lessor's Release Rights, RMLC, as Ground Sublessee hereby expressly agrees from time to time to execute and deliver to Oglethorpe, as Ground Lessor, in sufficient form to permit recordation in the real property records of the Clerk of Superior Court of Floyd County, Georgia, within thirty (30) days after the effectiveness of notice from Oglethorpe, as Ground Lessor, requesting the same and the delivery of an Officer's Certificate contemplated by Section 4.2 of the Ground Lease, a quitclaim deed releasing from the effect of the Ground Lease any Release Property described in such Officer's Certificate together with any other documentation Oglethorpe reasonably deems necessary to effectuate any sale, grant, release, lease or conveyance provided for in Section 4.2 of the Ground Lease.

      Section 9.13. Further Assurances. RMLC, at its own cost, expense and liability, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may be necessary in order to carry out the intent and purposes of this Participation Agreement and the other Operative Documents, and the transactions contemplated hereby and thereby. RMLC, at its own cost, expense and liability, will cause such financing statements and fixture filings (and continuation statements with respect thereto) as may be necessary and such other documents as the Owner Participant, Oglethorpe, the Co-Trustee, the Owner Trustee or the Lender shall reasonably request to be recorded or filed at such places and times in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary in order to establish, preserve, protect and perfect the right, title and interest of the Facility Lessor in and to (i) the Undivided Interest under the Head Lease, the Ground Interest under the Ground Lease or any part thereof or interest therein, (ii) the Qualifying Equity Funding Agreement and the Payment Undertaking Agreement, and (iii) the Qualifying Sublease Surety Bond under the Facility Sublease Assignment. RMLC shall, at its sole cost and expense, execute, deliver and record such documents and instruments and shall take such other actions as the Lender shall reasonably request or as shall be required by Applicable Law from time to time in order to establish, protect and perfect the rights and remedies intended to be created by the Loan Agreement and the Deed to Secure Debt and to maintain the first priority security interest of the Loan Agreement and the Deed to Secure Debt in the Collateral and the Property. RMLC shall promptly from time to time furnish to the Owner Participant, the Co-Trustee, the Owner Trustee, Oglethorpe or the Lender such information with respect to the Facility, the Rocky Mountain Site or the transactions contemplated by the Operative Documents to which RMLC is a party as may be required to enable the Owner Participant, the Co-Trustee, the Owner Trustee, Oglethorpe or the Lender, as the case may be, to timely file with any Governmental Entity any reports and obtain any licenses or permits required to be filed or obtained by the Owner Trustee, Oglethorpe or the Co-Trustee under any Operative Document or the Owner Participant as the owner of the Beneficial Interest or the Lender.

      Section 9.14. Liens. Except as expressly provided in the Operative Documents, RMLC will not create, assume, permit or suffer to exist any Lien on or over any part of its properties or revenues, whether now owned or hereafter acquired.

      Section 9.15. Facility Sublease Assignment Agreement. Upon the occurrence and continuation of any Payment Default, Bankruptcy Default or Event of Default the Facility Sublessee will make all payments of Facility Sublease Basic Rent and Sublease Termination Value to the Facility Lessor in accordance with the Facility Sublease Assignment Agreement to be held as security for RMLC's obligations under the Facility Lease and the other Operative Documents. Furthermore, RMLC will not make a demand for payment under the Qualifying Facility Sublease Surety Bond without the prior consent of the Co-Trustee, so long as the Sublease Assignment Agreement is in effect.

      Section 9.16. Delivery of Financial Statements. RMLC will deliver to the Owner Participant, Oglethorpe, the Co-Trustee, the Owner Trustee, and, so long as the Loan is outstanding, the Lender, as soon as practicable after the end of each fiscal year but in no event later than 145 days after the end of such year, its annual audited financial statements including an audited balance sheet of RMLC as at the end of such fiscal year and the related statements of revenue and expenses, patronage capital, and cash flows for the year then ended, together with the report with respect thereto of Coopers & Lybrand L.L.P. or other independent public accountants of nationally recognized standing all in reasonable detail and prepared in accordance with GAAP on a consistent basis.

      Section 9.17. Request Pursuant to Section 8.8 of the Participation Agreement. When requested by the Owner Participant, RMLC will request Qualifying Additional Security for Oglethorpe's obligations under the Facility Sublease pursuant to Section 8.8 of this Participation Agreement.

      Section 9.18. Instructions from Co-Trustee and Owner Participant. RMLC shall take no action under the Facility Sublease or any of the collateral pledged for Oglethorpe's obligations thereunder, without the written consent of the Co-Trustee or the Owner Participant. RMLC shall exercise all rights and remedies that it may have under the Facility Sublease and the collateral for Oglethorpe's obligations thereunder as instructed by the Co-Trustee and in accordance with the Assignment of Facility Sublease.

      Section 9.19. Tax Exempt Status. RMLC (i) has not taken, will not take and will not cause to be taken, any action that would result in the ruling described in Section 3.4(jj) being revoked or otherwise modified or supplemented in a manner that would adversely affect the Owner Participant or (ii) otherwise has not taken, will not take and will not cause to be taken any action that would cause RMLC or Oglethorpe to become a tax-exempt entity within the meaning of Section 168(h)(2) of the Code during the term of the Facility Lease or the Facility Sublease. If RMLC's status as a tax-exempt entity would adversely affect the Owner Participant, RMLC shall notify the Owner Participant promptly of any information, facts or circumstances in respect of, or that could result in, any revocation, modification or supplement of or to such ruling. At the request of the Owner Participant, RMLC will take or cause to be taken any action that the Owner Participant reasonably believes is necessary or appropriate to preserve the status of both Oglethorpe and RMLC as taxable entities if such action is (i) of a purely ministerial nature or (ii) otherwise has no adverse affect on the business or operations of Oglethorpe or RMLC.

SECTION 10. COVENANTS OF THE LENDER

      Section 10.1. Transfer of Lender's Interest. The Lender hereby covenants and agrees that it will not transfer any Loan Certificate in violation of Applicable Law or to the Payment Undertaking Issuer. By its acquisition of any Loan Certificate, each transferee of such Loan Certificate shall be deemed to have made to the other parties to the Participation Agreement the same representations and warranties set forth in Section 3.6 hereof that the transferor made, such representations and warranties of the transferee to be effective as of the date of transfer.

      Section 10.2. No Offset. The Lender agrees that it will not have, and does hereby waive, any and all rights the Lender may have, under Applicable Law, its general operating conditions, or otherwise, to offset or otherwise satisfy any obligations that the Lender may have or have the right to assert to the Facility Sublessee, the Facility Lessee or the Facility Lessor against any claims the Lender may have pursuant to the Loan Certificates, the Loan Agreement or the Deed to Secure Debt, except that this waiver shall not in any way or in any respect result in any diminution of the rights of the Lender with respect to the assignment of the Facility Lessor's rights under the Facility Lease pursuant to the Loan Agreement and the Deed to Secure Debt.

SECTION 11. OGLETHORPE'S INDEMNIFICATIONS

      Section 11.1. General Indemnity

      (a) Claims Indemnified. Subject to the exclusions stated in paragraph (b) below, Oglethorpe agrees to indemnify, protect, defend and hold harmless, and does hereby indemnify the Co-Trustee, the Georgia Trust Company in its individual capacity, the Owner Trustee, the Non-Georgia Trust Company in its individual capacity, the Trust Estate, RMLC, the Owner Participant, the Lender and the Payment Undertaking Issuer and their respective Affiliates, successors, assigns, agents, directors, officers or employees (each an "Indemnitee") against any and all Claims (including Claims under Environmental Laws) of whatsoever kind and nature (whether or not any of the transactions contemplated by the Operative Documents are consummated) imposed on, incurred or suffered by or asserted against any Indemnitee in any way relating to or resulting from or arising out of or attributable to:

            (i) the construction, financing, refinancing, acquisition, operation, warranty, ownership, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, return, purchase, sale or other disposition, insuring, sublease, or other use or non-use of the Facility, the Undivided Interest, the Ground Interest or Component or any portion of any thereof or any interest therein;

            (ii) the conduct of the business or affairs of Oglethorpe and the Facility and the Rocky Mountain Site;

            (iii) the manufacture, design, purchase, acceptance, rejection, delivery or condition of, or improvement to, the Facility, the Undivided Interest, the Rocky Mountain Site, the Ground Interest, or any Component, or any portion of any thereof or any interest therein;

            (iv) the Ground Lease, the Head Lease, the Facility Sublease, the Ground Sub-sublease, the Rocky Mountain Agreements, the Oglethorpe Mortgage, or any other Transaction Document, the execution or delivery thereof or the performance, enforcement, attempted enforcement or amendment of any terms thereof, or the transactions contemplated thereby or resulting therefrom;

            (v) the offer, issuance, sale, acquisition or delivery of the Loan Certificate or any refinancing thereof pursuant to Section 15 hereof or the provision of Acceptable Substitute Credit Protection;

            (vi) the reasonable costs and expenses of the Transaction Parties in connection with amendments or supplements to the Transaction Documents or in connection with defaults under such Transaction Documents other than defaults in consequence of the acts or omissions of RMLC;

            (vii) the imposition of any Lien other than a Facility Lessor's Lien or an Owner Participant's Lien;

            (viii) any violation by, or liability relating to, Oglethorpe of, or under, any Applicable Law, whether now or hereafter in effect (including those relating to the environment), or any action of any Governmental Entity or other Person taken with respect to the Facility or the Rocky Mountain Site, the Transaction Documents or the interests of the Trustees or the Owner Participant under the Transaction Documents or the presence, use, storage, transportation, treatment or manufacture of any Hazardous Substance in, at, under or from the Facility or the Rocky Mountain Site;

            (ix) the non-performance or breach by Oglethorpe of any obligation contained in this Agreement or any other Transaction Document or the falsity or inaccuracy of any representation, warranty or obligation of Oglethorpe contained in this Agreement or any other Transaction Document;

            (x) the continuing fees (if any) and expenses of the Co-Trustee and the Owner Trustee (including the reasonable compensation and expenses of its counsel, accountants and other professional persons) arising out of the Co-Trustee's or the Owner Trustee's discharge of its duties under or in connection with the Transaction Documents (other than the Facility Lease, the Ground Sublease, the Rocky Mountain Agreements Re-assignment, the Payment Undertaking Pledge Agreement and the Equity Funding Pledge Agreement);

            (xi) for the benefit of any Lender only, a breach of Section 5.1 or
      6.4 hereof resulting from the transfer of the Beneficial Interest or the Trust Estate to a Person that is not a "United States person" within the meaning of section 7701(a)(30) of the Code;

            (xii) for the benefit of any Lender only, a breach by the Owner Participant of its representation in paragraph (g) of Section 3.3;

            (xiii) any action by Georgia Power or any other Person as tenant-in-common in the Facility and the Rocky Mountain Site or the Facility Operator or otherwise in connection with any transactions contemplated by the Transaction Documents and the Rocky Mountain Agreements;

            (xiv) the establishment or maintenance of the Qualifying Surety Bonds, any Qualifying Letter of Credit replacing a Qualifying Surety Bond or the Additional Qualifying Security or any substitution or replacement therefor; and

            (xv) the FERC License (or any renewals thereof) including any obligations imposed by FERC in connection with the Facility or the Rocky Mountain Site.

            (xvi) in case such Indemnitee is a Trustee or the Lender, all costs and expenses incurred with respect to the Loan Agreement and the Collateral and the Property all amounts payable under the Loan Agreement except principal and interest payable under the Loan Certificate.

      (b) Claims Excluded. The following are excluded from Oglethorpe's agreement to indemnify any Indemnitee under this Section 11.1:

            (i) any Claim to the extent attributable to acts, omissions or events occurring after the earlier of (and not based on circumstances or conditions occurring before) the latest of (x) the return of the Facility Lessor's Rocky Mountain Interest in full compliance of Section 5 of the Facility Lease, if applicable, and (y) the expiration or earlier termination of the Facility Sublease in compliance with the terms thereof under circumstances not requiring the return of the Facility Sublessor's Rocky Mountain Interest, unless, and to the extent such Claim is attributable to actions, omissions or events occurring in connection with a Sublease Event of Default;

            (ii) without limiting Oglethorpe's obligations under paragraph (d) below, any Claim (other than an indemnity payable to the Lender under Section 11.1(a)(xii) hereof) that is a Tax, or is a cost of contesting a Tax imposed on, or asserted against, the Indemnitee or an Affiliate, whether or not Oglethorpe is required to indemnify therefor under Section
      11.2 hereof or the Tax Indemnity Agreement;

            (iii) with respect to any Indemnitee, any Claim attributable to the gross negligence or willful misconduct of such Indemnitee unless attributable to (a) any breach by Oglethorpe or its Affiliates of any covenant, representation or warranty contained in any Transaction Document or (b) any breach by any other Transaction Party or its Affiliates of any covenant, representation or warranty made by it in any Transaction Document;

            (iv) as to any Indemnitee, any Claim attributable to the noncompliance of such Indemnitee, with any of the terms of, or any misrepresentation or breach of warranty by such Indemnitee contained in any Operative Document made by such Indemnitee or any breach by such Indemnitee or any Party Related thereto of any covenant contained in any Operative Document made by such Indemnitee unless attributable to (a) any breach by Oglethorpe or its Affiliates of any covenant, representation or warranty contained in any Transaction Document or (b) any breach by any other Transaction Party or its Affiliates of any covenant, representation or warranty made by it in any Transaction Document;

            (v) as to any Indemnitee, any Claim attributable to the offer, sale, assignment, transfer or other disposition (voluntary or involuntary) by or on behalf of such Indemnitee of its interest (whether direct or beneficial) in any Operative Document or in the Facility Lessor's Rocky Mountain Interest or the Trust Estate, other than a transfer by such Indemnitee (A) required by the terms of an Operative Document or (B) any transfer during the continuance of a Sublease Payment Default, Sublease Bankruptcy Default or Sublease Event of Default;

            (vi) with respect to the Trustees and the Trust Companies, any Claim constituting or arising from a Facility Lessor's Lien;

            (vii) with respect to the Owner Participant, any claim constituting or arising from an Owner Participant's Lien;

            (viii) any Claim relating to the payment of any amount which constitutes Transaction Costs which the Owner Participant is obligated to pay pursuant to

      Section 2.3(a) hereof or any other amount to the extent such Indemnitee has expressly agreed in any Operative Document to pay such amount without express right of reimbursement;

            (ix) in the case of the Trustees and the Owner Participant, any failure on the part of either Trustee to distribute in accordance with the Trust Agreement any amounts received and distributable by it thereunder;

            (x) any Claim relating to the validity or binding nature with respect to RMLC of any document or agreement, the enforceability against RMLC of any document or agreement, the creation, perfection, or priority of any security interest purportedly granted by RMLC, or the legality of any act or omission of RMLC, unless such claim relates to a breach of a representation or warranty contained in Section 3.4 hereof.

            (xi) any Claim for any amount for which all of the following are true: (A) RMLC would be liable at law or equity (including contractual liabilities) without regard to the indemnity in Section 12.1 hereof, (B) Oglethorpe would not be liable without the indemnity provided in this
      Section 11.1 and (C) such Claim did not result from the acts or omissions of Oglethorpe; and

            (xii) any Claim that constitutes principal and/or interest on the Loan Certificate, including without limitation any Claim that constitutes a payment of interest resulting in connection with a substitution of the Payment Undertaking Agreement;

provided that the terms "omission," "gross negligence" and "willful misconduct," when applied with respect to the Lender or any Affiliate, shall not include any liability imputed as a matter of law to such Indemnitee solely by reason of such entity's interest in the Facility or the Rocky Mountain Site or such Indemnitee's failure to act in respect of matters which are or were the obligation of Oglethorpe or another party under this Agreement.

      (c) Insured Claims. Subject to the provisions of paragraph (e) of this
Section 11.1, in the case of any Claim indemnified by Oglethorpe hereunder which is covered by a policy of insurance maintained by Oglethorpe, each Indemnitee agrees, unless it and each other Indemnitee shall waive its rights to indemnification in a manner reasonably acceptable to Oglethorpe and unless a Sublease Event of Default has occurred and is continuing, to cooperate, at the sole cost and expense of Oglethorpe, with insurers in exercise of their rights to investigate, defend or compromise such Claim.

      (d) After-Tax Basis. Oglethorpe agrees that any payment or indemnity pursuant to this Section 11.1 in respect of any Claim shall be made to the Indemnitee of such payment or indemnity on an After-Tax Basis.

      (e) Claims Procedure. Each Indemnitee shall promptly after such Indemnitee shall have Actual Knowledge thereof notify Oglethorpe of any Claim as to which indemnification is sought; provided, that the failure so to notify Oglethorpe shall not reduce or affect Oglethorpe's liability which it may have to such Indemnitee under this Section 11.1; and no payment hereunder by Oglethorpe to an Indemnitee shall be deemed to constitute a waiver or release of any right or remedy that Oglethorpe may have against any such Indemnitee for actual damages resulting directly from the failure or delay of such Indemnitee to give Oglethorpe such notice. Any amount payable to any Indemnitee pursuant to this
Section 11.1 shall be paid within thirty (30) days after receipt of such written demand therefor from such Indemnitee, accompanied by a certificate of such Indemnitee stating in reasonable detail the basis for the indemnification thereby sought and (if such Indemnitee is not a party hereto) an agreement to be bound by the terms hereof as if such Indemnitee were such a party. The foregoing shall not, however, constitute an obligation to disclose confidential information of any kind. Promptly after Oglethorpe receives notification of such Claim accompanied by a written statement describing in reasonable detail the Claims which are the subject of and basis for such indemnity and the computation of the amount so payable, Oglethorpe shall notify such Indemnitee whether it intends to pay, object to, compromise or defend any matter involving the asserted liability of such Indemnitee. Oglethorpe shall have the right to investigate and so long as no Sublease Event of Default shall have occurred and be continuing, Oglethorpe shall have the right in its sole discretion, to defend or compromise any Claim for which indemnification is sought under this Section
11.1 which Oglethorpe acknowledges is subject to indemnification hereunder; provided that no such defense or compromise shall involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of a Lien on any part of the Ground Interest, the Undivided Interest, the Trust Estate or the other Collateral or the impairment of the Facility in any material respect or (ii) any criminal liability being incurred or any material adverse effect on such Indemnitee, provided further, that no Claim shall be compromised by Oglethorpe on a basis that admits any criminal violation or gross negligence or willful misconduct on the part of such Indemnitee without the express written consent of such Indemnitee; and provided, further, that to the extent that other Claims unrelated to the transactions contemplated by the Transaction Documents are part of the same proceeding involving such Claim, Oglethorpe may assume responsibility for the contest or compromise of such Claim only if the same may be and is severed from such other Claims (and each Indemnitee agrees to use reasonable efforts to obtain such a severance). If Oglethorpe elects, subject to the foregoing, to compromise or defend any such asserted liability, it may do so at its own expense and by counsel selected by it. Upon Oglethorpe's election to compromise or defend such asserted liability and prompt notification to such Indemnitee of its intent to do so, such Indemnitee shall cooperate at Oglethorpe's expense with all reasonable requests of Oglethorpe in connection therewith and will provide Oglethorpe with all information not within the control of Oglethorpe as is reasonably available to such Indemnitee which Oglethorpe may reasonably request; provided, however, that such Indemnitee shall not, unless otherwise required by Applicable Law, be obligated to disclose to Oglethorpe or any other Person, or permit Oglethorpe or any other Person to examine (i) any income tax returns of the Owner Participant or Lender or (ii) any confidential information or pricing information not generally accessible by the public possessed by the Owner Participant, the Lender (and, in the event that any such information is made available, Oglethorpe shall treat such information as confidential and shall take all actions reasonably requested by such Indemnitee for purposes of obtaining a stipulation from all parties to the related proceeding providing for the confidential treatment of such information from all such parties). Where Oglethorpe, or the insurers under a policy of insurance maintained by Oglethorpe, undertake the defense of such Indemnitee with respect to a Claim (with counsel reasonably satisfactory to such Indemnitee and without reservation of rights against such Indemnitee), no additional legal fees or expenses of such Indemnitee in connection with the defense of such Claim (with counsel reasonably satisfactory to such Indemnitee and without reservation of rights) shall be indemnified hereunder unless such fees or expenses were incurred at the request of Oglethorpe or such insurers. Notwithstanding the foregoing, an Indemnitee may participate at its own expense in any judicial proceeding controlled by Oglethorpe pursuant to the preceding provisions; provided, however, that such party's participation does not constitute a waiver of the indemnification provided in this Section; provided, further, that if and to the extent that (i) such Indemnitee is advised by counsel that an actual or potential conflict of interest exists where it is advisable for such Indemnitee to be represented by separate counsel or (ii) there is a risk that such Indemnitee may be indicted or otherwise charged in a criminal complaint and such Indemnitee informs Oglethorpe that such Indemnitee desires to be represented by separate counsel, such Indemnitee shall have the right to control its own defense of such Claim and the reasonable fees and expenses of such separate counsel shall be borne by Oglethorpe. So long as no Sublease Default or Sublease Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of Oglethorpe unless the Indemnitee waives its rights to indemnification hereunder. Nothing contained in this Section shall be deemed to require an Indemnitee to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

      (f) Subrogation. To the extent that a Claim indemnified by Oglethorpe under this Section 11.1 is in fact paid in full by Oglethorpe or an insurer under an insurance policy maintained by Oglethorpe, Oglethorpe (so long as no Sublease Event of Default shall have occurred and be continuing) or such insurer shall be subrogated to the rights and remedies of the Indemnitee on whose behalf such Claim was paid to the extent of such payment (other than rights of such Indemnitee under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Claim. Should an Indemnitee receive any refund, in whole or in part, with respect to any Claim paid by Oglethorpe hereunder, so long as no Sublease Event of Default has occurred and is continuing, it shall promptly pay over to Oglethorpe the lesser of (i) the amount refunded reduced by the amount of any Tax incurred by reason of the receipt or accrual of such refund and increased by the amount of any Tax (but not in excess of the amount of such reduction) saved as a result of such payment or (ii) the amount Oglethorpe or any of its insurers has paid in respect of such Claim.

      Section 11.2. General Tax Indemnity

      (a) Indemnity. Except as provided in paragraph (b), Oglethorpe agrees to indemnify on an After-Tax Basis each of the Co-Trustee, the Georgia Trust Company in its individual capacity, the Owner Trustee, the Non-Georgia Trust Company in its individual capacity, the Trust Estate, the Owner Participant, the Lender and RMLC, their respective successors and assigns, and the Affiliates of each of the foregoing (other than Oglethorpe) (each a "Tax Indemnitee") for and to hold each Tax Indemnitee harmless from and defend against all Taxes that are imposed upon or with respect to or borne by or asserted against any Tax Indemnitee, the Undivided Interest, the Facility, the Rocky Mountain Site or any portion or Component thereof or any interest therein, or upon any Operative Document or interest therein, or otherwise arising out of, in connection with or relating to, any of the following:

            (i) the construction, financing, refinancing, rental, mortgage, nonuse, acquisition, operation, warranty, ownership, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, return, purchase sale or other disposition, insuring, sublease, or other use of the Undivided Interest, the Facility, the Rocky Mountain Site or any portion or Component thereof, or any interest therein;

            (ii) the conduct of the business or affairs of Oglethorpe;

            (iii) the manufacture, design, purchase, acceptance, rejection, delivery, redelivery, nondelivery or condition of, or improvement to, the Undivided Interest or the Facility, or any portion or Component thereof, or any interest therein;

            (iv) the Ground Lease, the Head Lease, the Facility Sublease, the Ground Sub-sublease, the Rocky Mountain Agreements (including any claim arising out of any consent by, or right of first refusal of, Georgia Power), the Oglethorpe Mortgage or any other Transaction Document, the execution or delivery thereof, or the performance, enforcement, attempted enforcement or amendment of any terms thereof or the transactions contemplated thereby;

            (v) the payment or receipt of Basic Rent, Sublease Basic Rent, Supplemental Rent or Sublease Supplemental Rent or any other payment, receipt or earning under the Facility Lease or the Facility Sublease or arising from the Facility or any portion thereof or interest therein, the Undivided Interest, the Rocky Mountain Site or any portion thereof or interest therein, or, in each case, the acquisition or disposition thereof, or any other payment or right to receive payment pursuant to the Operative Documents, or the property, income or other proceeds with respect to any property, income or other proceeds held in the Trust Estate;

            (vi) the issuance, acquisition, modification, refinancing, reoptimization, holding or sale of the Loan Certificate or the payment of any amount on or with respect thereto; or

            (vii) any payment with or from or as the proceeds of any Acceptable Substitute Credit Protection.

      Notwithstanding anything contained herein to the contrary and without regard to the exclusions set forth in clause 11.2(b), Oglethorpe will indemnify the Co-Trustee, the Owner Trustee, the Georgia Trust Company, the Non-Georgia Trust Company, the Trust Estate and the Owner Participant (and any Affiliate of the foregoing) for any obligation with respect to withholding Taxes imposed on the Co-Trustee, the Owner Trustee, the Georgia Trust Company, the Non-Georgia Trust Company, the Trust Estate or the Owner Participant (or any Affiliate of the foregoing) with respect to the Loan Certificates (or any debt issued to refinance or refund the Loan Certificates) as a result of a claim by the Internal Revenue Service or other taxing authority asserted against the Co-Trustee, the Owner Trustee, the Georgia Trust Company, the Non-Georgia Trust Company, the Trust Estate or the Owner Participant (or any Affiliate of the foregoing) with respect to any such withholding Tax, provided that Oglethorpe shall be subrogated to the rights (including a right to reimbursement from the Lender to the extent that a payment under the Loan Agreement or with respect to the Loan Certificates has been made without deduction for a withholding Tax that is not the responsibility of the Co-Trustee under the Loan Agreement or of Oglethorpe to the Lender hereunder) and defenses of any such Person that it has indemnified or held harmless in respect of such withholding Taxes.

      (b) Excluded Taxes. The indemnity provided for in paragraph (a) above shall not extend to any of the following Taxes (the "Excluded Taxes"):

            (i) Taxes (other than any sales, use, license, stamp, value added, rental, property, transfer Taxes or Taxes imposed under Section 4975 of the Code or under Part 5 of subtitle B of Title I of ERISA or Taxes in the nature thereof) imposed on, based on or measured by (I) net income (including any capital gain, minimum taxes or taxes on items of tax preference), or (II) gross income, net or gross receipts, capital or net worth, imposed by (y) the U.S. federal government or (other than with respect to the Lender or the Bank) the State of Georgia or (z) any other jurisdiction in which the Tax Indemnitee is subject to such Taxes by reason of transactions or activities unrelated to the transactions contemplated by the Transaction Documents or by reason of the presence of any office or other property of such Tax Indemnitee in such jurisdiction (except to the extent such Taxes are imposed as a result of (1) the location, operation or use of any portion or Component of the Facility in such jurisdiction, (2) the location, presence, activities or place of business of Facility Lessee, Oglethorpe or any other Facility Sublessee Person in such jurisdiction or (3) the making of any payments from such jurisdiction by or on behalf of a Facility Sublessee Person);

            (ii) Accumulated earnings, withholding, personal holding company, excess profits, succession or estate, franchise, conduct of business, and other similar Taxes (other than any sales, use, license, stamp, value added, rental, property, transfer Taxes or Taxes imposed under Section 4975 of the Code or under Part 5 of subtitle B of Title I of ERISA or Taxes in the nature thereof) imposed by (y) the U.S. federal government or (other than with respect to the Lender or the Bank) the State of Georgia or (z) any other jurisdiction in which the Tax Indemnitee is subject to such Taxes by reason of transactions or activities unrelated to the transactions contemplated by the Transaction Documents or by reason of the presence of any office or other property of such Tax Indemnitee in such jurisdiction (except to the extent such Taxes are imposed as a result of (1) the location, operation or use of any portion or Component of the Facility in such jurisdiction, (2) the location, presence, activities or place of business of Facility Lessee, Oglethorpe or any other Facility Sublessee Person in such jurisdiction or (3) the making of any payments from such jurisdiction by or on behalf of a Facility Sublessee Person);

            (iii) Taxes attributable to any period after the expiration of the Facility Sublease Term or earlier termination of the Facility Sublease and any required return of the Undivided Interest to the Co-Trustee, unless and to the extent such Taxes are attributable to actions, omissions or events occurring in connection with the exercise of remedies pursuant to section 17 of the Facility Lease or section 17 of the Facility Sublease following the occurrence and continuance of an Event of Default under the Facility Lease or a Sublease Event of Default, respectively, provided that the exception set forth in this clause (iii) shall not apply to Taxes to the extent (A) such Taxes are related to or arise from payments made under the Operative Documents after, or events, acts or omissions occurring or matters arising prior to or simultaneously with, the time set forth above or (B) as long as Oglethorpe or an Affiliate is the Head Lessor under the Head Lease, such Taxes as are caused by, or imposed in connection with, an action by Oglethorpe (or such Affiliate) as Head Lessor that is prohibited or not permitted under the terms of the Head Lease;

            (iv) Taxes imposed on a Tax Indemnitee that result from the breach by such Tax Indemnitee or any Affiliate thereof of any of its representations, warranties or covenants in any of the Operative Documents or the gross negligence or willful misconduct of such Tax Indemnitee or any Affiliate;

            (v) Taxes imposed on the Owner Participant, the Co-Trustee, the Owner Trustee or the Trust Estate arising out of, or caused by, any voluntary assignment, sale, transfer or other disposition or an involuntary transfer or disposition resulting from a bankruptcy or similar proceeding for relief of debtors in which such Tax Indemnitee is a debtor or a foreclosure by a creditor of such Tax Indemnitee (i) by the Owner Participant of its Beneficial Interest or a portion thereof or any interest in any Operative Document, (ii) by the Co-Trustee of the Facility Lessor's Undivided Interest or any portion or Component thereof or interest therein, any Operative Document, or any interest in or arising under any of the foregoing or (iii) of any interest in the Owner Participant, other than a disposition (w) in connection with an Event of Loss, (x) during the continuance of an Event of Default under the Facility Lease or a Sublease Event of Default, (y) resulting from the exercise of rights or performance of obligations by Oglethorpe or any other Facility Sublessor Person under the Transaction Documents (including, without limitation, any repair, replacement, Modification or substitution of or to the Facility or any Component thereof, the exercise of Facility Lessee's rights under Section 13 or 14 of the Facility Lease, Oglethorpe's rights under Section 13 or 14 of the Facility Sublease, the exercise of the Purchase Option under the Facility Lease or the Sublease Purchase Option, the Return of the Undivided Interest) or from the action of the Facility Sublessee or (z) in connection with the transactions contemplated to occur on the Closing Date (other than the transfer by the Trust Companies of the Beneficial Interest to the Owner Participant);

            (vi) Taxes, imposed on the Owner Participant, the Co-Trustee, the Owner Trustee or the Trust Estate arising in connection with Facility Lessor's Liens or Owner Participant's Liens;

            (vii) Otherwise indemnifiable Taxes imposed against a transferee or assignee of any Tax Indemnitee to the extent of the excess of such otherwise indemnifiable Taxes over the amount of such Taxes that would have been imposed on the original Tax Indemnitee had such transfer or assignment not occurred (provided that this exclusion shall not apply to the calculation of After-Tax Basis for any payment required to be made on an After-Tax Basis or to transfers in connection with an Event of Default under the Facility Lease or a Sublease Event of Default);

            (viii) Taxes that are included (and paid) as a part of the Transaction Costs;

            (ix) Taxes imposed on the Co-Trustee, the Owner Trustee, the Lender or the Bank with respect to any fees or other compensation received by the Co-Trustee, the Owner Trustee, Lender, or the Bank respectively, in its capacity as such, other than with respect to Taxes on the Lender or the Bank imposed by the State of Georgia (unless the State of Georgia is a jurisdiction described in clause (z) of Section 11.2(b)(i) hereof with respect to the Lender or the Bank and such Taxes);

            (x) Taxes that would not have been imposed but for the failure of a Tax Indemnitee to comply with certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity, connection with the jurisdiction imposing such Taxes or other similar matters; provided that the foregoing exclusion shall only apply if (i) such Tax Indemnitee shall have been given timely written notice of such requirement by Oglethorpe, (ii) such Tax Indemnitee shall have determined that compliance with such requirement will not have, or create any material risk of having, any adverse consequence to such Tax Indemnitee or any Affiliate thereof that is not indemnified against by Oglethorpe to the reasonable satisfaction of the Tax Indemnitee and

      (iii) the non-compliance does not result from a failure of Oglethorpe to satisfy its obligations under clause 11.2(h) hereof;

            (xi) Taxes imposed on a Tax Indemnitee that would not have been imposed but for the failure of the Tax Indemnitee to comply with the contest provisions of paragraph (g) below, but only if the contest of such Taxes was effectively precluded as a result of such failure;

            (xii) Taxes imposed on the Lender (or its Affiliates) that would not have been imposed but for activities or assets of the Lender (or its Affiliates), or the presence in the taxing jurisdiction of the Lender (or its Affiliates), in each case unrelated to the transactions contemplated by the Transaction Documents;

            (xiii) Taxes imposed on any Tax Indemnitee that would not have been imposed but for an amendment, modification, supplement, consent or waiver to any Operative Document to which Oglethorpe is not a party executed by such Tax Indemnitee (or, in the case of the Owner Participant, by either Owner Trustee if acting at the express direction of the Owner Participant) that was not joined in, consented to or requested by Oglethorpe unless such amendment, modification, supplement, consent or waiver was required by law or the Operative Documents or is made while an Event of Default under the Facility Lease or a Sublease Event of Default is continuing;

            (xiv) Taxes imposed on the Owner Participant to the extent resulting from the Owner Participant being organized under the laws of a jurisdiction other than the United States or any state thereof;

            (xv) in the case of the Lender, Taxes based on or measured by the value of the interest of the Lender in the Loan Certificate (other than Taxes imposed by the State of Georgia);

            (xvi) in the case of the Lender, any transfer of its interest in a Loan Certificate (other than during the continuance of an Event of Default under the Facility Lease or an Event of Default under the Sublease);

            (xvii) Taxes to the extent all of the following are true: (A) RMLC is liable at law or equity (including contractual liabilities) without regard to the indemnity in Section 11.2 hereof, (B) Oglethorpe would not be liable without the indemnity provided in this Section 11.2 and (C) such Taxes did not result from the acts or omissions of Oglethorpe;

            (xviii) Taxes imposed under Section 4975 of the Code or under Part of subtitle B of Title I of ERISA (other than such Taxes imposed on the Tax Indemnitee that result from the status of, or acts by Oglethorpe or any other Facility Sublessee Person); and

            (xix) Taxes that are enacted or adopted by their express terms in substitution for or in lieu of any Taxes otherwise excluded hereunder.

Notwithstanding the foregoing, the exclusions set forth in clauses (i) and (ii) above shall not apply to the Trustees or the Trust Companies to the extent that the Taxes described in such clauses arise or are imposed solely as a result of their execution and delivery of, and performance of their obligations under, the Operative Documents. The Owner Participant and the Trustees will, at Oglethorpe's expense, use reasonable efforts to comply with reasonable requests by Oglethorpe to do or to refrain from doing any act if such compliance is, in the good faith opinion of the Owner Participant, of a purely ministerial nature or otherwise has no unindemnified adverse impact on the Owner Participant or either Owner Trustee or any Affiliate of any thereof or on the business or operations of any of the foregoing. A Tax Indemnitee shall also include the employees, officers, directors and agents of any Tax Indemnitee to the extent of any secondary liability for indemnifiable Taxes.

      (c) Payment. Each payment required to be made by Oglethorpe to a Tax Indemnitee pursuant to this Section 11.2 shall be paid either (I) when due directly to the applicable taxing authority by Oglethorpe if it is permitted to do so, or (II) in immediately available funds to such Tax Indemnitee by the later of (A) 30 days following Oglethorpe's receipt of the Tax Indemnitee's written demand for the payment (which demand shall be accompanied by a statement of the Tax Indemnitee describing in reasonable detail the Taxes for which the Tax Indemnitee is demanding indemnity and the computation of such Taxes), (B) subject to paragraph (g) below, in the case of amounts which are being contested pursuant to such paragraph (g), at the time and in accordance with a final determination of such contest (including all appeals permitted hereby and by law; provided that no Tax Indemnitee shall be required to pursue any appeal to the United States Supreme Court), or (C) in the case of any indemnity demand for which Oglethorpe has requested review and determination pursuant to paragraph
(d) below, the completion of such review and determination; provided, however, in no event later than the date which is five Business Days prior to the date on which such Taxes are required to be paid to the applicable taxing authority. Any amount payable to Oglethorpe pursuant to paragraph (e) or (f) below shall be paid promptly after the Tax Indemnitee realizes a Tax Benefit (determined using the same assumptions set forth in the second sentence under the definition of After-Tax Basis) giving rise to a payment under paragraph (e) or receives a refund or credit giving rise to a payment under paragraph (f), as the case may be, and shall be accompanied by a statement of the Tax Indemnitee computing in reasonable detail the amount of such payment. Upon the final determination of any contest pursuant to paragraph (g) below in respect of any Taxes for which Oglethorpe has made a Tax Advance, the amount of Oglethorpe's obligation under paragraph (a) above shall be determined as if such Tax Advance had not been made. Any obligation of Oglethorpe under this Section 11.2 and the Tax Indemnitee's obligation to repay the Tax Advance will be satisfied first by set off against each other, and any difference owing by either party will be paid within 10 days of such final determination, but not prior to the date determined in accordance with the first sentence of this paragraph (c).


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

      (d) Independent Examination. Within 15 days after Oglethorpe receives any computation from the Tax Indemnitee, Oglethorpe may request in writing that an independent public accounting firm selected by the Tax Indemnitee and reasonably acceptable to Oglethorpe review and determine on a confidential basis the amount of any indemnity payment by Oglethorpe to the Tax Indemnitee pursuant to this
Section 11.2 or any payment by a Tax Indemnitee to Oglethorpe pursuant to paragraph (e) or (f) below. The Tax Indemnitee shall cooperate with such accounting firm and supply it with all information reasonably necessary for the accounting firm to conduct such review and determination (but not tax returns and books) provided that such accounting firm shall agree in writing in a manner satisfactory to the Tax Indemnitee to maintain the confidentiality of such information. The parties hereto agree that the independent public accounting firm's sole responsibility shall be to verify the computation of any payment pursuant to this Section 11.2 and that matters of interpretation of this Participation Agreement or any other Operative Document are not within the scope of the independent accountant's responsibility. The fees and disbursements of such accounting firm will be paid by Oglethorpe, provided that such fees and disbursements will be paid by the Tax Indemnitee if the verification results in an adjustment in Oglethorpe's favor of five percent or more of the indemnity payment or payments computed by the Tax Indemnitee.

      (e) Tax Benefit. If, as the result of any Taxes paid or indemnified against by Oglethorpe under this Section 11.2, the aggregate Taxes paid by the Tax Indemnitee for any taxable year and not subject to indemnification pursuant to this Section 11.2 are less (whether by reason of a deduction, credit, allocation or apportionment of income or otherwise) than the amount of such Taxes that otherwise would have been payable by such Tax Indemnitee (a "Tax Benefit"), then to the extent such Tax Benefit was not taken into account in determining the amount of indemnification payable by Oglethorpe under paragraph
(a) above and provided no Bankruptcy Default, Payment Default or Event of Default under the Facility Lease or a Sublease Bankruptcy Default, Sublease Payment Default or Sublease Event of Default shall be continuing, such Tax Indemnitee shall pay to Oglethorpe the lesser of (A) (y) the amount of such Tax Benefit, plus (z) an amount equal to any United States federal, state or local income tax benefit resulting from the payment under clause (y) above (determined using the same assumptions as set forth in the second sentence under the definition of After-Tax Basis) and (B) the amount of the indemnity paid pursuant to this Section 11.2 giving rise to such Tax Benefit. If it is subsequently determined that the Tax Indemnitee was not entitled to such Tax Benefit, the portion of such Tax Benefit that is repaid or recaptured will be treated as Taxes for which Oglethorpe must indemnify the Tax Indemnitee pursuant to this
Section 11.2 without regard to paragraph (b) hereof.

      (f) Refund. If a Tax Indemnitee obtains a refund or credit of all or part of any Taxes paid, reimbursed or advanced by Oglethorpe pursuant to this Section 11.2, the Tax Indemnitee promptly shall pay to Oglethorpe the amount of such refund or credit plus or minus any net Tax benefit or detriment realized by such Tax Indemnitee as a result of any Taxes incurred by such Tax Indemnitee by reason of the receipt or accrual of such refund or credit as well as any Tax benefits or credits by reason of such payment to Oglethorpe (determined using the same assumptions as set forth in the second sentence under the definition of After-Tax Basis), provided that (A) if at


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

the time such payment is due to Oglethorpe a Bankruptcy Default, Payment Default or Event of Default under the Facility Lease or a Sublease Bankruptcy Default, Sublease Payment Default or Sublease Event of Default shall have occurred and be continuing, such amount shall not be payable until such Bankruptcy Default, Payment Default or Event of Default under the Facility Lease or Sublease Bankruptcy Default, Sublease Payment Default, or Sublease Event of Default has been cured, and (B) the amount payable to Oglethorpe pursuant to this sentence (net of any amount in respect of any tax benefit realized by reason of the payment hereunder) shall not exceed the amount of the indemnity payment in respect of such refunded or credited Taxes that was made by Oglethorpe (net of any amount that was necessary to make such payment on an After-Tax Basis). If it is subsequently determined that the Tax Indemnitee was not entitled to such refund or credit, the portion of such refund or credit that is repaid or recaptured will be treated as Taxes for which Oglethorpe must indemnify the Tax Indemnitee pursuant to this Section 11.2 without regard to paragraph (b) hereof. If, in connection with a refund or credit of all or part of any Taxes paid, reimbursed or advanced by Oglethorpe pursuant to this Section 11.2, a Tax Indemnitee receives an amount representing interest on such refund or credit, the Tax Indemnitee promptly shall pay to Oglethorpe the amount of such interest that shall be fairly attributable to such Taxes paid, reimbursed or advanced by Oglethorpe prior to the receipt of such refund or credit net of Taxes payable in respect of such receipt.

      (g) Contest.

            (1) Notice of Contest. If a written claim for payment is made by any taxing authority against a Tax Indemnitee for any Taxes with respect to which Oglethorpe may be liable for indemnity hereunder (a "Tax Claim"), such Tax Indemnitee shall give Oglethorpe written notice of such Tax Claim as soon as practicable after its receipt, and shall furnish Oglethorpe with copies of such Tax Claim and all other writings received from the taxing authority to the extent relating to such claim, provided that failure so to notify Oglethorpe shall not relieve Oglethorpe of any obligation to indemnify the Tax Indemnitee hereunder except as provided in clause (xi) of Section 11.2(b). The Tax Indemnitee shall not pay such Tax Claim until at least 30 days after providing Oglethorpe with such written notice, unless required to do so by law or regulation.

            (2) Control of Contest. Subject to Subsection (g)(3) below, Oglethorpe (i) will be entitled to contest, and control the contest of, any Tax Claim if such Tax Claim may be and is brought in the name of Oglethorpe, or may be and is segregated procedurally from tax claims for which Oglethorpe is not obligated to indemnify the Tax Indemnitee and the Tax Indemnitee in good faith determines that there is no material risk of it or an Affiliate being adversely affected by such contest or the conduct thereof and (ii) shall contest any Tax claim if the Tax Indemnitee requests that Oglethorpe control such contest, provided that in the case of any such contest pursuant to (i) or (ii) Oglethorpe shall use its best efforts to contest such Tax Claim in its own name and if it is contesting the Tax Claim in the Tax Indemnitee's name, it shall consult with such Tax Indemnitee with respect to all decisions involving the contest of such Tax Claim and provided further that the Tax


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

      Indemnitee shall be entitled to reassert control of any contest if it determines in good faith that Oglethorpe's continued control of the contest will adversely affect it. In the case of a Tax Claim that Oglethorpe is not entitled to contest, or that Oglethorpe and the Tax Indemnitee otherwise agree that the Tax Indemnitee shall contest subject to subsection (g)(3) below:

                  (i) the Tax Indemnitee will contest and control such Tax Claim in good faith,

                  (ii) at Oglethorpe's written request, if payment is made to the applicable taxing authority, the Tax Indemnitee shall use reasonable efforts to obtain a refund thereof in appropriate administrative or judicial proceedings,

                  (iii) the Tax Indemnitee shall consult with and keep
            reasonably informed Oglethorpe and its designated counsel with respect to such Tax Claim and shall consider and consult in good faith with Oglethorpe concerning any request by Oglethorpe to (a) resist payment of Taxes demanded by the taxing authority in connection with such Tax Claim if practical and (b) not pay such Taxes except under protest if protest is necessary and proper,

                  (iv) the Tax Indemnitee will not, without Oglethorpe's prior written consent (not unreasonably to be withheld), forego any administrative appeal, proceeding, hearing or conference if doing so would preclude as a matter of law initiating or contesting further such Tax Claim, and

                  (v) the Tax Indemnitee shall not otherwise settle, compromise or abandon such contest without Oglethorpe's prior written consent except as provided in paragraph (g)(4) below.

            (3) Conditions of Contest. Notwithstanding the foregoing, no contest with respect to a Tax Claim will be required or permitted pursuant to this
      Section 11.2, and Oglethorpe shall be required to pay the applicable Taxes without contest, unless:

                  (i) within 30 days after notice by the Tax Indemnitee to
            Oglethorpe of such Tax Claim, Oglethorpe shall request in writing that such Tax Claim be contested, provided that if a shorter period is required for taking action with respect to such Tax Claim and the Tax Indemnitee notifies Oglethorpe of such requirement, Oglethorpe shall use reasonable best efforts to request such contest within such shorter period,

                  (ii) no Bankruptcy Default or Payment Default under the
            Facility Lease or Sublease Bankruptcy Default, Sublease Payment Default or Sublease Event of Default has occurred and is continuing,


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

                  (iii) there is no risk of sale, forfeiture or loss of, or the creation of a Lien on the Facility Lessor's Rocky Mountain Interest or any Component thereof as a result of such Tax Claim, provided that this clause (iii) shall not apply if Oglethorpe posts security satisfactory to the Tax Indemnitee in its sole discretion, or the Tax is paid in either manner specified in clause (v) below,

                  (iv) there is no risk of imposition of any criminal penalties,

                  (v) if such contest involves payment of such Tax, Oglethorpe will either advance to the Tax Indemnitee on an interest-free basis (without reduction for any Tax savings that the Tax Indemnitee may realize as a result of the payment of such Tax) and with no after tax cost to such Tax Indemnitee or the Owner Participant (a "Tax Advance") or pay such Tax Indemnitee the amount payable by Oglethorpe pursuant to Section 11.2(a) above with respect to such Tax,

                  (vi) Oglethorpe agrees to pay (and pays on demand) and with no after tax cost to such Tax Indemnitee or the Owner Participant all reasonable costs and expenses incurred by the Tax Indemnitee in connection with the contest of such claim (including, without limitation, reasonable fees and disbursements of counsel),

                  (vii) the Tax Indemnitee has been provided at Oglethorpe's sole expense with an opinion, reasonably acceptable to such Tax Indemnitee, of independent tax counsel of recognized standing selected by Oglethorpe and reasonably acceptable to the Tax Indemnitee to the effect that there is a reasonable basis within the meaning of ABA Formal Opinion No. 85-352 for contesting such Tax Claim or in the case of an appeal from an adverse lower court decision, that it is more likely than not that the lower court's opinion would be reversed or substantially modified,

                  (viii) the amount of Taxes in controversy, taking into account the amount of all similar and logically related Taxes with respect to the transactions contemplated by Operative Documents that could be raised in any other year (including any future year) not barred by the statute of limitations, exceeds $50,000,

                  (ix) Oglethorpe shall acknowledge in writing its liability to indemnify the Tax Indemnitee hereunder in respect of such claim if the contest is not successful, provided that such acknowledgment of liability will not be binding if the contest is resolved by the final decision of a court of competent jurisdiction on a clearly articulated basis which establishes that Oglethorpe would not be responsible to indemnify the Tax Indemnity under subsection 11.2(a) hereof in the absence of such acknowledgement, and


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

                  (x) in the case of a judicial appeal, no appeal to the U.S.
            Supreme Court shall be required or permitted.

            (4) Waiver of Indemnification. Notwithstanding anything to the contrary contained in this Section 11.2, the Tax Indemnitee at any time may elect to decline to take any action or any further action with respect to a Tax Claim and may in its sole discretion settle or compromise any contest with respect to such Tax Claim without Oglethorpe's consent if the Tax Indemnitee:

                  (i) waives its right to any indemnity payment by Oglethorpe pursuant to this Section 11.2 in respect of such Tax Claim, and

                  (ii) promptly repays to Oglethorpe any Tax Advance and any amount paid to such Tax Indemnitee under Section 11.2(a) above in respect of such Taxes, but not any costs or expenses with respect to any such contest.

      Except as provided in the preceding sentence, any such waiver shall be without prejudice to the rights of the Tax Indemnitee with respect to any other Tax claim.

      (h) Reports.

            (1) If any report, statement or return is required to be filed by a Tax Indemnitee with respect to any Tax that is subject to indemnification under this Section 11.2, Oglethorpe will (1) notify the Tax Indemnitee in writing of such requirement not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) and (2) either (y) if permitted by applicable law, prepare such report, statement or return for filing by Oglethorpe in such manner as will show the ownership of the Facility by the Co-Trustee for United States federal, state and local income tax purposes (if applicable), send a copy of such report, statement or return to the Tax Indemnitee and timely file such report, statement or return with the appropriate taxing authority, or (z) if so directed by the Tax Indemnitee or in any event if practicable and if the return to be filed reflects only information in respect of the transactions contemplated by the Operative Documents, prepare and furnish to such Tax Indemnitee not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) a proposed form of such report, statement or return for filing by the Tax Indemnitee. If no report, statement or return is required to be filed with respect to a Tax subject to indemnification under this Section 11.2, Oglethorpe will notify the Tax Indemnitee of such Tax in writing not later than 30 days prior to the due date for payment of such Tax.

            (2) Subject to paragraph (c) above, not later than the date which is five Business Days prior to the date any Tax described in the preceding clause (1) is required to be paid by the Tax Indemnitee, Oglethorpe will either (y) if permitted by applicable law, pay such


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

      Tax directly to the appropriate taxing authority or (z) pay the Tax Indemnitee the amount of such Tax in immediately available funds.

            (3) Each of the Tax Indemnitee or Oglethorpe, as the case may be, will timely provide the other, at Oglethorpe's expense, with all information in its possession that the other party may reasonably require and request to satisfy its obligations under this paragraph (h). Oglethorpe (i) shall hold each Tax Indemnitee harmless on an After-Tax Basis from and against all liabilities arising out of any insufficiency or inaccuracy of any report, statement or return if such insufficiency or inaccuracy results from the insufficiency or inaccuracy of any information required to be supplied by Oglethorpe pursuant to this paragraph (h) in preparing and filing such report, statement or return and (ii) shall indemnify each Tax Indemnitee for all liabilities, costs and expenses (including the attorneys', accountants' and other professional fees for tax related filings or reviews) of such Tax Indemnitee with respect to all returns, reports or statements to which this Section 11.2(h) applies.

      (i) Non-Parties. If a Tax Indemnitee is not a party to this Agreement, Oglethorpe may require such Tax Indemnitee to agree in writing, in a form reasonably acceptable to Oglethorpe, to the terms of this Section 11 prior to making any payment to such Tax Indemnitee under this Section.

SECTION 12. RMLC's INDEMNIFICATIONS

      Section 12.1. RMLC General Indemnity

      (a) Claims Indemnified. Subject to the exclusions stated in paragraph (b) below, RMLC agrees to indemnify, protect, defend and hold harmless, and does hereby indemnify the Co-Trustee, the Georgia Trust Company in its individual capacity, the Owner Trustee, the Non-Georgia Trust Company in its individual capacity, the Trust Estate, Oglethorpe, the Owner Participant and the Lender and their respective Affiliates (other than, in the case of Oglethorpe, RMLC), successors, assigns, agents, directors, officers or employees (each an "RMLC Indemnitee") against any and all Claims (including claims under Environmental
Laws) imposed on, incurred or suffered by or asserted against any RMLC Indemnitee in any way relating to or resulting from or arising out of or attributable to:

            (i) the conduct of the business or affairs of RMLC and the Facility and the Rocky Mountain Site;

            (ii) the reasonable costs and expenses of the Transaction Parties in connection with amendments or supplements to the Transaction Documents or in connection with


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

      defaults under such Transaction Documents other than defaults in consequence of the acts or omissions of Oglethorpe;

            (iii) the imposition of any Lien attributable to the acts or omissions of RMLC other than a Facility Lessee's Lien or an Owner Participant's Lien;

            (iv) any violation by, or liability relating to, RMLC of, or under, any Applicable Law, whether now or hereafter in effect (including those relating to the environment), or any action of any Governmental Entity or other Person taken with respect to the Facility or the Rocky Mountain Site or the interests of Trustees under Transactions Documents;

            (v) the non-performance or breach by RMLC of any obligation contained in this Agreement or any other Transaction Document or the falsity or breach of any representation or warranty of RMLC contained in this Agreement or any other Transaction Document;

            (vi) the continuing fees (if any) and expenses of the Co-Trustee and the Owner Trustee (including the reasonable compensation and expenses of its counsel, accountants and other professional persons) arising out of the Co-Trustee's or the Owner Trustee's discharge of its duties under or in connection with the Facility Lease, the Ground Sublease, the Rocky Mountain Agreements Re-assignment, the Payment Undertaking Pledge Agreement and the Equity Funding Pledge Agreement; and

            (vii) the establishment or maintenance of the Qualifying Equity Funding Agreement or any Qualifying Letter of Credit in replacement for a Qualifying Equity Funding Agreement.

      (b) Claims Excluded. The following are excluded from RMLC's agreement to indemnify any Indemnitee under this Section 12.1:

            (i) any Claim to the extent attributable to acts, omissions or events occurring after the earlier of (and not based on circumstances or conditions occurring before) (a) the return of the Facility Lessor's Rocky Mountain Interest in full compliance of Section 5 of the Facility Lease, if applicable, or (b) the expiration or earlier termination of the Facility Lease in compliance with the terms thereof under circumstances not requiring the return of the Facility Lessor's Rocky Mountain Interest pursuant to Section 5 of the Facility Lease, unless, and to the extent such Claim is attributable to actions, omissions or events occurring in connection with an Event of Default;

            (ii) without limiting RMLC's obligations under paragraph (d) below, any Claim that is a Tax, or is a cost of contesting a Tax imposed on, or asserted against, the RMLC


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

      Indemnitee or an Affiliate (other than, in the case of Oglethorpe, RMLC), whether or not RMLC is required to indemnify therefor under Section 12.2 hereof;

            (iii) with respect to any RMLC Indemnitee, any Claim attributable to the gross negligence or wilful misconduct of such RMLC Indemnitee unless attributable to (a) any breach by RMLC of any covenant, representation or warranty contained in any Transaction Document or (b) any breach by any other Transaction Party or its Affiliates (other than, in the case of Oglethorpe, RMLC) of any covenant, representation or warranty made by it in any Transaction Document;

            (iv) as to any RMLC Indemnitee, any Claim attributable to the noncompliance of such RMLC Indemnitee or any Party Related (other than, in the case of Oglethorpe, RMLC) thereto, with any of the terms of, or any misrepresentation or breach of warranty by such RMLC Indemnitee or any Party Related (other than, in the case of Oglethorpe, RMLC) thereto contained in any Operative Document made by such RMLC Indemnitee or any breach by such RMLC Indemnitee or any Party Related (other than, in the case of Oglethorpe, RMLC) thereto of any covenant contained in any Transaction Document by which such RMLC Indemnitee is bound unless attributable to (a) any breach by RMLC of any covenant, representation or warranty contained in any Transaction Document or (b) any breach by any other Transaction Party or its Affiliates (other than, in the case of Oglethorpe, RMLC) of any covenant, representation or warranty made by it in any Transaction Document;

            (v) as to any RMLC Indemnitee or Party Related (other than, in the case of Oglethorpe, RMLC) thereto, any Claim attributable to the offer, sale, assignment, transfer or other disposition (voluntary or involuntary) by or on behalf of such RMLC Indemnitee of its interest (whether direct or beneficial) in any Operative Document or in the Facility Lessor's Rocky Mountain Interest or the Trust Estate, other than a transfer by such RMLC Indemnitee (A) required by the terms of an Operative Document or (B) any transfer during the continuance of a Payment Default, Bankruptcy Default or Event of Default;

            (vi) with respect to the Trustees or the Trust Companies, any Claim constituting or arising from a Facility Lessor's Lien;

            (vii) with respect to the Owner Participant, any claim constituting or arising from an Owner Participant's Lien;

            (viii) any Claim relating to the payment of any amount which constitutes Transaction Costs which the Co-Trustee or the Owner Participant is obligated to pay pursuant to Section 2.4(a) hereof or any other amount to the extent such RMLC Indemnitee or any Party Related (other than, in the case of Oglethorpe, RMLC) thereto has expressly agreed in any Operative Document to pay such amount without express right of reimbursement;

            (ix) in the case of the Trustees and the Owner Participant, any failure on the part of either Trustee to distribute in accordance with the Trust Agreement any amounts received and distributable by it thereunder; and

            (x) any Claim that constitutes principal and/or interest on the Loan Certificate, including without limitation any Claim that constitutes a payment of interest resulting in connection with a substitution of the Payment Undertaking Agreement;

provided that the terms "omission," "gross negligence" and "willful misconduct," when applied with respect to the Lender or any Affiliate thereto, shall not include any liability imputed as a matter of law to such Indemnitee solely by reason of such entity's interest in the Facility or the Rocky Mountain Site or such Indemnitee's failure to act in respect of matters which are or were the obligation of Oglethorpe or another party under this Agreement.

      (c) Insured Claims. Subject to the provisions of paragraph (e) of this
Section 12.1, in the case of any Claim indemnified by RMLC hereunder which is covered by a policy of insurance maintained by RMLC each RMLC Indemnitee agrees, unless it and each other RMLC Indemnitee shall waive its rights to indemnification (for itself and each Party Related thereto) in a manner reasonably acceptable to RMLC and unless an Event of Default has occurred and is continuing, to cooperate, at the sole cost and expense of RMLC, with insurers in exercise of their rights, and to investigate, defend or compromise such Claim.

      (d) After-Tax Basis. RMLC agrees that any payment or indemnity pursuant to this Section 12.1 in respect of any Claim shall be made to the RMLC Indemnitee on an After-Tax Basis.

      (e) Claims Procedure. Each RMLC Indemnitee shall promptly after such RMLC Indemnitee shall have Actual Knowledge thereof notify RMLC of any Claim as to which indemnification is sought; provided, that the failure so to notify RMLC shall not reduce or affect RMLC's liability which it may have to such RMLC Indemnitee under this Section 12.1; and no payment hereunder by RMLC to an Indemnitee or Party Related thereto shall be deemed to constitute a waiver or release of any right or remedy that RMLC may have against any such RMLC Indemnitee or any Party Related thereto for actual damages resulting directly from the failure or delay of such RMLC Indemnitee or any Party Related (other than in the case of Oglethorpe, RMLC) thereto to give RMLC such notice. Any amount payable to any RMLC Indemnitee pursuant to this Section 12.1 shall be paid within thirty (30) days after receipt of such written demand therefor from such RMLC Indemnitee, accompanied by a certificate of such RMLC Indemnitee stating in reasonable detail the basis for the indemnification thereby sought and (if such RMLC Indemnitee is not a party hereto) an agreement to be bound by the terms hereof as if such RMLC Indemnitee were such a party. The foregoing shall not, however, constitute an obligation to disclose confidential information of any kind. Promptly after RMLC receives notification of such Claim accompanied by a written statement describing in reasonable detail the Claims which are the subject of and basis for such indemnity and the computation of the amount so payable, RMLC shall notify such RMLC Indemnitee whether it intends to pay, object to, compromise or defend any matter involving the asserted liability of such RMLC Indemnitee. RMLC shall have the right to investigate and so long as no Event of Default shall have occurred and be continuing, RMLC shall have the right in its sole discretion, to defend or compromise any Claim for which indemnification is sought under this Section 12.1 which RMLC acknowledges is subject to indemnification hereunder; provided that no such defense or compromise shall involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of a Lien on any part of the Ground Interest, the Undivided Interest, the Trust Estate the other Collateral or the impairment of the Facility in any material respect or (ii) any criminal liability being incurred or any gross negligence or willful misconduct on such RMLC Indemnitee, provided further, that no Claim shall be compromised by RMLC on a basis that admits any criminal violation or material allegation of wrongdoing or misconduct on the part of such RMLC Indemnitee, without the express written consent of such RMLC Indemnitee; and provided, further, that to the extent that other Claims unrelated to the transactions contemplated by the Transaction Documents are part of the same proceeding involving such Claim, RMLC may assume responsibility for the contest or compromise of such Claim only if the same may be and is severed from such other Claims (and each RMLC Indemnitee agrees to use reasonable efforts to obtain such a severance). If RMLC elects, subject to the foregoing, to compromise or defend any such asserted liability, it may do so at its own expense and by counsel selected by it. Upon RMLC's election to compromise or defend such asserted liability and prompt notification to such RMLC Indemnitee of its intent to do so, such RMLC Indemnitee shall cooperate at RMLC's expense with all reasonable requests of RMLC in connection therewith and will provide RMLC with all information not within the control of RMLC as is reasonably available to such RMLC Indemnitee which RMLC may reasonably request; provided, however, that such RMLC Indemnitee shall not, unless otherwise required by Applicable Law, be obligated to disclose to RMLC or any other Person, or permit RMLC or any other Person to examine (i) any income tax returns of the Owner Participant or Lender or (ii) any confidential information or pricing information not generally accessible by the public that are possessed by the Owner Participant, the Lender (and, in the event that any such information is made available, RMLC shall treat such information as confidential and shall take all actions reasonably requested by such RMLC Indemnitee for purposes of obtaining a stipulation from all parties to the related proceeding providing for the confidential treatment of such information from all such parties). Where RMLC, or the insurers under a policy of insurance maintained by RMLC, undertake the defense of such RMLC Indemnitee with respect to a Claim (with counsel reasonably satisfactory to such Indemnitee and without reservation of rights against such Indemnitee), no additional legal fees or expenses of such RMLC Indemnitee in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of RMLC or such insurers. Notwithstanding the foregoing, a RMLC Indemnitee may participate at its own expense in any judicial proceeding controlled by RMLC pursuant to the preceding provisions; provided, however, that such party's participation does not in the reasonable opinion of independent counsel constitute a waiver of the indemnification provided in this Section; provided, further, that (i) such RMLC Indemnitee is advised by counsel that an actual or potential conflict of interest exists where it is advisable for such RMLC Indemnitee to be represented by separate counsel or (ii) there is a risk that such RMLC Indemnitee


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may be indicted or otherwise charged in a criminal complaint and such RMLC
Indemnitee informs RMLC that such RMLC Indemnitee desires to be represented by separate counsel, such RMLC Indemnitee shall have the right to control its own defense of such Claim and the reasonable fees and expenses of such separate counsel shall be borne by RMLC. So long as no Default or Event of Default shall have occurred and be continuing, no RMLC Indemnitee shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of RMLC unless the RMLC Indemnitee waives its rights to indemnification hereunder. Nothing contained in this Section shall be deemed to require an Indemnitee to content any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

      (f) Subrogation. To the extent that a Claim indemnified by RMLC under this
Section 12.1 is in fact paid in full by RMLC or an insurer under an insurance policy maintained by RMLC, RMLC (so long as no Event of Default shall have occurred and be continuing) or such insurer shall be subrogated to the rights and remedies of the RMLC Indemnitee on whose behalf such Claim was paid to the extent of such payment (other than rights of such RMLC Indemnitee under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Claim. Should an RMLC Indemnitee receive any refund, in whole or in part, with respect to any Claim paid by RMLC hereunder, so long as no Event of Default has occurred and is continuing it shall promptly pay over to RMLC the lesser of (i) the amount refunded reduced by the amount of any Tax incurred by reason of the receipt or accrual of such refund and increased by the amount of any Tax saved as a result of such payment or (ii) the amount RMLC or any of its insurers has paid in respect of such Claim.

      Section 12.2 RMLC General Tax Indemnity

      (a) Indemnity. Except as provided in paragraph (b), RMLC agrees to indemnify, on an After-Tax Basis, each of the Georgia Owner, the Georgia Trust Company in its individual capacity, the Owner Trustee, the Non-Georgia Trust Company in its individual capacity, the Trust Estate, the Owner Participant, the Lender, the Payment Undertaking Issuer and Oglethorpe, their respective successors and assigns, and the Affiliates of each of the foregoing (other than, in the case of Oglethorpe, RMLC) (each a "RMLC Tax Indemnitee") for, and to hold each RMLC Tax Indemnitee harmless from and against, all Taxes .

      (b) Excluded Taxes. The indemnity provided for in paragraph (a) above shall not extend to any Excluded Taxes (other than Excluded Taxes defined in clause (xvii) of 11.2(b)).

      (c) Other Provisions. The provisions of paragraphs (c) through (i) of
Section 11.2 shall apply to the indemnity provided by this Section 12.2 on the same basis as if RMLC was "Oglethorpe," each RMLC Indemnitee was a "Tax Indemnitee", for the purpose of such paragraphs and references to defaults or events of default under the Head Lease or the Facility Sublease shall be deemed to be references to the corresponding default or event of default under the Facility Lease.


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

SECTION 13. RMLC'S RIGHT OF QUIET ENJOYMENT

      Every party to this Agreement acknowledges notice of, and consents in all respects to, the terms of the Facility Lease, the Ground Sublease and the Rocky Mountain Agreements Re-assignment, and expressly, severally and as to its own actions only, agrees that, so long as no Event of Default has occurred and is continuing, it shall not take or cause to be taken any action contrary to RMLC's rights under the Facility Lease, the Ground Sublease or the Rocky Mountain Agreements Re-assignment, including the right to possession, use and quiet enjoyment of the Undivided Interest, the Ground Interest and the Assigned Rocky Mountain Agreements by RMLC as provided therein.

SECTION 14. OGLETHORPE'S RIGHT OF QUIET ENJOYMENT

      Each party to this Agreement acknowledges notice of, and consents in all respects to, the terms of the Facility Sublease, the Ground Sub-sublease and the Rocky Mountain Agreements Second Re-assignment and expressly, severally and as to its own actions only, agrees that, so long as no Sublease Event of Default has occurred and is continuing, it shall not take or cause to be taken any action contrary to Oglethorpe's rights under the Facility Sublease, the Ground Sub-sublease or the Rocky Mountain Agreements Second Re-assignment, including the right to possession, use and quiet enjoyment of the Undivided Interest, the Ground Interest and the Assigned Rocky Mountain Interests by Oglethorpe as provided therein.

SECTION 15. LOAN PREPAYMENTS AND REFINANCINGS

      Section 15.1. Optional Refinancing of the Loan Certificate.

            If the senior unsecured debt obligations (or long-term deposits) of the Payment Undertaking Issuer shall not be rated at least "AA" by S&P and "Aa2" by Moody's, then at the request of RMLC, the Owner Participant, the Owner Trustee, the Co-Trustee and the Lender agree to cooperate with RMLC to refinance the Loan Certificate in whole but not in part, through the issuance of an Additional Loan Certificate. The obligation of the Owner Participant, the Owner Trustee and the Co-Trustee to effect such a refinancing shall be subject to the satisfaction of all conditions to the issuance of an Additional Loan Certificate under Section 2.10 of the Loan Agreement and to the satisfaction of the following additional conditions:

            (i) no Payment Default, Bankruptcy Default or Event of Default under the Facility Lease shall have occurred and be continuing;

            (ii) the principal amount and amortization of such Additional Loan Certificate shall be equal to the outstanding principal amount and amortization of the Loan Certificate on the date such Loan Certificate is refinanced (the "Loan Refinancing Date") (after taking


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      into account any scheduled amortization of principal, if any, occurring on such Loan Refinancing Date);

            (iii) each Additional Loan Certificate shall be prepayable and payable without premium or penalty of any kind (including Breakage Costs or Make-Whole Amount) and shall have a final maturity date no later than the Loan Maturity Date;

            (iv) appropriate adjustments pursuant to Section 3.4 of the Facility Lease shall be made to Basic Rent and the applicable Termination Values in order to preserve the Owner Participant's Net Economic Return and reflect the interest rate on the Additional Loan Certificate;

            (v) RMLC shall pay (y) if the Loan Refinancing Date is a Rent Payment Date, the Basic Rent due on such date, or (z) if the Loan Refinancing Date is not a Rent Payment Date, accrued and unpaid interest on the Loan Certificate being refinanced for the period from the immediately preceding Payment Date to the Loan Refinancing Date;

            (vi) such refinancing shall not, in and of itself, result in a violation of Applicable Law not attributable to a default in, or a breach of, the obligations of any such Person hereunder or under the other Operative Documents;

            (vii) any authorization or approval or other action by, or notice to or filing with, any Governmental Entity required for such issuance of an Additional Loan Certificate shall have been duly obtained, taken or given and the Owner Participant, the Co-Trustee, and the Owner Trustee shall have received one or more opinions of counsel for RMLC (such opinions and such counsel to be reasonably acceptable to the Owner Participant, the Co-Trustee and the Owner Trustee) to such effect;

            (viii) the representations and warranties set forth in Section 3.6 of this Agreement shall be true and correct in all material respects on and as of the Loan Refinancing Date with the same force and effect with respect to the new Lender as of such Loan Refinancing Date and the Owner Participant, the Co-Trustee and the Owner Trustee shall have received an Officer's Certificate from the new Lender to such effect;

            (ix) all documentation in connection with such refinancing shall be reasonably satisfactory to the Co-Trustee, the Owner Trustee and the Owner Participant and shall have terms and conditions no less favorable from the perspective of the Owner Participant and the Trustees as the documentation existing with respect to the initial Loan Certificate;

            (x) the Owner Participant shall at the expense of RMLC have obtained a favorable tax opinion from the Owner Participant's Tax Counsel to the effect that the exercise of such refinancing right (as opposed to the existence of such right) will not result in any adverse tax consequence to the Owner Participant; and


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

            (xi) the Owner Participant shall have consented to such refinancing, which consent the Owner Participant may withhold in the Owner Participant's sole, good faith discretion; except that the Owner Participant shall have no such consent right if and to the extent Hunton & Williams, or other such counsel selected by the Owner Participant and reasonably acceptable to RMLC have delivered an opinion to the Owner Participant that, as a result of a change in or clarification of Regulations issued under section 467 of the Code (which change or clarification occurs after the Closing Date and before such refinancing), the absence of such consent right shall not adversely affect the eligibility of the Facility Lease or the Facility Sublease for initial and continued compliance with section 1.467-3(c)(2)(i) of the Regulations.

      Section 15.2. Financing and Refinancing Costs. RMLC hereby agrees to pay, on an After-Tax Basis, all reasonable costs and expenses of the Transaction Parties, including the reasonable fees and expenses of counsel to the Owner Participant, the Co-Trustee, the Owner Trustee, the Lender and any Person making a loan evidenced by an Additional Loan Certificate, in each case to the extent incurred in connection with any financing or refinancing pursuant to this
Section 15 whether or not the financing or refinancing is consummated.

SECTION 16. SPECIAL EQUITY REMEDIES.

      Section 16.1. Special Equity Facility Lease Remedy. Notwithstanding the limitations set forth in Section 5.1, upon the occurrence and during the continuance of an Event of Default, the Owner Participant may, upon not less than five Business Days' written notice to RMLC, Oglethorpe and the Lender, require RMLC (or its designee as provided below) to purchase all of the Owner Participant's Beneficial Interest (the "Special Equity Facility Lease Remedy") on the Termination Date specified in such notice occurring not less than five Business Days after such notice by the Owner Participant at a price equal to the Equity Portion of Termination Value determined as of such Termination Date plus, if such Termination Date is a Rent Payment Date, the Basic Rent due on such date (to the extent payable in arrears) reduced by the sum of any amounts received by the Owner Participant in respect of the Equity Portion of Termination Value as a result of the exercise of any remedies under Section 17 of the Facility Lease (including under the Qualifying Equity Funding Agreement and from the proceeds of the Qualifying Sublease Surety Bond and Facility Sublease Assignment). On the Termination Date identified in the notice of the Owner Participant, RMLC shall pay to the Owner Participant the purchase price for the Beneficial Interest determined as of such date and reduced as provided in the immediately preceding sentence, plus all amounts of Supplemental Rent to the extent payable to the Owner Participant or the Trustees (including, without limitation, all costs and expenses of the Owner Participant and Trustees and all sales, use, value added and other Taxes covered by Section 12.2 of the Participation Agreement associated with the exercise of the Special Equity Facility Lease Remedy pursuant to this Section 16.1, to the extent such amounts have not otherwise been reimbursed pursuant to Section 12.2) due and payable on such Termination Date. Concurrently with the payment of all sums required to be paid pursuant to this Section 16.1 (or on such later


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

date of transfer of the Beneficial Interest in accordance with clause (ii) below) (i) RMLC shall cease to have any liability to the Owner Participant with respect to the Operative Documents, except for obligations (including, without limitation, Sections 12.1 and 12.2 hereof) surviving pursuant to the express terms of any Operative Document as of such date and (ii) the Owner Participant will transfer (by an appropriate instrument of transfer), to the extent it is then not legally enjoined from doing so, all of its right, title and interest in the Beneficial Interest to RMLC; provided, however, that if the Liens of the Loan Agreement and the Deed to Secure Debt have not been terminated or discharged, such transfer shall not be made to RMLC or its then successor, if any, as Facility Lessee, but shall be made to RMLC's designee (other than Oglethorpe or its then successor, if any, as Facility Sublessee) promptly upon RMLC's designation of such designee and such designee will agree not to transfer the Beneficial Interest to RMLC (or its then successor, if any, as Facility Lessee) or Oglethorpe (or its then successor, if any, as Facility Sublessee) until such Lien is terminated or discharged. Any failure of RMLC to identify such a designee shall not effect RMLC's obligation to make the payments under this Section 16.1 on the date specified. At the time of any transfer under this
Section 16.1 the Owner Participant shall represent and warrant as to the absence of Liens attributable to the Owner Participant on the Beneficial Interest. It is understood and agreed among the parties hereto that the transaction contemplated by this Section 16.1 shall not effect a merger of RMLC's interest in the Undivided Interest and the Ground Interest with the Facility Lessor's Rocky Mountain Interest.

      Section 16.2. Special Equity Head Lease Remedy. Notwithstanding the limitations set forth in Section 5.1 herein, upon the occurrence and during the continuance of a Head Lessor Event of Default, the Owner Participant may, upon not less than five Business Days' written notice to RMLC, Oglethorpe and the Lender, require RMLC and Oglethorpe (or their designee as provided below) in the proportions set forth below to purchase all of the Owner Participant's Beneficial Interest (the "Special Equity Head Lease Remedy") on the Termination Date specified in such notice occurring not less than five Business Days after such notice by the Owner Participant on the terms and conditions set forth in this Section 16.2. On the Termination Date identified in the notice of the Owner Participant, RMLC shall pay to the Owner Participant the RMLC Portion of Equity Termination Value plus, if such Termination Date is a Rent Payment Date, the Basic Rent due on such date (to the extent payable in arrears) reduced by all amounts, if any, received in respect of the Equity Portion of Termination Value under the Qualifying Equity Funding Agreement determined as of such Termination Date, and plus all amounts of Supplemental Rent due and owing on the date of such purchase to the extent payable to the Owner Participant or the Trustees (including, without limitation, all costs and expenses of the Owner Participant or the Trustees and all sales, use, value added and other Taxes covered by
Section 12.2 of the Participation Agreement associated with the exercise of the Special Equity Head Lease Remedy pursuant to this Section 16.2, to the extent such amounts have not otherwise been reimbursed pursuant to Section 11 or 12) due and payable on such date. Concurrently with the payment of all sums required to be paid by RMLC pursuant to this Section 16.2 (or on such later date of transfer of RMLC Portion of the Beneficial Interest in accordance with clause
(ii) below) (i) RMLC shall cease to have any liability to the Owner Participant with respect to the Operative Documents, except for obligations (including, without limitation, Sections 12.1 and 12.2 hereof)


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

surviving pursuant to the express terms of any Operative Document as of such date and (ii) the Owner Participant will transfer (by an appropriate instrument of transfer) to the extent it is then not legally enjoined from doing so, all of its right, title and interest in the RMLC Portion of the Beneficial Interest to RMLC; provided, however, that if the Liens of the Loan Agreement and the Deed to Secure Debt have not been terminated or discharged, such transfer shall not be made to RMLC or its then successor, if any, as Facility Lessee, but shall be made to RMLC's designee (other than Oglethorpe or its then successor, if any, as Facility Sublessee) promptly upon RMLC's designation of such designee and such designee will agree not to transfer the RMLC Portion of the Beneficial Interest to RMLC (or its then successor, if any, as Facility Lessee) or Oglethorpe (or its then successor, if any, as Facility Sublessee) until such Lien is terminated or discharged. Any failure of RMLC to identify such a designee shall not effect RMLC's obligation to make the payments under this Section 16.2 on the dates specified. On the Termination Date identified in the notice of the Owner Participant referred to in the first sentence of this Section 16.2, Oglethorpe shall pay to the Owner Participant the Oglethorpe Portion of Equity Termination Value reduced by all amounts, if any, received under the Qualifying Head Lease Surety Bond determined as of such Termination Date, plus all amounts of Sublease Supplemental Rent to the extent payable to the Owner Participant or the Trustees (including, without limitation, all costs and expenses of the Owner Participant or the Trustees and all sales, use, value added and other Taxes covered by
Section 11 of the Participation Agreement associated with the exercise of the Special Equity Head Lease Remedy pursuant to this Section 16.2, to the extent such amounts have not otherwise been reimbursed pursuant to Section 11 or 12) due and payable on such date. Concurrently with the payment of all sums required to be paid by Oglethorpe pursuant to this Section 16.2 (or on such later date of transfer of the Oglethorpe Portion of the Beneficial Interest in accordance with clause (y) below) (y) Oglethorpe shall cease to have any liability to the Owner Participant with respect to the Operative Documents, except for obligations (including, without limitation, Sections 11.1 and 11.2 hereof and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document as of such date and (z) the Owner Participant will transfer (by an appropriate instrument of transfer) to the extent it is then not legally enjoined from doing so, all of its right, title and interest in the Oglethorpe Portion of the Beneficial Interest to Oglethorpe; provided, however, that if the Liens of the Loan Agreement and the Deed to Secure Debt have not been terminated or discharged, such transfer shall not be made to Oglethorpe or its then successor, if any, as Facility Sublessee, but shall be made to Oglethorpe's designee promptly upon Oglethorpe's designation of such designee (which shall not be RMLC or its then successor, if any, as Facility Lessee) and such designee will agree not to transfer the Oglethorpe Portion of the Beneficial Interest to Oglethorpe or its then successor as Facility Sublessee until such Lien is terminated or discharged. Any failure of Oglethorpe to identify such a designee shall not effect Oglethorpe's obligation to make the payments under this Section
16.2 on the dates specified. At the time of any transfer to RMLC or Oglethorpe under this Section 16.2 the Owner Participant shall represent and warrant as to the absence of Liens attributable to the Owner Participant on the Beneficial Interest. It is understood and agreed among the parties hereto that the transaction contemplated by this Section 16.2 shall not effect a merger of Oglethorpe's ownership interest in the Facility and the Rocky Mountain Site with the Facility Lessor's Rocky Mountain Interest or


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of RMLC's interest in the Undivided Interest and the Ground Interest with the
Facility Lessor's Rocky Mountain Interest.

SECTION 17. AGREEMENTS CONCERNING PAYMENT UNDERTAKING AGREEMENT AND EQUITY
            FUNDING AGREEMENT

      Section 17.1. Notices to the Payment Undertaking Issuer. (a) Release Event. As promptly as practicable after the Loan Certificates have been refinanced, purchased or prepaid in accordance with the Operative Documents (other than in connection with an event which causes payment of the Full Termination Amount under the Payment Undertaking Agreement and other than any voluntary transfer of the Loan Certificates) or RMLC has provided Acceptable Substitute Credit Protection to replace the Payment Undertaking Agreement, (i) the Owner Trustee or the Lender will deliver a written notice to the Payment Undertaking Issuer to the effect that the applicable event has occurred, (ii) if the Owner Trustee gives such notice, it will simultaneously request a written acknowledgement from the Lender that the Payment Undertaking Agreement is no longer subject to the Lien of the Loan Agreement and the Payment Undertaking Pledge Agreement and (iii) the Lender will deliver to the Payment Undertaking Issuer, as promptly as practicable after receiving such a request from the Owner Trustee or giving such notice, a written acknowledgement that the Payment Undertaking Agreement is no longer subject to the Lien of the Loan Agreement and the Payment Undertaking Pledge Agreement. The Lender hereby agrees that it shall not give any notices pursuant to the Payment Undertaking Agreement if an event that requires payment of the Full Termination Amount has not occurred. The Owner Trustee hereby agrees that it shall not give any notices which would cause the Full Termination Amount to become payable if an event which requires the payment of Full Termination Amount has not occurred.

      (b) Payment Undertaking Termination. After a Release Event, the Owner Trustee will, upon receipt of a written request from RMLC, give notice of termination of the Payment Undertaking Agreement to the Payment Undertaking Issuer pursuant to clause (b) of Section 4.01 of the Payment Undertaking Agreement and the Owner Trustee hereby agrees that it shall not give any such notice of termination unless so instructed by the Facility Lessee.

      Section 17.2. Payments to RMLC by the Payment Undertaking Issuer Under Certain Circumstances. (a) If, on any Scheduled Payment Date or the Full Termination Date prior to the occurrence of a Release Event, the Lender has received payment in full of the principal of and accrued interest on the Loan Certificate due on such day prior to receipt of any payment then due under the Payment Undertaking Agreement, then the Owner Trustee shall, but only with the prior written consent of the Lender as assignee of the Owner Trustee's rights under the Payment Undertaking Agreement, (i) pay to RMLC the amount received by the Owner Trustee from the Payment Undertaking Issuer on such day or (ii) on the instructions of RMLC, instruct the Payment Undertaking Issuer to pay such amount then due under the Payment Undertaking Agreement directly to RMLC. The Lender agrees to give such consent if no Event of Default or Bankruptcy


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Default has occurred and is then continuing but otherwise shall only give such consent in its sole discretion.

      (b) After a Release Event occurs, the Owner Trustee shall, (i) pay to RMLC the amount received by the Owner Trustee from the Payment Undertaking Issuer from time to time or (ii) on the instruction of RMLC, instruct the Payment Undertaking Issuer to pay amounts due from time to time under the Payment Undertaking directly to RMLC.

      (c) Notwithstanding the foregoing, if, prior to a Release Event, an Event of Default or Bankruptcy Default has occurred and is continuing (and the Lender has not consented to the payment or instruction described in paragraph (a) of this Section), the Owner Trustee shall not make such payment to RMLC pursuant to this Section or give such instruction to the Bank pursuant to this Section, but shall hold the amount so received from the Payment Undertaking Issuer as security for RMLC's obligations under the Operative Documents as provided in
Section 23 of the Facility Lease until applied toward the satisfaction of such obligations and, to the extent not so applied, paid over to RMLC when all such obligations have been fully satisfied.

      Section 17.3. Acceptable Substitute Credit Protection. RMLC may replace the Payment Undertaking Agreement with Acceptable Substitute Credit Protection at any time; provided, however, that in connection with any such replacement of the Payment Undertaking Agreement the Lender that holds the Loan Certificate immediately prior to such replacement shall not be entitled to reset the Loan Rate pursuant to Section 2.12 of the Loan Agreement or otherwise receive any payment that would be the economic equivalent of an increase in the Loan Rate without the Owner Participant's consent, which consent may be withheld in the Owner Participant's good faith discretion; provided further that if such Lender in its sole discretion is unwilling to continue holding the Loan Certificate in the absence of an increase in the Loan Rate and the Owner Participant has not consented to such adjustment or payment, RMLC will be required to arrange for a third party lender (which may not be RMLC, Oglethorpe or any Affiliate or Tax Affiliate of either RMLC or Oglethorpe) to purchase the Loan Certificate from such Lender, and such Lender agrees to sell the Loan Certificate (without recourse or warranty, other than as to such Lender's title to and right to sell such Loan Certificate), for a purchase price in cash at least equal to the outstanding principal amount and accrued interest thereon. The parties hereto agree to execute such documents as are necessary to create and effect, to the reasonable satisfaction of RMLC and the Lender that will hold the Loan Certificate after the replacement, a first priority perfected security interest in such Acceptable Substitute Credit Protection in favor of the Lender and to release the Payment Undertaking Agreement from the Liens of the Loan Agreement upon receipt of the Acceptable Substitute Credit Protection (and such first priority perfected security interest). RMLC shall deliver to the parties hereto all such documents at least 10 Business Days prior to the anticipated execution thereof. Such documents shall be in form and substance reasonably satisfactory to such parties. No replacement undertaken by RMLC in accordance with this
Section 17.3 shall be effective, and the Payment Undertaking Agreement or Acceptable Substitute Credit Protection provided hereunder in substitution therefor (and the rights and obligations of the issuer thereunder) shall not terminate, prior to the execution and delivery


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

of such documents by the parties thereto. RMLC shall be responsible for, and shall pay or cause to be paid, promptly and in any event within 30 days after the provision of Acceptable Substitute Credit Protection (but without duplication of any other amount payable pursuant to any other Operative Documents), all costs, fees and expenses (including reasonable fees, expenses and disbursements of counsel but excluding any payment that would be the economic equivalent of an increase in the Loan Rate) incurred by the Owner Participant, the Payment Undertaking Issuer, the Lender that holds the Loan Certificate immediately prior to such replacement and the Trustee in connection with RMLC's provision of Acceptable Substitute Credit Protection (whether or not consummated). In addition, if RMLC provides Acceptable Substitute Credit Protection in accordance herewith, then RMLC shall pay to the Lender (a) if the original Lender has elected to retain its interest in the Loan Certificate in connection with such replacement and the Loan Certificate shall at any time thereafter be prepaid or purchased by the Trustees or the Owner Participant or its designee pursuant to the terms of the Operative Documents, in each case prior to the Expiration Date, an amount equal to any Make-Whole Amount or Breakage Costs pursuant to Section 2.12 of the Loan Agreement in connection with such prepayment or purchase and (b) amounts from time to time equal to any Increased Costs pursuant to Section 2.13 of the Loan Agreement. With respect to claims by the Lender under clause (b) of the preceding sentence, the Lender shall provide to RMLC a copy of any notice given by the Lender pursuant to such
Section 2.13.

      Section 17.4. Equity Funding Agreement

      (a) The Owner Trustee and the Owner Participant hereby agree that they shall not provide nor instruct the Co-Trustee to provide any Payment Certificate (as defined in and pursuant to Section 3.2 of the Equity Funding Agreement) if an event that requires payment of Termination Amount has not occurred.

      (b) If on any date a payment under Section 3.1 or 3.2 of the Equity Funding Agreement is to be made, the Co-Trustee and Owner Participant have received (prior to receipt of any payment then due under the Equity Funding Agreement) payment in full of all amounts stated to be due under the Facility Lease on such date, then the Co-Trustee upon instruction from the Owner Trustee or the Owner Participant or the Owner Participant shall (i) pay to RMLC the amount received by the Co-Trustee or the Owner Participant from AIG on such date or (ii) on the instructions of RMLC, instruct AIG to pay such amount then due under the Equity Funding Agreement directly to RMLC.

      (c) Notwithstanding the foregoing, if an Event of Default or Bankruptcy Default has occurred and is continuing the Owner Trustee and the Owner Participant shall instruct the Co-Trustee not to make such payment to RMLC pursuant to paragraph (b) above or give such instruction to AIG pursuant to paragraph (b) above but shall hold the amounts so received from AIG as security for RMLC's obligations under the Operative Documents as provided in Section 23 of the Facility Lease until applied toward the satisfaction of such obligations and, to the extent not so applied paid over to AIG when all such obligations have been fully satisfied.


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

SECTION 18. MISCELLANEOUS

      Section 18.1. Consents. The Owner Participant covenants and agrees that it shall not unreasonably withhold its consent to any consent requested of the Facility Lessor under the terms of the Operative Documents that by its terms is not to be unreasonably withheld by the Facility Lessor.

      Section 18.2. Successor Co-Trustee. The parties hereto agree that the transfer or assignment pursuant to the terms of the Trust Agreement by the Co-Trustee to a successor co-trustee, pursuant to the trust created thereunder, will not violate the terms of any Operative Document.

      Section 18.3. Bankruptcy of Trust Estate. If (i) all or any part of the Trust Estate becomes the property of a debtor subject to the reorganization provisions of Title 11 of the United States Code, as amended from time to time,
(ii) pursuant to such reorganization provisions the Owner Participant is required, by reason of the Owner Participant being held to have recourse liability to the debtor or the trustee of the debtor directly or indirectly, to make payment on account of any amount payable as principal or interest on the Loan Certificate, and (iii) the Lender actually receives any Excess Amount, as defined below, which reflects any payment by the Owner Participant on account of clause (ii) above, the Lender shall promptly refund to the Owner Participant such Excess Amount. For purposes of this Section 18.2, "Excess Amount" means the amount by which such payment exceeds the amount which would have been received by the Lender if the Owner Participant had not become subject to the recourse liability referred to in clause (ii) above. Nothing contained in this Section
18.2 shall prevent the Lender from enforcing any personal recourse obligations (and retaining the proceeds thereof) of the Owner Participant as contemplated by this Participation Agreement (other than referred to in clause (ii)).

      Section 18.4. Amendments and Waivers. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

      Section 18.5. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service,
(b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to Oglethorpe:

      Oglethorpe Power Corporation
      2100 East Exchange Place
      Tucker, Georgia  30085-1349

      Facsimile No.: (770) 270-7920
      Telephone No.: (770) 270-7325
      Attention: Vice President - Finance

If to RMLC:

      Rocky Mountain Leasing Corporation
      c/o Corporation Trust Center
      1209 Orange Street, Room 123
      Wilmington, Delaware 19801

      Facsimile No.: (302) 658-5459
      Telephone No.: (302) 777-0250

      with copies to:

      Sutherland, Asbill & Brennan
      999 Peachtree Street, N.E.
      Atlanta, Georgia  30309-3996

      Facsimile No.: (404) 853-8806
      Telephone No.: (404) 853-3000
      Attention: Managing Attorney

      and to the Lender at the address set forth below.

If to the Georgia Trust Company or the Co-Trustee:

      SunTrust Bank, Atlanta
      P.O. Box 4625
      Mail Code 008
      Atlanta, Georgia  30302

      Facsimile No.: (404) 332-3966
      Telephone No.: (404) 588-7813
      Attention: Corporate Trust Department

      with copies to the Owner Participant, the Owner Trustee and the Lender at their respective addresses set forth below.

If to the Non-Georgia Trust Company
or the Owner Trustee:

      Fleet National Bank
      777 Main Street
      Hartford, CT  06115

      Facsimile No.: (860) 986-7920
      Telephone No.: (860) 986-4540
      Attention: Corporate Trust Administration

      with copies to the Owner Participant and the Lender at their respective addresses set forth below.

If to the Owner Participant:

      Philip Morris Capital Corporation
      800 Westchester Avenue
      Rye Brook, NY  10573-1301

      Facsimile No.: (914) 335-1297
      Telephone No.: (914) 335-5000
      Attention: Vice President, Leasing with a copy to
                    Director, Portfolio Administration

      with a copy to the Lender at the address set forth below.

If to the Lender:

      Utrecht-America Finance Co.,
      c/o Rabobank Nederland, New York Branch
      245 Park Avenue
      New York, New York  10167-0062

      Facsimile No.: (212) 916-7880
      Telephone No.: (212) 916-7864
      Attention: General Counsel's Office

      Section 18.6. Survival. All warranties, representations, indemnities and covenants made by any party hereto, herein or in any certificate or other instrument delivered by any such party or on the behalf of any such party under this Agreement shall be considered to have been relied upon by each other party hereto and shall survive the consummation of the transactions contemplated hereby and in the other Operative Documents regardless of any investigation made by any such party or on behalf of any such party.

      Section 18.7. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof, including each successive holder of the Beneficial Interest permitted under Section 5.1. Except as expressly provided herein or in the other Operative Documents, no party hereto may assign its interests herein without the consent of the other parties hereto.

      Section 18.8. Business Day. Notwithstanding anything herein or in any other Operative Document to the contrary, if the date on which any payment is to be made pursuant to this Agreement or any other Operative Document is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business
Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

      Section 18.9. Governing Law This Agreement has been delivered in the State of New York and shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

      Section 18.10. Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

      Section 18.11. Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

      Section 18.12. Headings and Table of Contents. The headings of the sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

      Section 18.13. Limitation of Liability.

      (a) None of the Georgia Trust Company, the Co-Trustee, the Owner Trustee, the Non-Georgia Trust Company or the Owner Participant shall have any obligation or duty to Oglethorpe or to others with respect to the transactions contemplated hereby, except those obligations or duties expressly set forth in this Agreement and the other Operative Documents, and neither the Co-Trustee, the Georgia Trust Company, the Owner Trustee, the Non-Georgia Trust Company, nor the Owner Participant shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limitation of the generality of the foregoing, under no circumstances whatsoever shall the Owner Participant be liable to Oglethorpe for any action or inaction on the part of the Co-Trustee or the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Co-Trustee, unless such action or inaction is at the direction of the Owner Participant. In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the limited purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

      (b) Each Trust Company is entering into the Operative Documents to which it is a party solely as trustee under the Trust Agreement and not in its individual capacity, except as expressly provided herein or therein, and in no case whatsoever shall either Trust Company be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of Facility Lessor hereunder or under any other Operative Document, as to all of which the other parties hereto agree to look solely to the Trust Estate; provided, however, that each Trust Company shall be liable hereunder for its own gross negligence or willful misconduct or for a breach of its representations, warranties and covenants made in its individual capacity in Section 3 hereof.

      (c) Owner Participant will give Sublessee at least 15 days' prior notice of any proposed amendment or supplement to the Trust Agreement (other than an amendment solely effecting a transfer of Owner Participant's interest in the Trust Estate) and deliver true, complete and fully executed copies to each of them of any amendment or supplement to the Trust Agreement. No amendment or supplement to the Trust Agreement that could materially adversely affect the interests of the Lender shall become effective without the written consent of the Lender and, except if an Event of Default has occurred and is continuing, no amendment or supplement to the Trust Agreement that could materially adversely affect the interests of RMLC shall become effective without the written consent of RMLC. Owner Participant agrees, notwithstanding anything to the contrary contained in the Trust Agreement (i) solely for the benefit of the Lender that it will not revoke or otherwise terminate the Trust Agreement so long as the Loan and Security Agreement is in effect without the prior written consent of the Lender, and (ii) solely for the benefit of RMLC that, unless an Event of Default has occurred and is continuing, it will not revoke or otherwise terminate the Trust Agreement during the Basic Term without the prior written consent of RMLC, except that, notwithstanding clause (i) or (ii) above or any other provision of the Operative Documents to the contrary, Owner Participant shall have the right to terminate the Trust Agreement without the consent of any other party to the Operative Documents, at any time, so long as any such other party and its rights and interests under the Operative Documents and the validity and perfection of its security interests in the Trust Estate and the Mortgage shall not be adversely affected by such termination and if in connection therewith Owner Participant shall simultaneously create a new trust upon substantially the same terms and conditions as the Trust Agreement so terminated and shall cause the Trust Estate to be vested in Facility Lessor under the new trust upon the same terms and conditions so applied to such terminated Trust Agreement. Owner Participant further agrees not to remove either institution acting as Facility Lessor, and not to replace institution acting as Facility Lessor in the event that such institution resigns as Facility Lessor, unless Owner Participant shall have obtained the prior consent of RMLC (except if an Event of Default is continuing or if necessary to avoid the occurrence of a Special Termination Event) and the Lender prior to such removal or replacement, which consent shall not be unreasonably withheld.

      Section 18.14. Consent to Jurisdiction; Waiver of Trial by Jury. (a) Each of the parties hereto (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement, the other Operative Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns; (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court; and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, the other Operative Documents, or the subject matter hereof or thereof may not be enforced in or by such court.

            (b) To the extent permitted by applicable law, each of the parties hereto hereby irrevocably waives the right to demand a trial by jury, in any such suit, action or other proceeding arising out of this Agreement, the other Operative Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns.

      Section 18.15. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Participation Agreement and the other Operative Documents.

      Section 18.16. Effectiveness. The Participation Agreement has been dated as of the date first above written for convenience only. This Participation Agreement shall be effective on the date of execution and delivery by each of the parties hereto.

      Section 18.17. Compliance with FERC License. Notwithstanding any provision contained in this Participation Agreement or in any Operative Document, any co-licensee of the FERC License has the right to perform any and all acts required by an order of the FERC or its successor affecting the Facility or the Rocky Mountain Site without the prior approval of any party to the Operative Documents.

      Section 18.18. Expiration of FERC License Term. Pursuant to the FERC Order, each of the parties hereto hereby agrees that to the extent property or facility rights pertaining to the Facility are held under trust at the expiration of the term of the FERC License, such interests will be immediately available for acquisition by the Federal government or a new licensee pursuant to Sections 14 and 15 of the Federal Power Act, 16 U.S.C. Sections 807 and 808.

      IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                           OGLETHORPE POWER CORPORATION
                           (AN ELECTRIC MEMBERSHIP GENERATION
                           & TRANSMISSION CORPORATION)

                           By: /s/ T. D. Kilgore
                              --------------------------------------------------
                               Name: T. D. Kilgore
                               Title:   President and Chief Executive Officer
                               Date:    December 30, 1996

                           (CORPORATE SEAL)

                           Attest: /s/ Gary M. Bullock
                                  ----------------------------------------------
                           Name:       Gary M. Bullock
                           Title:      Secretary-Treasurer
                           Date:       December 30, 1996

                           ROCKY MOUNTAIN LEASING CORPORATION

                           By: /s/ Eugen Heckl
                              --------------------------------------------------
                               Name: Eugen Heckl
                               Title:   Vice-President
                               Date:   December 30, 1996

                           FLEET NATIONAL BANK,
                           not in its individual capacity, except to the extent provided herein, but solely as Owner Trustee under the Trust Agreement

                           By: /s/ Frank McDonald
                              --------------------------------------------------
                              Name:   Frank McDonald
                              Title: Vice President
                              Date: December 30, 1996

                           SUNTRUST BANK, ATLANTA,
                           in its individual capacity, to the extent provided herein, and as Co-Trustee under the Trust Agreement

                           By: /s/ Bryan Echols
                              --------------------------------------------------
                               Name:   Bryan Echols
                               Title: Vice President
                               Date: December 30, 1996

                           By: /s/ Sandra Thompson
                              --------------------------------------------------
                               Name:   Sandra Thompson
                               Title: Vice President
                               Date: December 30, 1996

                           PHILIP MORRIS CAPITAL CORPORATION

                           By: /s/ Steven B. Seagrift
                              --------------------------------------------------
                               Name:   Steven B. Seagrift
                               Title: Vice President
                               Date: December 30, 1996

                           UTRECHT-AMERICA FINANCE CO.

                           By: /s/ J. W. den Baas
                              --------------------------------------------------
                               Name:   J. W. den Baas
                               Title: Vice President
                               Date: December 30, 1996

                           By: /s/ David I. Dietz
                              --------------------------------------------------
                               Name:   David I. Dietz
                               Title:  Assistant Treasurer
                               Date:   December 30, 1996

                           SCHEDULE TO EXHIBIT 10.32.1

                          PARTICIPATION AGREEMENT (P1)

      The following table indicates for each transaction the name of the corresponding Owner Participant:

      Agreement     Date                  Owner Participant
      ---------     ----                  -----------------
      P1            December 30, 1996     Philip Morris Capital Corporation

      P2            January 3, 1997       Philip Morris Capital Corporation

      F3            December 30, 1996     First Chicago Leasing Corporation

      F4            December 30, 1996     First Chicago Leasing Corporation

      N5            December 30, 1996     NationsBanc Leasing & R.E. Corporation

      N6            January 3, 1997       NationsBanc Leasing & R.E. Corporation

      Certain Exhibits and Schedules to the Participation Agreement (P1) are filed as separate exhibits to this Form 10-K. The other Exhibits and Schedules to the Participation Agreement (P1) are not filed herewith; however, the registrant hereby agrees that such Schedules and Exhibits will be provided to the Commission upon request.

                                                                      APPENDIX A
                                                                              to
                                                                   Participation
                                                                       Agreement
                                   Definitions

GENERAL PROVISIONS

      In this Appendix A and each Operative Document (as hereinafter defined), unless otherwise provided herein or therein:

            (a) the terms set forth in this Appendix A or in any such Operative Document shall have the meanings herein provided for and any term used in an Operative Document and not defined therein or in this Appendix A but in another Operative Document shall have the meaning herein or therein provided for in such other Operative Document;

            (b) any term defined in this Appendix A by reference to another document, instrument or agreement shall continue to have the meaning ascribed thereto whether or not such other document, instrument or agreement remains in effect;

            (c) words importing the singular include the plural and vice versa;

            (d) words importing a gender include any gender;

            (e) a reference to a part, clause, section, paragraph, article, party, annex, appendix, exhibit, schedule or other attachment to or in respect of an Operative Document is a reference to a part, clause, section, paragraph, or article of, or a party, annex, appendix, exhibit, schedule or other attachment to, such Operative Document unless, in any such case, otherwise expressly provided in any such Operative Document;

            (f) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws varying, consolidating or replacing the same from time to time, and a reference to a statute includes all regulations, policies, protocols, codes, proclamations and ordinances issued or otherwise applicable under that statute unless, in any such case, otherwise expressly provided in any such statute or in such Operative Document;

            (g) a definition of or reference to any document, instrument or agreement includes an amendment or supplement to, or restatement, replacement, modification or novation of, any such document, instrument or agreement unless otherwise specified in such definition or in the context in which such reference is used;

            (h) a reference to a particular section, paragraph or other part of a particular statute shall be deemed to be a reference to any other section, paragraph or other part substituted therefor from time to time;

            (i) if a capitalized term describes, or shall be defined by reference to, a document, instrument or agreement that has not as of any particular date been executed and delivered and such document, instrument or agreement is attached as an exhibit to the Participation Agreement (as hereinafter defined), such reference shall be deemed to be to such form and, following such execution and delivery and subject to paragraph (g) above, to the document, instrument or agreement as so executed and delivered;

            (j) a reference to any Person (as hereinafter defined) includes such Person's successors and permitted assigns;

            (k) any reference to "days" shall mean calendar days unless "Business Days" (as hereinafter defined) are expressly specified;

            (l) if the date as of which any right, option or election is exercisable, or the date upon which any amount is due and payable, is stated to be on a date or day that is not a Business Day, such right, option or election may be exercised, and such amount shall be deemed due and payable, on the next succeeding Business Day with the same effect as if the same was exercised or made on such date or day (without, in the case of any such payment, the payment or accrual of any interest or other late payment or charge, provided such payment is made on such next succeeding Business Day);

            (m) a reference to the satisfaction, release and/or discharge of the Loan Agreement and the Deed to Secure Debt (as hereinafter defined) or the encumbrance thereof (or words of similar import) shall, whether or not so expressly stated, be deemed to be a reference to the satisfaction, release and discharge in full and cancellation of the Loan Agreement and the Deed to Secure Debt in accordance with the express provisions thereof;

            (n) words such as "hereunder", "hereto", "hereof" and "herein" and other words of similar import shall, unless the context requires otherwise, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof; and

            (o) a reference to "including" means including without limiting the generality of any description preceding such term, and for purposes hereof and of each Operative Document the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

DEFINED TERMS

"Acceptable Substitute Credit Protection" means any U.S. dollar denominated (x) instruments or securities with term, interest rate and amount being at least equal to the amounts payable under the Payment Undertaking Agreement and issued by and carrying the full faith and credit or equivalent support of the government of the United States of America, The Netherlands, the United Kingdom, the Federal Republic of Germany or Japan or the World Bank, the Asian Development Bank, International Finance Corporation or such other institutions as are reasonably acceptable to the Owner Participant and, if the Lien of the Loan Agreement is in effect, the Lender, so long as at the time of substituting the Acceptable Substitute Credit Protection for the Payment Undertaking Agreement (i) there has not been a material adverse change in the financial condition of the issuer or of the Person providing the full faith and credit or equivalent support (the "Support Entity") of such Acceptable Substitute Credit Protection since the Closing Date (including, without limitation any downgrading or proposed downgrading of the credit rating of such issuer or of such Support Entity being placed under review); (ii) the nature and amount of such Acceptable Substitute Credit Protection is acceptable to the appropriate credit, investment and other approval committees or officers of, the Owner Participant and RMLC and, prior to the Release Date, the Lender, with respect to limitations on total credit exposure to such Acceptable Substitute Credit Protection issuer or Support Entity, or, if applicable, limitations on total credit exposure to the country in which such Support Entity is the government; (iii) there is no then generally applicable lending or other internal policy of, the Owner Participant and RMLC and, prior to the Release Date, the Lender, that would be inconsistent with its continued participation in this transaction with the Acceptable Substitute Credit Protection; (iv) it is not illegal for the parties to enter into such arrangements with such Acceptable Substitute Credit Protection; (v) there is no material litigation, dispute or arbitration proceeding between the Owner Participant, RMLC or, prior to the Release Date, the Lender and the issuer or Support Entity of such Acceptable Substitute Credit Protection which litigation is threatened, pending or in progress, and (vi) such Acceptable Substitute Credit Protection shall remain in full force and effect at all times until the Expiration Date and shall at all times have a marked to market value equal to at least 120% of the outstanding principal amount of the Loan Certificate and provide for the payment of an amount equal to the Basic Rent, Termination Value or Purchase Option Price in excess of the Equity Portion of Basic Rent, the Equity Portion of Termination Value and the Equity Portion of the Purchase Option Price, respectively (as Basic Rent and Termination Value may be adjusted from time to time pursuant to
Section 3.4 of the Facility Lease), (taking into account a requirement that such Acceptable Substitute Credit Protection be marked to market at least once annually, and at such other time as the Lender may reasonably request) or (y) one or more letters of credit, a debt payment undertaking agreement substantially similar to the Payment Undertaking Agreement or guaranteed investment contract issued by a bank or other financial institution the long term senior debt obligations (or long-term deposits) of which are rated at least Aa2 by Moody's or AA by S&P and, in the case of any letter of credit, in a stated amount equal to the principal of and interest expected to accrue over the next 12 months on the Loan Certificate, so long as at the time of substituting the Acceptable Substitute Credit Protection for the Payment Undertaking Agreement the conditions set forth in clauses (ii) through (vi) above shall have been met (provided that a letter of credit may have an earlier expiry date so long as suitable arrangements are agreed to respecting substitution of new letters of credit or cash therefor before such expiry date). Such Acceptable Substitute Credit Protection shall be accompanied by such certificates, opinions and other documents as the Lender and the Owner Participant may reasonably request to evidence the enforceability of such Acceptable Substitute Credit Protection.

"Accreted Par Value" as of any date of early termination of a Qualifying Equity Funding Agreement, shall mean the assumed value of such Qualifying Equity Funding Agreement, discounting all future payments due thereunder to such date of early termination at the implicit interest rate in such Qualifying Equity Funding Agreement.

"Actual Knowledge" shall mean, with respect to any Transaction Party, actual knowledge of, or receipt of written notice by, an officer of such a Transaction Party having responsibility for the administration of the Overall Transaction.

"Additional Loan Certificates" shall mean any Loan Certificates issued pursuant to Section 2.01 of the Loan Agreement.

"ADR class life" shall mean the class life of an asset determined pursuant to the class life asset depreciation system under Section 167 of the Code.

"Advisors to Oglethorpe" shall mean Smith Barney Inc. and Babcock & Brown Inc.

"Affiliate" of a particular Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such particular Person. For purposes of this definition, "control" when used with respect to any particular Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"After-Tax Basis", in the context of determining the amount of a payment to be made on such basis, shall mean the payment of an amount which, after reduction by the net increase in Taxes of the recipient of such payment and its Affiliates (or any consolidated or combined group of which it is a member) which net increase shall be calculated by taking into account any reduction in such Taxes resulting from any Tax benefits realized or (except in the case of the Lender) the present value of any reduction in such Taxes resulting from any Tax benefits to be realized by the recipient and its Affiliates (or any consolidated or combined group of which it is a member) as a result of such payment, shall be equal to the amount required to be paid. In calculating the amount payable by reason of this provision, all income taxes payable and tax benefits realized or to be realized shall be determined on the assumptions that (i) the recipient shall be subject to the applicable income taxes at the highest marginal tax rates then applicable to corporate taxpayers taxed on the same basis as the recipient that are in effect in the applicable jurisdictions at the time such amount is received or properly accrued, and (ii) all tax benefits are utilized at the highest marginal rates then applicable to corporate taxpayers taxed on the same basis as the recipient that are then in effect in the applicable jurisdictions.

"Agreement Collateral" shall have the meaning specified in Section 2(a) of the Payment Undertaking Pledge Agreement.

"AIG" shall mean AIG Matched Funding Corp., a corporation organized and existing under the laws of the State of Delaware.

"AIG Equity Funding Agreement" shall mean the Equity Funding Agreement (P1) dated the Closing Date between AIG and RMLC, in substantially the form of Exhibit N to the Participation Agreement.

"AIG Guaranty" shall mean the Guarantee (P1) dated as of December 30, 1996 by American International Group for the benefit of RMLC, the Co-Trustee, the Owner Trustee and the Owner Participant.

"AMBAC and "AMBAC Indemnity" shall mean AMBAC Indemnity Corporation, a Wisconsin-domiciled stock insurance corporation.

"AMBAC Assignment Agreement" shall mean the Agreement for Assignment on Default dated as of December 30, 1996 among Oglethorpe, RMLC, the Owner Participant, the Co-Trustee, the Owner Trustee and AMBAC.

"AMBAC Guaranty" shall mean the Guaranty Agreement (P1) dated as of December 30, 1996, between AMBAC and Oglethorpe.

"American International Group" shall mean American International Group, Inc., a corporation organized and existing under the laws of the State of Delaware.

"Applicable Law" shall mean, without limitation, all applicable laws, including, without limitation, all Environmental Laws, and treaties, judgments, decrees, injunctions, writs and orders of any court, arbitration board or Governmental Entity and rules, regulations, orders, ordinances, licenses and permits of any Governmental Entity.

"Applicable Rate" shall mean, in the case of the Lender, the Loan Rate, and in the case of the Owner Participant, the Prime Rate plus 2% per annum.

"Appraisal" shall mean the appraisal prepared by the Appraiser with respect to the Facility Lessor's Rocky Mountain Interest referred to in Section 4.14 of the Participation Agreement.

"Appraisal Procedure" shall mean a procedure for determining Fair Market Rental Value of the Ground Interest whereby the parties are unable to agree upon a Fair Market Rental Value of the Ground Interest within 30 days after commencement of the Appraisal Procedure, the Fair Market Rental Value of the Ground Interest shall be determined by appraisal. The parties will consult with the intent of selecting a mutually acceptable Independent Appraiser. If a mutually acceptable Independent Appraiser is selected, the Fair Market Rental Value of the Ground Interest shall be determined by such Independent Appraiser. If the parties are unable to agree upon a single Independent Appraiser within a 15-day period, the Owner Participant will retain an Independent Appraiser. Within 15 days after the Owner Participant's selection of an Independent Appraiser, the Ground Lessor shall select an Independent Appraiser. If the Ground Lessor fails to retain an Independent Appraiser within such period, the Fair Market Rental Value of the Ground Interest shall be determined by the Independent Appraiser retained by the Owner Participant. The Independent Appraiser selected by the Ground Lessor and the Independent Appraiser selected by the Owner Participant shall select a consensus Independent Appraiser within 10 days. If the Independent Appraisers cannot agree on a consensus Independent Appraiser within 10 days, the consensus Independent Appraiser shall be selected by the American Arbitration Association. If the parties are able to agree upon a single Independent Appraiser, or the two Independent Appraisers are able to agree upon a consensus Independent Appraiser, the single Independent Appraiser or the three Independent Appraisers, as the case may be, shall within 30 days make a determination of such Fair Market Rental Value of the Ground Interest. If there shall be a panel of three Independent Appraisers, the appraisal which differs most from the other two appraisals with respect to the Ground Interest shall be excluded and the remaining two appraisals shall be averaged and such average shall constitute Fair Market Rental Value of the Ground Interest. Fees and expenses relating to all such appraisals shall be payable by the Ground Lessor.

"Appraiser" shall mean Deloitte & Touche LLP Valuation Group.

"Assigned Rocky Mountain Interests" shall mean Oglethorpe's rights, obligations and liabilities under the Rocky Mountain Agreements attributable to the Undivided Interest and the Ground Interest, excluding, however, (i) the rights to independent dispatch pursuant to Section 7.02 of the Rocky Mountain Operating Agreement unless subsequently granted to the Head Lessee, (ii) Oglethorpe's appointment as "agent" pursuant to Section 4.01 of the Rocky Mountain Ownership Agreement, (iii) Oglethorpe's authorities and responsibilities as "agent" under
Section 4.02 of the Rocky Mountain Ownership Agreement, (iv) Oglethorpe's responsibilities as "agent" for the planning, design, licensing, acquisition, construction, completion, renewal, addition, replacement, modification and disposal of the Facility pursuant to the provisions of the Rocky Mountain Ownership Agreement, (v) Oglethorpe's appointment as "Operating Agent" pursuant to Article II of the Rocky Mountain Operating Agreement, (vi) Oglethorpe's authorities and responsibilities as "agent" under Article III of the Rocky Mountain Ownership Agreement and (vii) Oglethorpe's responsibilities as "agent" for the management, control, operation and maintenance of the Facility pursuant to the provisions of the Rocky Mountain Operating Agreement.

"Assignee" shall mean (i) in the case of the Rocky Mountain Agreements Assignment, the Co-Trustee as assignee thereunder, (ii) in the case of the Rocky Mountain Agreements Re-assignment, RMLC as assignee thereunder, (iii) in the case of the Rocky Mountain Agreements Second Re-assignment, Oglethorpe as assignee thereunder and (iv) in the case of the Facility Sublease Assignment Agreement, the Co-Trustee as assignee thereunder.

"Assignment Amount" shall have the meaning specified in paragraph (a) of Section
11.2 of the Head Lease.

"Assignor" shall mean (i) in the case of the Rocky Mountain Agreements Assignment, Oglethorpe as assignor thereunder, (ii) in the case of the Rocky Mountain Agreements Re-assignment, the Co-Trustee as assignor thereunder, (iii) in the case of the Rocky Mountain Agreements Second Re-assignment, RMLC as assignor thereunder and (iv) in the case of the Facility Sublease Assignment Agreement, RMLC as assignor thereunder.

"Auction Rate" shall mean the rate of interest determined pursuant to clause
(ii) of the definition of "Reset Interest Rate".

"Banker" shall mean an internationally recognized financial institution or investment banking firm selected by Owner Participant to locate a potential purchaser or purchasers of Loan Certificates as provided in Section 2.11 of the Loan Agreement.

"Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time, 11 U.S.C. ss.101 et seq.

"Bankruptcy Default" shall mean an event that is, or in the case of Section 16(k) of the Facility Lease with the passage of time would become, an Event of Default under Section 16(j) or 16(k) of the Facility Lease.

"Basic Ground Lease Term" shall have the meaning specified in Section 2.2 of the Ground Lease.

"Basic Ground Sublease Term" shall have the meaning specified in Section 2.2 of the Ground Sublease.

"Basic Ground Sub-sublease Term" shall have the meaning specified in Section 2.2 of the Ground Sub-sublease.

"Basic Rent" shall mean all rent payable by the Facility Lessee to the Facility Lessor pursuant to Section 3.2 of the Facility Lease, as the same may be adjusted from time to time pursuant to Section 3.4 of the Facility Lease.

"Basic Term" shall have the meaning specified in Section 3.1 of the Facility Lease.

"Beneficial Interest" shall mean the interest of the Owner Participant in the Owner Trust.

"Breakage Costs" means any loss incurred by the Lender in obtaining, liquidating, or employing deposits not exceeding 6 months in original maturity from third parties (but excluding any loss of margin for the period after any such event) for purposes of funding its loan to the Trustees; provided that the Lender shall have delivered to the Trustees and the Facility Lessee a certificate as to the amount of such loss or expense (and setting forth its calculation thereof in reasonable detail), which certificate shall be conclusive in the absence of manifest error.

"Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in (i) Atlanta, Georgia, (ii) Hartford, Connecticut, or (iii) New York, New York.

"Claim" shall mean any liability (including, without limitation, in respect of negligence (whether passive or active or other torts), strict or absolute liability in tort or otherwise, warranty, latent or other defects (regardless of whether or not discoverable), statutory liability, property damage, bodily injury or death), obligation, loss, settlement, damage, penalty, claim, action, suit, proceeding (whether civil or criminal), judgment, penalty, fine and other legal or administrative sanction, judicial or administrative proceeding, cost, expense or disbursement, including reasonable legal, investigation and expert fees, expenses and reasonable related charges, of whatsoever kind and nature.

"Closing" shall have the meaning specified in Section 2.2(a) of the Participation Agreement.

"Closing Date" shall mean the Scheduled Closing Date or such later date on which the Closing shall occur.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

"Collateral" shall have the meaning specified in the Loan Agreement.

"Commitment", with respect to the Owner Participant, shall mean the Owner Participant's Commitment and with respect to the Lender, shall mean the Loan Commitment.

"Component" shall mean any appliance, part, instrument, appurtenance, accessory, furnishing, equipment or other property of whatever nature that may from time to time be incorporated in the Facility, except to the extent constituting Modifications.

"Co-Owners" shall mean Oglethorpe and Georgia Power, their successors or permitted assigns, as tenants-in-common of the Facility and the Rocky Mountain Site.

"Co-Trustee" shall mean SunTrust Bank, Atlanta, a state banking corporation organized under the laws of the State of Georgia, not in its individual capacity except as expressly provided in the relevant Operative Document to which it is a party, but solely as Co-Trustee under the Trust

Agreement, and each other Person which may from time to time be acting as the Co-Trustee in accordance with the provisions of the Trust Agreement.

"Covered Obligations" shall have the meaning set forth in the Qualifying Surety Bonds issued by AMBAC on the Closing Date.

"Deed to Secure Debt" shall mean the Deed to Secure Debt (P1), dated as of December 30, 1996, between the Co-Trustee, as Grantor, and the Lender, as Secured Party, in substantially the form of Exhibit K2 to the Participation Agreement.

"Default" shall mean an event that with the passage of time or giving of notice or both would constitute an Event of Default.

"Demand for Payment" shall have the meaning specified in paragraph 1 of the Qualifying Surety Bonds issued by AMBAC on the Closing Date.

"Dollars" or the sign "$" shall mean United States dollars or other lawful currency of the United States.

"Enforcement Notice" shall have the meaning specified in Section 4.4 of the Loan Agreement.

"Engineer" shall mean Black & Veatch.

"Engineering Report" shall mean the report of the Engineer required by Section
4.12 of the Participation Agreement.

"Environmental Consultant" shall mean Dames & Moore.

"Environmental Laws" shall mean any federal, state or local laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, directives, permits, licenses, approvals, codes and regulations relating to the environment, human health, natural resources or toxic, explosive, corrosive, flammable, infectious, radioactive or Hazardous Substances, as each may from time to time be amended, supplemented or supplanted.

"Equity Exposure Amount" for any Termination Date shall mean the amount set forth opposite such Termination Date on Schedule 3 to the Participation Agreement, as adjusted from time to time.

"Equity Funding Collateral" shall mean "AIG Collateral" as defined in Article 1 of the AIG Equity Funding Agreement.

"Equity Funding Pledge Agreement" shall mean the Equity Funding Pledge Agreement
(P1), dated as of December 30, 1996, between RMLC, as pledgor, and the Trustees, as pledgees, in substantially the form of Exhibit O to the Participation Agreement.

"Equity Investment" shall mean the Owner Participant's investment in the Owner Trust contemplated by Section 2.1 of the Participation Agreement.

"Equity Portion of Basic Rent" shall mean for any Rent Payment Date the difference between (i) Basic Rent scheduled to be paid under the Facility Lease on such Rent Payment Date and (ii) the principal and interest scheduled to be paid on the Loan Certificate on such Rent Payment Date.

"Equity Portion of Purchase Option Price" shall mean (i) the excess of the initial installment of the Purchase Option Price set forth in clause (a)(i) of the third sentence of Section 15.1 of each of the Facility Lease and, without duplication, the Facility Sublease over the scheduled (in accordance with the payment terms of the Loan Certificate) outstanding principal balance of the Loan Certificate on the Termination Date plus scheduled accrued interest thereon after giving effect to any Basic Rent due on such date and (ii) the additional amounts of the Purchase Option Price set forth in clause (b) of the third sentence of Section 15.1 of each of the Facility Lease and, without duplication, the Facility Sublease.

"Equity Portion of Termination Value" in respect of any determination of Termination Value or amount determined by reference to Termination Value payable pursuant to the Operative Documents shall mean an amount equal to the excess, if any, of (i) the Termination Value set forth opposite the Termination Date corresponding to such date of determination on Schedule 2 of the Facility Lease and, without duplication, Schedule 1 of the Head Lease and Schedule 2 of the Facility Sublease and, if such date of determination is a Rent Payment Date, Basic Rent due on that date (to the extent payable in arrears) over (ii) the balance, including scheduled (in accordance with the payment terms of the Loan Certificate) accrued interest, on the Loan Certificate scheduled (in accordance with the payment terms of the Loan Certificate) to be outstanding on such date of determination.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

"Event of Default" shall have the meaning specified in Section 16 of the Facility Lease.

"Event of Loss" shall mean any of the following events:

      (i) the loss of the Facility or use thereof due to destruction or damage to the Facility that renders repair uneconomic or that renders the Facility permanently unfit for normal use or which does not satisfy the preconditions for repair of the Facility set forth below; or

      (ii) any damage to the Facility that results in an insurance settlement with respect to the Facility on the basis of a total loss or an agreed constructive or a compromised total loss; or

      (iii) the seizure, expropriation, condemnation or requisition of the use of, or title to, the Undivided Interest or the Rocky Mountain Site by any Governmental Entity that shall have resulted in (a) the loss by Oglethorpe of title to its interest in the Facility or the Rocky Mountain Site, the loss by the Co-Trustee of its interest in the Undivided Interest under the Head Lease or the Ground Interest under the Ground Lease, the loss by the Facility Lessee of its interest in the Undivided Interest or the Ground Interest under the Facility Lease or the Ground Sublease or the loss by the Facility Sublessee of its interest in the Undivided Interest or the Ground Interest under the Facility Sublease or the Ground Sub-sublease, or (b) the loss by the Facility Sublessee of possession of, but not of title to, the Undivided Interest or the Ground Interest if such loss of possession shall be for an indefinite period or, unless the Facility Lessee shall have exercised the Purchase Option, if such loss of possession shall be for a stated period which shall be continuing on a date 18 months or less prior to the end of the Basic Term, or the scheduled expiration date of the Renewal Term, as the case may be, following all efforts to contest any such loss of title to, or the use of the Undivided Interest or the Ground Interest, in each case unless the existence of an Event of Loss resulting from such seizure, expropriation, condemnation or requisition of use or title is waived by the Facility Lessor; or

      (iv) if elected in writing by the Owner Participant, and only in circumstances where the termination of the Head Lease or the Facility Lease shall remove the basis of the regulation described below, subjection of the Owner Participant or either Trustee to any public utility regulation of any Governmental Entity or law which in the reasonable opinion of the Owner Participant is burdensome, or the subjection of the Owner Participant's or either Trustee's interest in the Head Lease or the Facility Lease to any rate of return regulation by any Governmental Entity, in either case by reason of the participation of either Trustee or the Owner Participant in the transactions contemplated by the Operative Documents and not, in any event, as a result of (a) investments, loans or other business activities of the Owner Participant or its Affiliates in respect of equipment or facilities similar in nature to the Facility or any part thereof or in any other electrical, steam, cogeneration or other energy or utility related equipment or facilities or the general business or other activities of the Owner Participant or its Affiliates or the nature of any of the properties or assets from time to time owned, leased, operated, managed or otherwise used or made available for use by the Owner Participant or its Affiliates or (b) a failure of the Owner Participant to perform routine, administrative or ministerial actions the performance of which would not subject the Owner Participant to any adverse consequence (as determined by the Owner Participant, in its sole discretion acting in good faith); or

      (v)   unless the Facility Lessee shall have exercised the Purchase Option,
            (a) loss of the FERC License for a period of six months or such longer period as is reasonably required to employ all efforts to contest such loss (provided no such contest shall subject the Owner Trustee or the Owner Participant to criminal liability and such contest does not extend the period during which the Facility is without a FERC license beyond the earlier of two years or the date which is 18 months prior to the end of the Basic Term) and so long as such loss does not interfere with the continued operation of the Facility by the Facility Sublessee, (b) notification by a Governmental Entity that it intends to take over the Facility at the expiration of the term of the FERC License if such notification has not been withdrawn on or prior to the date which is 90 days before the end of the Basic Term or (c) on the 90th day prior to the Expiration Date it is not reasonable to expect that the Co-Trustee will be able to renew the FERC License for a term of not less than 17 years on terms and conditions not materially more burdensome than the terms and conditions of the current FERC License.

The date of occurrence of an Event of Loss described in clauses (i) or (ii) above shall be the date of the Facility Lessee's notice to the Facility Lessor, the Owner Participant and the Lender pursuant to Section 10.1 of the Facility Lease that it does not elect to repair the Facility pursuant to Section 10.3 of the Facility Lease but to pay Termination Value and terminate the Facility Lease pursuant to Section 10.2 thereof, or the date an Event of Loss is deemed to occur pursuant to the last sentence of Section 10.1 of the Facility Lease. The date of occurrence of an Event of

Loss described in clause (iii) above shall be the date of the loss of title or leasehold interest by Oglethorpe, the Co-Trustee, the Owner Trustee, the Facility Lessee or the Facility Sublessee, or, in the case of a loss of possession or use by the Facility Sublessee but not of title, following all efforts to contest such loss, the date of loss of possession in the case of a loss of possession for an indefinite period or for a stated period which shall continue beyond the date which is 18 months prior to the end of the Basic Term, or the scheduled expiration date of the Renewal Term, as the case may be. The date of occurrence of an Event of Loss described in clause (iv) shall be the date of imposition of such regulation. The date of occurrence of an Event of Loss described in clause (v) shall be the date referred to in such clause (v).

"Excepted Payments" shall mean and include (i)(A) any indemnity (whether or not constituting Supplemental Rent or Sublease Supplemental Rent and whether or not an Event of Default exists) payable to either Trust Company, either Trustee or the Owner Participant or to their respective Indemnities or RMLC Indemnities and successors and permitted assigns (other than the Lender) pursuant to Section 2.3, 11.1, 11.2, 12.1 or 12.2 of the Participation Agreement, Section 7.01 of the Trust Agreement, and any payments under the Tax Indemnity Agreement or (B) any amount payable by the Facility Lessee or the Facility Sublessee to either Trustee or the Owner Participant to reimburse any such Person for its costs and expenses in exercising its rights under the Operative Documents, (ii)(A) insurance proceeds, if any, payable to either Trustee or the Owner Participant under insurance separately maintained by either Trustee or the Owner Participant with respect to the Facility as permitted by Section 11 of the Facility Lease or
(B) proceeds of personal injury or property damage liability insurance maintained under any Operative Document for the benefit of either Trustee or the Owner Participant, (iii) any amount payable to the Owner Participant as the purchase price of the Owner Participant's right and interest in the Beneficial Interest, (iv) the Equity Portion of Termination Value payable (a) by the Facility Lessee under the Facility Lease to the extent of amounts payable under the Qualifying Equity Funding Agreement or (b) by the Head Lessor and the Facility Lessee under the Head Lease and the Facility Sublease to the extent of amounts payable under the Surety Bonds and any Qualifying Additional Security, the Equity Portion of the Purchase Option Price to the extent of amounts payable under the Qualifying Equity Funding Agreement and the Equity Portion of Basic Rent to the extent of amounts payable under the Equity Funding Agreement, (v) any payments or distributions to either Trustee or the Owner Participant attributable to any Qualifying Equity Funding Agreement, Qualifying Additional Security, a Qualifying Surety Bond or any Qualifying Letter of Credit (whether any of the foregoing arrangements continue to be "qualifying" under the definitions herein or not), and such Agreements, Qualifying Additional Security, Qualifying Surety Bonds, or Letters of Credit,
(vi) any amounts payable to the Owner Participant upon exercise by it of the Special Equity Facility Lease Remedy pursuant to Section 16.1 of the Participation Agreement or the Special Equity Head Lease Remedy pursuant to
Section 16.2 of the Participation Agreement and (vii) any payments in respect of interest, or any payments made on an After-Tax Basis, to the extent attributable to payments referred to in clause (i) through (viii) above that constitute Excepted Payments.

"Excepted Rights" shall have the meaning specified in Section 5.05 of the Loan Agreement.

"Excess Amount" shall have the meaning specified in Section 18.2 of the Participation Agreement.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Excluded Property" shall mean Excepted Payments and Excepted Rights, collectively.

"Excluded Taxes" shall have the meaning specified in Section 11.2(b) of the Participation Agreement.

"Expiration Date" shall mean January 1, 2027.

"Facility" shall mean the Rocky Mountain Pumped Storage Hydroelectric Project, consisting of among other things:

      (i) the three units of the Rocky Mountain Pumped Storage Hydroelectric Project, including the pump-turbines, motorgenerators, spherical valves, the associated auxiliaries and equipment and the step-up substation, and

      (ii) the facilities used in common by Rocky Mountain Unit No. 1, Rocky Mountain Unit No. 2 and Rocky Mountain Unit No. 3, or any combination thereof.

The Facility is more particularly described on Exhibit A to the Head Lease, Exhibit A to the Facility Lease and Exhibit A to the Facility Sublease. The Facility does not include the Rocky Mountain Site. Oglethorpe owns a 74.61% undivided interest in the Facility as a tenant in common with Georgia Power, which owns a 25.39% interest in the Facility as a tenant-in-common.

"Facility Lease" shall mean, collectively, the Facility Lease Agreement (P1), dated as of December 30, 1996, between the Facility Lessor and the Facility Lessee, in substantially the form of Exhibit E to the Participation Agreement and the Short Form of Facility Lease Agreement in respect thereof.

"Facility Lease Term" shall mean the Basic Term and the Renewal Term, if any, under the Facility Lease.

"Facility Lessee" shall mean RMLC as lessee of the Undivided Interest under the Facility Lease.

"Facility Lessee's Rocky Mountain Interest" shall mean RMLC's right, title and interest in, to and under, (i) the Undivided Interest under the Facility Lease,
(ii) the Ground Interest under the Ground Sublease and (iii) the Assigned Rocky Mountain Interests under the Rocky Mountain Agreements Re-assignment.

"Facility Lessor" shall mean the Co-Trustee as lessor of the Undivided Interest under the Facility Lease.

"Facility Lessor's Lien" shall mean any Lien on the Trust Estate or any part thereof arising as a result of (i) Taxes against or affecting a Trust Company or a Trustee, or any Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby,
(ii) Claims against or any act or omission of a Trust Company or a Trustee, or Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of such Trust Company or a Trustee specified therein, (iii) Taxes imposed upon the Trust Company or either Trustee, or any Affiliate thereof that are not indemnified against by RMLC or Oglethorpe pursuant to any Operative Document or (iv) Claims against or affecting a Trust Company or a Trustee, or any Affiliate thereof arising out of the voluntary or involuntary transfer by such Trust Company or such Trustee of any portion of the interest of such Trust Company or such Trustee in the Facility Lessor's Rocky Mountain Interest, other than pursuant to the Operative Documents.

"Facility Lessor's Percentage" shall mean 31.484962406%.

"Facility Lessor's Rocky Mountain Interest" shall mean the Co-Trustee's right, title and interest in, to and under the (i) Undivided Interest under the Head Lease, (ii) the Ground Interest under the Ground Lease and (iii) the Assigned Rocky Mountain Interests under the Rocky Mountain Agreements Assignment.

"Facility Operator" shall mean Oglethorpe or any successor operating agent appointed pursuant to Section 2.01 of the Rocky Mountain Operating Agreement.

"Facility Sublease" shall mean, collectively, the Facility Sublease Agreement
(P1), dated as of December 30, 1996, between the Facility Sublessor and the Facility Sublessee in substantially the form of Exhibit H to the Participation Agreement, and the Short Form of Facility Sublease Agreement in respect thereof.

"Facility Sublease Assignment Agreement" shall mean the Deed to Secure Debt, Assignment of Surety Bond and Security Agreement (P1) dated as of December 30, 1996, between RMLC, as grantor, and the Co-Trustee, as secured party, in substantially the form of Exhibit P to the Participation Agreement.

"Facility Sublease Term" shall mean the Sublease Basic Term and the Sublease Renewal Term, if any.

"Facility Sublessee" shall mean Oglethorpe as lessee of the Undivided Interest under the Facility Sublease.

"Facility Sublessee's Rocky Mountain Interest" shall mean Oglethorpe's right, title and interest in, to and under, (i) the Undivided Interest under the Facility Sublease, (ii) the Ground Interest under the Ground Sub-sublease and
(iii) the Assigned Rocky Mountain Interests under the Rocky Mountain Agreements Second Re-assignment.

"Facility Sublessor" shall mean RMLC, as lessor of the Undivided Interest under the Facility Sublease.

"Facility Sublessor's Lien" shall mean any Lien on the Facility Sublessor's Rocky Mountain Interest or any part thereof arising as a result of (i) Taxes or Claims against or affecting the Facility Sublessor that are not related to, or that are in violation of, any Operative Document or the transactions contemplated thereby, (ii) Claims against or any act or omission of the Facility Sublessor that is not related to, or that is in violation of, any Transaction Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Facility Sublessor set forth therein or (iii) Taxes against the Facility Sublessor that are not indemnified against by either Trustee, the Owner Participant, either Trust Company or Oglethorpe pursuant to the Operative Documents.

"Facility Sublessor's Percentage" shall mean 31.484962406%.

"Facility Sublessor's Rocky Mountain Interest" shall mean RMLC's right, title and interest in, to and under, (i) the Undivided Interest under the Facility Lease, (ii) the Ground Interest under the Ground Sublease and (iii) the Assigned Rocky Mountain Interests under the Rocky Mountain Agreements Re-assignment.

"Fair Market Rental Value" of the Ground Interest shall mean the rental value that would be obtained in an arms-length transaction between an informed and willing lessee under no compulsion to lease and an informed and willing lessor under no compulsion to lease.

"Fair Market Sales Value of the Facility Lessor's Rocky Mountain Interest" shall mean the cash price obtainable for the Facility Lessor's Rocky Mountain Interest in an arm's length sale between an informed and willing purchaser under no compulsion to purchase and an informed and willing seller under no compulsion to sell, without regard to the rights of Georgia Power set forth in Section 5.1 of the Georgia Power Consent, assuming that (i) the conditions contained in Sections 7 and 8 of the Facility Lease shall have been complied with in all respects and (ii) the Facility Lessor's Rocky Mountain Interest is free and clear of all Liens (other than Facility Lessor's Liens and Owner Participant's Liens) (except for purposes of Section 17 of the Facility Lease, as to which the Facility Lessor's Rocky Mountain Interest, shall be valued on an "as-is", "where-is" and "with all faults" basis and shall take into account all Liens (other than Facility Lessor's Liens or Owner Participant's Liens)). If the Fair Market Sales Value of the Facility Lessor's Rocky Mountain Interest is to be determined during the continuance of an Event of Default or in connection with the exercise of remedies by the Facility Lessor pursuant to Section 17 of the Facility Lease, such value shall be determined by an appraiser appointed solely by the Facility Lessor; provided, however, in any such case where the Facility Lessor shall be unable to obtain constructive possession sufficient to realize the economic benefit of the Facility Lessor's Rocky Mountain Interest, Fair Market Sales Value of the Facility Lessor's Rocky Mountain Interest shall be deemed equal to $0. If in any case other than in the preceding sentence the parties are unable to agree upon a Fair Market Sales Value of the Facility Lessor's Rocky Mountain Interest within 30 days after a request therefor has been made, the Fair Market Sales Value of the Facility Lessor's Rocky Mountain Interest shall be determined by appraisal. The

Owner Participant and RMLC will consult with the intent of selecting a mutually acceptable Independent Appraiser. If a mutually acceptable Independent Appraiser is selected, the Fair Market Sales Value of the Facility Lessor's Rocky Mountain Interest shall be determined by such Independent Appraiser. If RMLC and the Owner Participant are unable to agree upon a single Independent Appraiser within such 15-day period, the Owner Participant will retain an Independent Appraiser. Within 15 days after the Owner Participant's selection of an Independent Appraiser, RMLC shall select an Independent Appraiser. If RMLC fails to retain an Independent Appraiser within such period, the Fair Market Sales Value of the Facility Lessor's Rocky Mountain Interest shall be determined by the Independent Appraiser retained by the Owner Participant. The Independent Appraiser selected by RMLC and the Independent Appraiser selected by the Owner Participant shall select a consensus Independent Appraiser within 10 days. If the Independent Appraisers cannot agree on a consensus Independent Appraiser within 10 days, the consensus Independent Appraiser shall be selected by the American Arbitration Association. If the parties are able to agree upon a single Independent Appraiser or the two Independent Appraisers are able to agree upon a consensus Independent Appraiser, the single Independent Appraiser or the three Independent Appraisers, as the case may be, shall within 30 days make a determination of such Fair Market Sales Value of the Facility Lessor's Rocky Mountain Interest. If there shall be a panel of three Independent Appraisers, the appraisal which differs most from the other two appraisals with respect to the Facility Lessor's Rocky Mountain Interest, shall be excluded and the remaining two appraisals shall be averaged and such average shall constitute Fair Market Sales Value of the Facility Lessor's Rocky Mountain Interest. Fees and expenses relating to all such appraisals shall be payable by RMLC.

"Fair Market Sales Value of the Facility Sublessor's Rocky Mountain Interest" shall mean the cash price obtainable for the Facility Sublessor's Rocky Mountain Interest, in an arm's length sale between an informed and willing purchaser under no compulsion to purchase and an informed and willing seller under no compulsion to sell, without regard to the rights of Georgia Power set forth in
Section 5.1 of the Georgia Power Consent, assuming that (i) the conditions contained in Section 7 and 8 of the Facility Sublease shall have been complied with in all respects and (ii) the Facility Sublessor's Rocky Mountain Interest is free and clear of all Liens (other than Facility

Sublessor's Liens) (except for purposes of Section 17 of the Facility Sublease, as to which the Facility Sublessor's Rocky Mountain Interest, shall be valued on an "as-is", "where-is" and "with all faults" basis and shall take into account all Liens (other than Facility Sublessor's Liens)). If the Fair Market Sales Value of the Facility Sublessor's Rocky Mountain Interest is to be determined during the continuance of a Sublease Event of Default or in connection with the exercise of remedies by the Facility Sublessor pursuant to Section 17 of the Facility Sublease, such value shall be determined by an appraiser appointed solely by the Facility Sublessor; provided, however, in any such case where the Facility Sublessor shall be unable to obtain constructive possession sufficient to realize the economic benefit of the Facility Sublessor's Rocky Mountain Interest, Fair Market Sales Value of the Facility Sublessor's Rocky Mountain Interest shall be deemed equal to $0. If, in any case other than in the preceding sentence, the parties are unable to agree upon a Fair Market Sales Value of the Facility Sublessor's Rocky Mountain Interest within 30 days after a request therefor has been made, the Fair Market Sales Value of the Facility Sublessor's Rocky Mountain Interest shall be determined by appraisal. RMLC and Oglethorpe will consult with the intent of selecting a mutually acceptable an Independent Appraiser. If a mutually acceptable Independent Appraiser is selected, the Fair Market Sales Value of the Facility Sublessor's Rocky Mountain Interest shall be determined by such Independent Appraiser. If Oglethorpe and RMLC are unable to agree upon a single Independent Appraiser within such 15- day period, RMLC will retain an Independent Appraiser. Within 15 days after RMLC's selection of an Independent Appraiser, Oglethorpe shall select an Independent Appraiser. If Oglethorpe fails to retain an Independent Appraiser within such period, the Fair Market Sales Value of the Facility Sublessor's Rocky Mountain Interest shall be determined by the Independent Appraiser retained by RMLC. The Independent Appraiser selected by Oglethorpe and the Independent Appraiser selected by RMLC shall select a consensus Independent Appraiser within 10 days. If the Independent Appraisers cannot agree on a consensus Independent Appraiser within 10 days, the consensus Independent Appraiser shall be selected by the American Arbitration Association. If the parties are able to agree upon a single Independent Appraiser, the single Independent Appraiser or the three Independent Appraisers, as the case may be, shall within 30 days make a determination of such Fair Market Sales Value of the Facility Sublessor's Rocky Mountain Interest. If there shall be a panel of three Independent Appraisers, the appraisal which differs most from the other two appraisals with respect to the Facility Sublessor's Rocky Mountain Interest, shall be excluded and the remaining two appraisals shall be averaged and such average shall constitute Fair Market Sales Value of the Facility Sublessor's Rocky Mountain Interest. Fees and expenses relating to all appraisals shall be payable by Oglethorpe.

"Federal Power Act" shall mean the Federal Power Act, as amended.

"FERC" shall mean the Federal Energy Regulatory Commission of the United States or any successor agency thereto.

"FERC License" shall mean the license issued by Order, dated January 21, 1977, to Georgia Power by FERC for the Rocky Mountain Project No. 2725; as amended by Order issued January 28, 1988 to add Oglethorpe as a co-licensee; as further modified by Order issued November 2, 1988, to reflect the inclusion of Piedmont-Forrest Corporation as an interim transferee and transfer of the Project License; and as further amended by the FERC Order.

"FERC Order" shall mean the order issued by the FERC on December 24, 1996, in Project No. 2725-047, approving the partial transfer of the FERC License to include the Co-Trustee, the Owner Trustee and RMLC as co-licensees.

"FERC Waiver Order" shall mean the Order issued by the FERC on December 27, 1996 in Docket No. EL 97-13-0000, disclaiming jurisdiction under Section 201(b) of the Federal Power Act over the Owner Trustees, Owner Participant and the Lender.

"Final Lender Payment Date" means the date on which the principal of and interest on the Loan Certificate is paid in full, all amounts payable to the Lender under all other Operative Documents have been paid in full and the Liens of the Loan Agreement and the Deed to Secure Debt have terminated in accordance with their terms.

"Fitch" shall mean Fitch Investors Service, L.P., and any successor thereto.

"Form U-7D" shall mean the certificate to be filed pursuant to Rule 7(d) of the Holding Company Act for the purpose of exempting the Owner Participant and the Trustees from registration under the Holding Company Act.

"Full Termination Amount" shall have the meaning specified in Section 1.01 of the Payment Undertaking Agreement.

"Full Termination Date" shall have the meaning specified in Section 1.01 of the Payment Undertaking Agreement.

"GAAP" shall mean generally accepted accounting principles.

"Georgia Commission Order" shall mean that order issued on December 11, 1996 by the Georgia Public Service Commission in Docket No. 6819-U.

"Georgia Power" shall mean Georgia Power Company, a corporation organized under the laws of the State of Georgia and any successor thereto.

"Georgia Power Consent" shall mean the Consent No. 1 dated as of December 30, 1996, among Georgia Power, Oglethorpe, the Co-Trustee, the Owner Trustee and RMLC.

"Georgia Trust Company" shall mean SunTrust Bank, Atlanta, in its individual capacity.

"Governmental Entity" shall mean and include any national government, any political subdivision of a national government or of any state, country or local jurisdiction therein or any board, commission, department, division, organ, instrumentality, court or agency of any thereof.

"Grantor" shall mean the Co-Trustee, as grantor under the Deed to Secure Debt, together with its successors and permitted assigns.

"Ground Interest" shall mean an undivided interest equal to the Facility Lessor's Percentage in the Rocky Mountain Site, including the right as tenant-in-common with Georgia Power and the Other Facility Lessors and sublessees of undivided interests in the Rocky Mountain Site under the Other Rocky Mountain Lease Transactions to nonexclusive possession of the Rocky Mountain Site, subject to the terms and conditions of the Rocky Mountain Agreements.

"Ground Lease" shall mean the Ground Lease Agreement (P1), dated as of December 30, 1996, between the Ground Lessor and the Ground Lessee, in substantially the form of Exhibit C to the Participation Agreement.

"Ground Lease Basic Term" shall have the meaning specified in Section 2.2 of the Ground Lease.

"Ground Lease Renewal Term" shall have the meaning specified in Section 2.3 of the Ground Lease.

"Ground Lease Term" shall mean the Basic Ground Lease Term and any Renewal Ground Lease Term or Terms elected by the Ground Lessee pursuant to Section 2.3 of the Ground Lease.

"Ground Lessee" shall mean the Co-Trustee as lessee of the Ground Interest under the Ground Lease.

"Ground Lessor" shall mean Oglethorpe as lessor of the Ground Interest under the Ground Lease.

"Ground Lessor's Release Rights" shall have the meaning specified in Section 4.2 of the Ground Lease.

"Ground Sublease" shall mean the Ground Sublease Agreement (P1), dated as of December 30, 1996, between the Ground Sublessor and the Ground Sublessee, in substantially the form of Exhibit F to the Participation Agreement.

"Ground Sublease Term" shall mean the Basic Ground Sublease Term and the Renewal Ground Sublease Term or Terms, if any.

"Ground Sublessee" shall mean RMLC as sublessee of the Ground Interest under the Ground Sublease.

"Ground Sublessor" shall mean the Co-Trustee as sublessor of the Ground Interest under the Ground Sublease.

"Ground Sub-sublease" shall mean the Ground Sub-sublease Agreement (P1), dated as of December 30, 1996, between the Ground Sub-sublessee and the Ground Sub-sublessor, in substantially the form of Exhibit I to the Participation Agreement.

"Ground Sub-sublease Term" shall mean the Basic Ground Sub-sublease Term and the Renewal Ground Sub-sublease Term or Terms, if any.

"Ground Sub-sublessee" shall mean Oglethorpe, as sub-sublessee of the Ground Interest under the Ground Sub-sublease.

"Ground Sub-sublessor" shall mean RMLC, as sub-sublessor of the Ground Interest under the Ground Sub-sublease.

"Guarantor" shall mean any Person which shall guaranty the obligations of a Transferee under the Operative Documents in accordance with Section 5.1 of the Participation Agreement.

"Guaranty" shall mean any guaranty of the obligations of a Transferee executed pursuant to Section 5.1 of, and in substantially the form of Exhibit U to the Participation Agreement.

"Hazardous Substance" shall mean any substance that is toxic, explosive, corrosive, flammable, infectious or radioactive, or defined as a "hazardous substance," "hazardous waste," "toxic substance," "pollutant," "contaminant" or the like under any Environmental Law, including petroleum, asbestos, petroleum derivatives, crude oil or any fraction thereof.

"Head Lease" shall mean the Rocky Mountain Head Lease Agreement (P1), dated as of December 30, 1996, between the Head Lessee and the Head Lessor, in substantially the form of Exhibit B to the Participation Agreement.

"Head Lease Basic Term" shall have the meaning specified in Section 3.1 of the Head Lease.

"Head Lease Renewal Term" shall have the meaning specified in Section 3.2 of the Head Lease.

"Head Lease Rent" shall have the meaning specified in Section 3.3 of the Head Lease.

"Head Lease Term" shall have the meaning specified in Section 3.2 of the Head Lease.

"Head Lessee" shall mean the Co-Trustee as lessee of the Undivided Interest under the Head Lease.

"Head Lessor" shall mean Oglethorpe as lessor of the Undivided Interest under the Head Lease.

"Head Lessor Default" shall mean an event that with the passage of time or giving of notice or both would constitute a Head Lessor Event of Default.

"Head Lessor Event of Default" shall have the meaning specified in Section 11.1 of the Head Lease.

"Holding Company Act" shall mean the Public Utility Holding Company Act of 1935, as amended.

"Increased Costs" shall have the meaning specified in the Loan Agreement.

"Indemnitee" shall have the meaning specified in Section 11.1(a) of the Participation Agreement.

"Independent Appraiser" shall mean a Person independent of the Owner Participant and Oglethorpe having experience in the business of evaluating facilities similar to the Facility.

"Independent Engineer" shall mean an independent engineer selected by the Owner Participant and, so long as no Event of Default shall have occurred and be continuing, reasonably acceptable to RMLC.

"Intercreditor Agreement" shall mean the OPC Intercreditor and Security Agreement No. 1, dated as of December 30, 1996, among the RUS, Oglethorpe, the Trustees, the Lender and AMBAC.

"Intermediary" shall have the meaning specified in Section 3.4(c) of the Facility Lease.

"IRS" shall mean the Internal Revenue Service of the United States Department of Treasury or any successor agency.

"Lender" shall mean Utrecht-America or any subsequent holder of the Loan Certificate.

"Lender's Account" shall mean the account (No. 802-6002-533) maintained by the Lender with Cooperatieve Centrale Raiffeisen - Boerenleenbank B.A., New York Branch or such other account of the Lender in New York, New York, as the Lender may from time to time specify in a notice to the other parties to the Participation Agreement.

"Lien" shall mean any mortgage, security deed, security title, pledge, lien, charge, encumbrance, lease, security interest or title retention arrangement.

"Liquidity Amount" shall have the meaning specified in Section 8.8 of the Participation Agreement.

"Loan" shall mean the loan evidenced by the Loan Certificate.

"Loan Agreement" shall mean the Loan and Security Agreement (P1) dated as of December 30, 1996, among the Owner Trustee, the Co-Trustee and the Lender.

"Loan Bankruptcy Default" shall mean an event that is, or with the passage of time would become, a Loan Event of Default under Section 4.01(e) or (f) of the Loan Agreement.

"Loan Certificate" shall mean the Loan Certificate, dated the Closing Date, in substantially the form of Exhibit A to the Loan Agreement, in an initial principal amount equal to the Loan Commitment, issued by the Trustees to the Lender pursuant to Section 2.01 of the Loan Agreement.

"Loan Certificate Register" shall have the meaning specified in Section 2.07 of the Loan Agreement.

"Loan Commitment" shall mean $268,000,000.00.

"Loan Default" shall mean any event or occurrence which, with the passage of time or the giving of notice or both, would become a Loan Event of Default.

"Loan Event of Default" shall have the meaning specified in Section 4.2 of the Loan Agreement.

"Loan Extension" shall mean that on the last day of the Basic Term either (a) the Lender shall agree to retain the Loan Certificates in accordance with
Section 2.11(c) of the Loan Agreement or (b) a third party lender (x) shall purchase the Loan Certificates in accordance with Section 2.11(e) of the Loan Agreement or (y) shall make a replacement loan pursuant to a loan agreement in substantially the form of the Loan Agreement, mutatis mutandis, with such changes thereto as shall be mutually agreeable to the parties.

"Loan Maturity Date" shall mean July 1, 2039.

"Loan Payment Default" shall mean failure of the Facility Lessor to make any payment in respect of the principal of, or interest on, the Loan Certificate when the same shall have become due without regard to any grace period or notice requirement.

"Loan Rate" shall mean (a) for the period from and including the Closing Date to but not including the Reset Date 8% per annum, and (b) for the period from and including the Reset Date until the Loan Certificate is paid in full, the Reset Interest Rate.

"Loan Refinancing Date" shall have the meaning specified in Section 15.1 of the Participation Agreement.

"Modification" shall mean an addition, betterment or enlargement of the Facility. Modifications shall include any Required Modifications or Optional Modifications, but do not include Components.

"Moody's" shall mean Moody's Investors Service, Inc. and any successor thereto.

"Net Economic Return" shall mean the Owner Participant's anticipated (i) net after-tax yield (computed using the multiple investment sinking fund method) and
(ii) periodic after-tax cash flow, based upon the same assumptions used by the Owner Participant in making the original computations implicit in the schedule of Basic Rent attached as Schedule 1 to the Facility Lease.

"Non-consolidation Opinion" shall mean the opinion of Orrick, Herrington & Sutcliffe, dated the Closing Date and attached to the Participation Agreement as
Schedule 4.

"Non-Georgia Trust Company" shall mean Fleet National Bank in its individual capacity.

"Obsolescence Termination Date" shall have the meaning specified in Section 14.1 of the Facility Lease and Section 14.1 of the Facility Sublease.

"Officer's Certificate" shall mean with respect to any Person, a certificate signed by the Chairman of the Board, the President, or a Vice President of such Person or any person authorized by or pursuant to the organizational documents, the by-laws or any resolution of the Board of Directors or Executive Committee of such Person (whether general or specific) to execute, deliver and take actions on behalf of such Person in respect of any of the Operative Documents.

"Oglethorpe" shall mean Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized under the laws of the State of Georgia, together with its successors.

"Oglethorpe Mortgage" shall mean (i) the Consolidated Mortgage and Security Agreement, dated as of September 1, 1994, made by Oglethorpe, as mortgagor, and the United States of America, acting through the Administrator of the Rural Electrification Administration, now known as the Rural Utilities Service, CoBank, ACB, formerly known as the National Bank for Cooperatives, Credit Suisse, acting by and through its New York Branch, and SunTrust Bank, Atlanta, formerly known as Trust Company Bank, in its separate capacity as Trustee for certain pollution control bonds issued on behalf of Oglethorpe, as mortgagees as the same may from time to time be supplemented, modified, amended, renewed, extended or consolidated, as modified by and subject to the Intercreditor Agreement and the Partial Release of Security Interest, or (ii) any one or more other mortgages, deeds to secure debt, deeds of trust, trust indentures or other security instruments from time to time entered into by Oglethorpe as a substitute or replacement for such instruments, including, without limitation, the Proposed Indenture, which secures equally and ratably the payment of principal of and interest on the obligations thereunder and creates a lien or other encumbrance on substantially all of the real and tangible personal property of Oglethorpe (other than the property subject to the Partial Release of Security Interest) then owned and which was immediately prior thereto subject to the Lien of the then existing Oglethorpe Mortgage in favor of such mortgagees and/or additional and/or substitute mortgagees or secured parties .

"Oglethorpe Mortgage Bonds" shall mean the bonds issued by Oglethorpe under the Oglethorpe Mortgage, or by development authorities with respect to which Oglethorpe is an obligor and which are secured directly or indirectly under the Oglethorpe Mortgage.

"Oglethorpe Portion of the Beneficial Interest" for any Termination Date, shall mean a fraction of the Beneficial Interest equal to the quotient obtained by dividing the Oglethorpe Portion of Equity Termination Value for such Termination Date by the Equity Portion of Termination Value for such Termination Date.

"Oglethorpe Portion of Equity Termination Value" for any Termination Date shall mean the "Oglethorpe Portion of Equity Termination Value" set forth on Schedule 3 to the Participation Agreement for such date.

"Operating Agency Agreement" shall mean the Operating and Support Agreement (P1) dated as of December 30, 1996, among the Owner Trustee, the owner trustees on behalf of other investors owning long-term leasehold interests in undivided interests in the Facility, RMLC and Oglethorpe, in substantially the form of
Exhibit V to the Participation Agreement.

"Operative Documents" shall mean the Participation Agreement, the Head Lease, the Facility Lease, the Facility Sublease, the Rocky Mountain Agreements Assignment, the Rocky Mountain Agreements Re-assignment, the Rocky Mountain Agreements Second Re-assignment, the Ground Lease, the Ground Sublease, the Ground Sub-sublease, the Facility Sublease Assignment Agreement, the Deed to Secure Debt, the Loan Agreement, the Loan Certificate, the Trust Agreement, the Tax Indemnity Agreement, the Operating Agency Agreement, the Transmission Service Agreement, the Payment Undertaking Agreement, the Payment Undertaking Pledge Agreement, the Qualifying Surety Bonds (without regard to whether any such instrument continues to be qualified within the meaning of the defined term herein), the Qualifying Equity Funding Agreement (without regard to whether any such instrument continues to be qualified within the meaning of the defined term herein), the AIG Guaranty, the Partial Release of Security Interest, the Equity Funding Pledge Agreement, the Georgia Power Consent, the AMBAC Assignment

Agreement, the Intercreditor Agreement, the Subordinated Deed to Secure Debt and Security Agreement and other documents, agreements and certificates (including any certificates delivered on the Closing Date relied on for purposes of rendering any opinion) in connection with the transactions contemplated under the documents defined in this definition of "Operative Documents".

"Optional Modification" shall have the meaning specified in Section 8.2 of the Facility Lease or Section 8.2 of the Facility Sublease, as the case may be.

"Other Facility Lease" shall mean each other facility lease in substantially the same form as the Facility Lease of an undivided interest in the Facility from an Other Facility Lessor to RMLC, as lessee in connection with an Other Rocky Mountain Lease Transaction.

"Other Facility Lessor" shall mean other trustees on behalf of equity investors acquiring long term leasehold interests in the Facility and the Rocky Mountain Site, and subleasing such interests to RMLC, in connection with an Other Rocky Mountain Lease Transaction.

"Other Facility Sublease" shall mean each other facility sublease, in substantially the same form as the Facility Sublease, of an undivided interest in the Facility from RMLC, as sublessor, to Oglethorpe, as sublessee, in connection with an Other Rocky Mountain Lease Transaction.

"Other Rocky Mountain Lease Transactions" shall mean other transactions involving the lease of undivided interests in the Facility, the Rocky Mountain Site, and an assignment of a portion of Oglethorpe's interest in the Rocky Mountain Agreements, to trustees on behalf of equity investors, and the simultaneous sublease and re-assignment of such interests and rights to RMLC, and, in turn, the further sublease and reassignment of such interests and rights to Oglethorpe, all on substantially the same terms and conditions as under the Overall Transaction.

"Overall Transaction" shall mean the transactions contemplated by the Operative Documents.

"Overdue Rate" shall mean 2% per annum over the rate of interest publicly announced from time to time by Citibank, N.A. at its New York office as its prime lending rate for domestic commercial loans, such rate to change as and when such prime lending rate changes. For purpose of this definition, "prime lending rate" shall mean that rate announced by Citibank, N.A. from time to time as its prime rate as that rate may change from time to time with changes to occur on the date Citibank's prime rate changes. Citibank, N.A.'s prime rate is one of several interest rate bases used by Citibank, N.A. Citibank, N.A. lends at rates both above and below its prime rate, and RMLC and Oglethorpe each acknowledges and agrees that the prime rate is not represented or not intended to be the lowest or most favorable rate of interest offered by Citibank, N.A.

"Owner Participant" shall mean Philip Morris Capital Corporation, a Delaware corporation.

"Owner Participant's Commitment" shall mean $67,000,000.00 (which shall not include Owner Participant Transaction Expenses).

"Owner Participant's Lien" shall mean any Lien on the Trust Estate or any part thereof arising as a result of (i) Taxes against or affecting the Owner Participant not related to, or that are in violation of, any Operative Document or the transactions contemplated thereby, (ii) Claims against or any act or omission of the Owner Participant that is not related to, or that is in violation of, any Transaction Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Owner Participant set forth therein, (iii) Taxes against the Owner Participant that are not indemnified against by RMLC or Oglethorpe pursuant to the Operative Documents or
(iv) Claims against or affecting the Owner Participant arising out of the voluntary or involuntary transfer by the Owner Participant (except as contemplated or permitted by the Operative Documents) of any portion of the interest of the Owner Participant in the Beneficial Interest.

"Owner Participant Transaction Expenses" shall have the meaning set forth in
Section 2.3 of the Participation Agreement.

"Owner Trust" shall mean the grantor trust created by the Trust Agreement.

"Owner Trustee" shall mean Fleet National Bank, a national banking association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, and each other Person which may from time to time be acting as Owner Trustee in accordance with the provisions of the Trust Agreement.

"Partial Release of Security Interest" shall mean the Partial Release of Security Interest (P1) dated as of December 30, 1996 by the United States of America acting through the RUS acting through the Administrator of the Rural Utility Service, Cobank, ACB, Credit Suisse and the Co-Trustee.

"Participants" shall mean the Owner Participant and the Lender.

"Participation Agreement" shall mean the Participation Agreement (P1), dated as of December 30, 1996, among Oglethorpe, RMLC, the Georgia Trust Company in its individual capacity and as Co-Trustee, the Non-Georgia Trust Company, in its individual capacity and as the Owner Trustee, the Owner Participant and the Lender.

"Payment Default" shall mean the failure to pay any Basic Rent or Supplemental Rent when due without regard to any grace period or notice requirement.

"Payment Undertaking Agreement" shall mean the Payment Undertaking Agreement
(P1), dated as of December 30, 1996, between the Facility Lessee and the Payment Undertaking Issuer, in substantially the form of Exhibit L to the Participation Agreement.

"Payment Undertaking Documents" shall mean the Payment Undertaking Agreement and the Payment Undertaking Pledge Agreement.

"Payment Undertaking Issuer" shall mean Cooperatieve Centrale
Raiffeisen-Boerenleenbank B.A., New York Branch.

"Payment Undertaking Payment Date" shall have the meaning specified in Section 1 of the Payment Undertaking Agreement.

"Payment Undertaking Pledge Agreement" shall mean the Payment Undertaking Pledge Agreement (P1), dated as of December 30, 1996, between the Payment Undertaking Pledgee and the Payment Undertaking Pledgor, in substantially the form of Exhibit M to the Participation Agreement.

"Payment Undertaking Pledgees" shall mean the Owner Trustee and the Co-Trustee, as pledgees under the Payment Undertaking Pledge Agreement.

"Payment Undertaking Pledgor" shall mean RMLC, as pledgor under the Payment Undertaking Pledge Agreement.

"Permitted Encumbrances" shall mean all Liens now or hereafter existing and permitted to exist on the Facility or the Rocky Mountain Site under the Oglethorpe Mortgage as in effect on the Closing Date or in the form of the Proposed Indenture.

"Permitted Investments" shall mean investments in (a) overnight loans to or other customary overnight investments in commercial banks of the type referred to in paragraph (d) below, (b) obligations of the United States, (c) open market commercial paper of any corporation (other than Oglethorpe) incorporated under the laws of the United States or any State thereof which is rated not less than "prime-1" or its equivalent by Moody's and "A-1" or its equivalent by S&P maturing within one year after such investment, (d) certificates of deposit and issued by commercial banks organized under the laws of the United States or any State thereof or a domestic branch of a foreign bank (i) having a combined capital and surplus in excess of $500,000,000 and (ii) which are rated "AA" (or "Aa") or better by S&P and/or Moody's; provided that no more than

$20,000,000 may be invested in such deposits at any one such bank and (e) a money market fund registered under the Investment Company Act of 1940, as amended, the portfolio of which is limited to U.S. government obligations and U.S. agency obligations.

"Permitted Liens" shall mean (i) the interests of Oglethorpe, RMLC, the Owner Participant, the Trustees and the Lender under any of the Operative Documents;
(ii) the Lien of the Oglethorpe Mortgage; (iii) all Permitted Encumbrances; (iv) the interest of Georgia Power or its successors and assigns pursuant to the Rocky Mountain Agreements; (v) the interest of Georgia Power as tenant in common with Oglethorpe in the Facility and the Rocky Mountain Site; (vi) all Facility Lessor's Liens and Owner Participant's Liens; (vii) the Liens of the Deed to Secure Debt and the Loan Agreement; (viii) the reversionary interests of Oglethorpe in the Rocky Mountain Site, (ix) the Lien of the Subordinated Deed to Secure Debt and Security Agreement, (x) the interests of the Other Facility Lessors in the Facility, the Rocky Mountain Site and the Rocky Mountain Agreements and the lenders thereto in the Other Rocky Mountain Lease Transactions, (xi) the interest of the Georgia Department of Natural Resources under the Resource Management Agreement and (xii) those Liens identified in the Title Report.

"Permitted Post-Term Encumbrances" shall mean the Liens described in paragraphs A, B, G, H, I, J, N, O, P, Q, R, S, T, and U of the definition of "Permitted Exceptions" in Section 1.1 of the Proposed Indenture.

"Permitted Sublease Liens" shall mean (i) the interests of RMLC, Oglethorpe, the Owner Participant and the Trustees under any of the Operative Documents; (ii) the Lien of the Oglethorpe Mortgage; (iii) the interest of Georgia Power or its successors and assigns pursuant to the Rocky Mountain Agreements; (iv) the interest of Georgia Power as tenant in common with Oglethorpe in the Facility and the Rocky Mountain Site; (v) all Facility Lessor's Liens and Owner Participant's Liens; (vi) the Liens of the Deed to Secure Debt and the Loan Agreement; (vii) the interests of Oglethorpe in the Rocky Mountain Site; (viii) the Lien of the Subordinated Deed to Secure Debt and Security Agreement; (ix) the interests of the Other Facility Lessors in the Facility; (x) the interest of the Georgia Department of Natural Resources under the Resource

Management Agreement; (xi) Permitted Encumbrances and (xii) those Liens identified in the Title Report.

"Person" shall mean any individual, corporation, cooperative, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Plan" shall mean any "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to ERISA, any "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any trust created under any such plan or any "governmental plan" (as defined in Section 3(32) of ERISA or Section 414(d) of the Code) that is organized in a jurisdiction having prohibitions on transactions with government plans similar to those contained in
Section 406 of ERISA or Section 4975 of the Code.

"Pledgee" shall mean the Owner Trustee, as pledgee under the Equity Funding Pledge Agreement.

"Pledgor" shall mean RMLC, as pledgor under the Equity Funding Pledge Agreement.

"Prime Rate" shall mean "prime lender rate" of Citibank, N.A. described in the definition of "Overdue Rate."

"Property" shall have the meaning specified in the Granting Clause of the Deed to Secure Debt.

"Proposed Indenture" shall mean the December 23, 1996 draft indenture from Oglethorpe to SunTrust Bank, Atlanta, as trustee, in the form certified to the Owner Participant and the Lender on the Closing Date and attached to the Participation Agreement as Exhibit W, as modified by and subject to the Intercreditor Agreement and the Partial Release of Security Interest.

"Proposed RUS Loan Contract" shall mean the December 24, 1996 draft of the Amended and Consolidated Loan Contract between Oglethorpe and the RUS in the form certified to the Owner Participant and the Lender on the Closing Date.

"Prudent Utility Practice" shall mean, at a particular time, any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry prior to such time, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at the lowest reasonable cost consistent with good business practices, reliability, safety and expedition. "Prudent Utility Practice" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers' warranties and the requirements of Governmental Entities of competent jurisdiction and the requirements of the Rocky Mountain Agreements.

"Purchase Option" shall have the meaning specified in Section 15.1 of the Facility Lease.

"Purchase Option Price" shall mean the purchase price set forth in Section 15.1 of each of the Facility Lease and the Facility Sublease.

"Qualifying Additional Security" shall have the meaning specified in Section 8.8 of the Participation Agreement.

"Qualifying Equity Funding Agreement" shall mean a valid and enforceable obligation in accordance with its terms of a Qualifying Equity Funding Provider in favor of the Facility Lessor and the Owner Participant, in either case the payments, under which shall be sufficient in timing and amount to pay (i) the Equity Portion of Basic Rent, (ii) the Equity Portion of the Purchase Option Price on the Expiration Date and (iii) each subsequent installment of the Purchase Option Price on the date each installment is due and payable pursuant to Section 15.1 of the Facility Lease or a Qualifying Letter of Credit issued by a Qualifying Letter of Credit Bank. Any Qualifying

Equity Funding Agreement not constituting a qualifying Letter of Credit shall be in substantially the form of Exhibit N to the Participation Agreement (including, without limitation, the procedure for determining the price and limitations on fluctuations in such price paid by the Qualifying Equity Funding Agreement Provider in the event of a required payment of termination amount prior to the Expiration Date) but need not include an obligation to collateralize the Qualifying Equity Funding Provider's obligations thereunder in the event of a ratings decline and shall be substantially in the form of Exhibit N to the Participation Agreement including provisions no less favorable to the Owner Participant than in the form of Exhibit N1 to the Participation Agreement. The AIG Equity Funding Agreement and any replacement Qualifying Equity Funding Agreement will continue to constitute a Qualifying Equity Funding Agreement even if American International Group, or the Qualifying Equity Funding Agreement Provider under such replacement Qualifying Equity Funding Agreement shall cease to be a Qualifying Equity Funding Agreement Provider if such Qualifying Equity Funding Agreement shall include an obligation similar to that in the AIG Equity Funding Agreement of the obligor thereunder to secure its obligations thereunder with Equity Funding Collateral in an amount, subject to a weekly mark to market, equal to 104% of Accreted Par Value of the Qualifying Equity Funding Agreement if the claims paying ability of, or the senior uninsured debt obligations of, American International Group or any replacement Qualifying Equity Funding Provider shall not be rated at least "Aa3" by Moody's and "AA-" by S&P and American International Group or such replacement Qualifying Equity Funding Agreement Provider shall be in compliance with such provision and shall continue to meet the requirement of the definition of a "Qualifying Equity Funding Agreement Provider. On the Closing Date, the AIG Equity Funding Agreement delivered on the Closing Date shall constitute a Qualifying Equity Funding Agreement.

"Qualifying Equity Funding Agreement Provider" shall mean an entity, the claims paying ability of which, or the senior unsecured debt obligations of which, at the time of issuance of any Qualifying Equity Funding Agreement are rated at least "Aa2" by Moody's and "AA" by S&P, and the claims paying ability of which, or the senior unsecured debt obligations of which thereafter is rated at least "Aa2" by Moody's or "AA" by S&P; provided, however, that if a Qualifying Equity Funding Agreement shall include the obligation of the Qualifying Equity

Funding Agreement Provider referenced in the third sentence of the definition of Qualifying Equity Funding Agreement, such Person shall continue to a Qualifying Security Funding Agreement Provider if it is in compliance with such obligation and the ratings of the Rating Agencies are no lower than Baa3 by Moody's and BBB- by S&P.

"Qualifying Head Lease Surety Bond" shall mean a valid and enforceable surety bond in accordance with its terms of a Qualifying Surety Bond Provider for the benefit of the Head Lessee and the Owner Participant (a) supporting Oglethorpe's obligations under Sections 5 and 13 of the Head Lease and the Special Equity Head Lease Remedy, (b) in substantially the form of Exhibit Q to the Participation Agreement including provisions no less favorable to the Owner Participant and the Head Lessee than in the form of Exhibit Q to the Participation Agreement or in such other form acceptable to the Owner Participant, (c) providing for a maximum amount payable from time to time equal to the Equity Exposure Amount and (d) providing for a reduction in the maximum amount payable from time to time equal to amounts paid to the Owner Participant or either Trustee under the Qualifying Sublease Surety Bond. On the Closing Date, the AMBAC Head Lease Surety Bond delivered on the Closing Date shall constitute a Qualifying Head Lease Surety Bond.

"Qualifying Letter of Credit" shall mean a valid and enforceable irrevocable transferable letter of credit in form and substance acceptable to the Owner Participant and RMLC (i) issued by a Qualifying Letter of Credit Bank having a stated expiration date of not earlier than one year after the date of original issuance and (ii) unless the expiry date shall be on or after the Expiration Date, providing for a draw thereunder if not renewed or replaced with a Qualifying Letter of Credit or Qualifying Surety Bond prior to its expiry or within 60 days of the issuer's ceasing to be a Qualifying Letter of Credit Bank.

"Qualifying Letter of Credit Bank" shall mean a bank, the senior unsecured debt obligations (or long-term deposits) of which are rated at least "Aa2" by Moody's and "AA" by S&P.

"Qualifying Sublease Surety Bond" shall mean a valid and enforceable surety bond of a Qualifying Surety Bond Provider, (a) securing Oglethorpe's obligations under the Facility Sublease including Sublease Supplemental Rent, (b) in substantially the form of Exhibit R to the Participation Agreement including provisions no less favorable to RMLC than in the form of Exhibit R to the Participation Agreement or in such other form acceptable to the Owner Participant, (c) providing for a maximum amount payable from time to time equal to the Equity Exposure Amount and (d) providing for a reduction in the maximum amount payable from time to time equal to amounts paid under the Qualifying Head Lease Surety Bond. On the Closing Date, the AMBAC Sublease Surety Bond delivered on the Closing Date shall constitute a Qualifying Sublease Surety Bond.

"Qualifying Surety Bonds" shall mean the Qualifying Head Lease Surety Bond and the Qualifying Sublease Surety Bond.

"Qualifying Surety Bond Provider" shall mean an insurer, the claims paying ability of which at the time of issuance of a Qualifying Surety Bond is rated at least "Aa2" by Moody's and "AA" by S&P, and the claims paying ability of which thereafter is rated at least "Aa2" by Moody's or "AA" by S&P.

"Quoted Rate" shall mean the rate of interest determined pursuant to clause (i) of the definition of Reset Interest Rate.

"Rating Agencies" shall mean S&P and Moody's.

"Reasonable Basis" for a position shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with Formal Opinion 85-352 issued by the Standing Committee on Ethics and Professional Responsibility of the American Bar Association (or any successor to such opinion).

"Rebuilding Closing Date" shall have the meaning specified in paragraph (f) of
Section 10.3 of the Facility Lease and paragraph (f) of Section 10.3 of the Facility Sublease, as the case may be.

"Release Date" shall have the meaning specified in Section 1.01 of the Payment Undertaking Agreement.

"Released Property" shall have the meaning specified in Section 4.2 of the Ground Lease.

"Renewal Ground Lease Term" shall have the meaning specified in Section 2.3 of the Ground Lease.

"Renewal Ground Sublease Term" shall have the meaning specified in Section 2.3 of the Ground Sublease.

"Renewal Ground Sub-sublease Term" shall have the meaning specified in Section
2.3 of the Ground Sub-sublease.

"Renewal Term" shall have the meaning specified in Section 15.4 of the Facility Lease.

"Renewal Term Option" shall have the meaning set forth in Section 15.2 of the Facility Lease.

"Rent" shall mean all Basic Rent and all Supplemental Rent.

"Rent Payment Date" shall mean each January 1 and July 1, commencing July 1, 1997, to and including January 1, 2027.

"Rent Payment Period" shall mean in the case of the first Rent Payment Period the period commencing on the Closing Date and ending on June 30, 1997 and thereafter each six-month or shorter period (i) commencing, on each Rent Payment Date through and including July 1, 2026, and (ii) through but excluding the following January 1 or July 1, as the case may be.

"Replacement Component" shall have the meaning specified in Section 7.2 of the Facility Lease or Section 7.2 of the Facility Sublease, as the case may be.

"Replacement Facility Lease" shall have the meaning specified in Section 15.3 of the Facility Lease.

"Replacement Facility Lease Term" shall have the meaning specified in Section
15.3 of the Facility Lease.

"Replacement Facility Lessee" shall mean a replacement lessee for the Undivided Interest executing a Replacement Facility Lease in accordance with Section 15.3 of the Facility Lease which replacement lessee (i) shall have a credit rating with respect to its senior long-term unsecured indebtedness of at least BBB by S&P and Baa2 by Moody's or, if not rated by S&P or Moody's, an equivalent credit standing as determined by the Owner Participant in its reasonable discretion or
(ii) has provided credit enhancement (reasonably satisfactory in form and substance to the Owner Participant) resulting in the replacement lessee's obligations under the Operative Documents being so ratable.

"Replacement Lease Option" shall have the meaning specified in Section 15.2 of the Facility Lease.

"Required Modification" shall have the meaning specified in Section 8.1 of the Facility Lease or Section 8.1 of the Facility Sublease, as the case may be.

"Reset Date" shall mean as of 11:59 p.m. (New York City time) on the last day of the Basic Term.

"Reset Interest Rate" with respect to the Loan Certificate, shall mean one of the following determined in accordance with the procedures set forth in Section
2.11 of the Loan Agreement: (i) a fixed interest rate per annum, computed on the basis of a 360 day year or twelve 30-day months with interest payable semi-annually, determined by the Lender in the Lender's reasonable good faith judgment, based on prevailing market conditions and the maturity, credit risk and other terms and conditions of a Loan Certificate and the Loan Agreement, the lending policies of the Lender at the time and any other factors which the Lender deems relevant (referred to as the "Quoted Rate"), or (ii) the lowest fixed interest rate per annum computed on the basis of a 360 day year of twelve 30-day months with interest payable semi-annually that allows the Banker, using reasonable efforts, including soliciting offers from entities proposed by the Owner Participant or the Facility Lessee, to locate one or more Persons ready, willing and able to purchase the Loan Certificate from the Lender at a price equal to the outstanding principal amount thereof plus interest accrued thereon to such date (referred to as the "Auction Rate"); provided that in the event the Facility Lessee or Facility Sublessee purchases the Loan Certificates pursuant to Section
15.5 of the Facility Lease or Section 15.3 of the Facility Sublease, the Auction Rate shall be based on the Banker's determination of the interest rate at which a third party institutional investor would acquire the Loan Certificate.

"Resource Management Agreement" shall mean the Resource Management Agreement for the Rocky Mountain Pumped Storage Hydroelectric Project between Oglethorpe and the State of Georgia acting through the Department of Natural Resources.

"Responsible Officer" shall mean, with respect to any Person, (i) its Chairman of the Board, its President, any Senior Vice President, the Chief Financial Officer, any Vice President, the Treasurer or any other management employee (a) that has the power to take the action in question and has been authorized, directly or indirectly, by the Board of Directors of such Person, (b) working under the direct supervision of such Chairman of the Board, President, Senior Vice President, Chief Financial Officer, Vice President or Treasurer and (c) whose responsibilities include the administration of the transactions and agreements contemplated by the Operative Documents and (ii) with respect to the Trustees, an officer in their respective corporate trust departments.

"Retention Option" shall have the meaning specified in Section 15.2 of the Facility Lease.

"Return Acceptance Tests" shall mean performance standards or tests meeting or exceeding the following conditions:

(a) The plant cycle efficiency, defined as the gross pumping energy in MWh divided by gross generating energy in MWh (including all station service energy requirements), shall have been 1.325 minimum during the preceding 12 months of operation;
(b) The plant availability, as defined by North American Electric Reliability Council, shall have been 85 percent minimum during the preceding 12 months;
(c) The plant forced outage rate and factors, as defined by North American Electric Reliability Council, shall have been a maximum of 7.9 percent and
      1.9 percent, respectively, during the preceding 12 months;
(d) There shall be no outstanding FERC or civil/structural issues requiring correction and an independent FERC Part 12 inspection shall have been performed within the past 12 months;
(e) All equipment (including the pump/turbine-motor/generator) operates at maximum capability without exceeding the design temperature or vibration limits of the equipment;
(f) All scheduled and unscheduled equipment (including the pump/turbine-motor/generator) maintenance items shall have been performed;
(g) Any pump/turbine runner cavitation damage shall have been repaired within the past year for all units;
(h)   The motor/generators shall have satisfactorily passed a hi-pot test;
(i) All auxiliary systems shall not exceed the forced outage rate of 7.9 percent; and
(j) The renewed FERC license for the project has been obtained from the FERC and does not include operating requirements and/or restrictions which are more onerous than the original license conditions.

"Return Option" shall have the meaning specified in Section 15.1 of the Facility Lease.

"RMLC" shall mean Rocky Mountain Leasing Corporation, a Delaware corporation, together with its successors and assigns.

"RMLC Creditor" shall have the meaning specified in Section 2.01(b) of the Payment Undertaking Agreement.

"RMLC Indemnitee" shall have the meaning specified in Section 12.1 of the Participation Agreement.

"RMLC Portion of the Beneficial Interest", as of any Termination Date, shall mean a fraction of the Beneficial Interest equal to the quotient obtained by dividing the RMLC Portion of Equity Termination Value for such Termination Date by the Equity Portion of Termination Value for such Termination Date.

"RMLC Portion of Equity Termination Value" shall mean the "RMLC Portion of Equity Termination Value" set forth in Schedule 3 to the Participation Agreement for such date.

"RMLC Secured Obligations" shall have the meaning specified in the Granting Clause of the Facility Sublease Assignment Agreement.

"RMLC Tax Indemnitee" shall have the meaning specified in Section 12.2 of the Participation Agreement.

"Rocky Mountain Agreements" shall mean the Rocky Mountain Ownership Agreement and the Rocky Mountain Operating Agreement.

"Rocky Mountain Agreements Assignment" shall mean the Rocky Mountain Agreements Assignment and Assumption Agreement (P1) dated as of December 30, 1996, between Oglethorpe and the Co-Trustee, in substantially the form of Exhibit D to the Participation Agreement.

"Rocky Mountain Agreements Re-assignment" shall mean the Rocky Mountain Agreements Re-assignment and Assumption Agreement (P1), dated as of December 30, 1996, between the Co-Trustee and RMLC, in substantially the form of Exhibit G to the Participation Agreement.

"Rocky Mountain Agreements Second Re-assignment" shall mean the Rocky Mountain Agreements Second Re-assignment and Assumption Agreement (P1), dated as of December 30, 1996, between RMLC and Oglethorpe, in substantially the form of Exhibit J to the Participation Agreement.

"Rocky Mountain Operating Agreement" shall mean that certain Rocky Mountain Pumped Storage Hydroelectric Project Operating Agreement dated as of November 18, 1988, by and between Oglethorpe and Georgia Power.

"Rocky Mountain Ownership Agreement" shall mean that certain Rocky Mountain Pumped Storage Hydroelectric Project Ownership Participation Agreement dated as of November 18, 1988, by and between Oglethorpe and Georgia Power.

"Rocky Mountain Site" shall mean the land on which the Facility is situated, which land is described in Schedule 1 to the Ground Lease, but excluding the Facility.

"RUS" shall mean the Rural Utilities Services, an agency of the United States Department of Agriculture.

"RUS Loan Contract" shall mean the Amended and Consolidated Loan Contract between Oglethorpe and the United States of America, dated as of June 1, 1984, as heretofore amended and supplemented, or as the same may from time to time be supplemented, modified, amended or restated.

"S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

"Scheduled Amount" shall have the meaning specified in Section 1.01 of the Payment Undertaking Agreement.

"Scheduled Closing Date" shall mean December 30, 1996, and any date set for Closing in a notice of postponement pursuant to Section 2.2(c) of the Participation Agreement.

"Scheduled Payment Date" shall mean a Rent Payment Date.

"SEC No-action Letter" shall mean the "no-action" letter of the SEC, dated December 9, 1996, addressed to Robert J. Gloistein, Esq., (SEC File No. 132-3).

"Secured Claims" shall have the meaning specified in Section 3 of the Equity Funding Pledge Agreement.

"Secured Indebtedness" shall have the meaning specified in the Granting Clause of the Deed to Secure Debt.

"Secured Obligations" shall have the meaning specified in the Granting Clause of the Subordinated Deed to Secure Debt and Security Agreement.

"Secured Party" shall mean the Lender or any subsequent holder of the Loan Certificate, as secured party under the Deed to Secure Debt.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Security" shall have the same meaning as in Section 2(1) of the Securities Act.

"Special Equity Facility Lease Remedy" shall have the meaning specified in
Section 16.1 of the Participation Agreement.

"Special Equity Head Lease Remedy" shall have the meaning specified in Section
16.2 of the Participation Agreement.

"Special Facility Lease Event of Default" shall mean an Event of Default other than an Event of Default described in clause (i) of Section 16 of the Facility Lease in consequence of a Sublease Event of Default described in clause (n) or
(o) of Section 16 of the Facility Sublease.

"Special Head Lease Event of Default" shall mean an event described in clause
(e) or (f) of Section 12.1 of the Head Lease.

"Special Payments" shall mean payments by the Payment Undertaking Issuer pursuant to Section 3.2 of the Payment Undertaking Agreement.

"Specified Sum" shall have the meaning set forth in Article I of the Equity Funding Agreement.

"Sublease Bankruptcy Default" shall mean an event that is or in the case of
Section 16(o) of the Facility Sublease with the passage of time would be, a Sublease Event of Default under Section 16(n) or 16(o) of the Facility Sublease.

"Sublease Basic Rent" shall mean all amounts payable by Oglethorpe to the Lessee pursuant to Section 3.2 of the Facility Sublease, as the same may be adjusted from time to time pursuant to Section 3.4 of the Facility Sublease.

"Sublease Basic Term" shall have the meaning specified in Section 3.1 of the Facility Sublease.

"Sublease Collateral" shall have the meaning specified in the Granting Clause of Facility Sublease Assignment Agreement.

"Sublease Default" shall mean an event that with the passage of time or giving of notice or both would constitute a Sublease Event of Default.

"Sublease Event of Default" shall have the meaning specified in Section 16 of the Facility Sublease.

"Sublease Payment Default" shall mean any failure to pay Sublease Basic Rent or Sublease Supplemental Rent when due without regard to any grace period or notice requirement.

"Sublease Purchase Option" shall have the meaning specified in Section 15.1 of the Facility Sublease.

"Sublease Renewal Term" shall have the meaning specified in Section 15.2 of the Facility Sublease.

"Sublease Rent" shall mean all Sublease Basic Rent and Sublease Supplemental
Rent.

"Sublease Return Option" shall have the meaning specified in Section 15.1 of the Facility Sublease.

"Sublease Supplemental Rent" shall mean any and all amounts, liabilities and obligations (other than Sublease Basic Rent) which the Facility Sublessee assumes or agrees to pay under the Operative Documents (other than the Head Lease, the Ground Lease and Section 16.2 of the Participation Agreement) to the Facility Sublessor or any other Person, including, but not limited to, Sublease Termination Value and if and to the extent applicable, the Sublease Purchase Option Price.

"Sublease Term" shall mean the Sublease Basic Term and the Sublease Renewal Term, if any, of the Facility Sublease.

"Sublease Termination Value" for any Termination Date shall mean the Sublease Termination Value set forth in Schedule 2 of the Facility Sublease for such Termination Date.

"Subordinated Collateral" shall have the meaning as defined in the Granting Clause of the Subordinated Deed to Secure Debt and Security Agreement.

"Subordinated Deed to Secure Debt and Security Agreement" shall mean the Subordinated Deed to Secure Debt and Security Agreement (P1), dated as of December 30, 1996 among Oglethorpe, as grantor, and AMBAC, and the Co-Trustee, as subordinated secured parties.

"Subordinated Deed to Secure Debt and Security Agreement Events of Default" shall have the meaning specified in Section 3.2 of the Subordinated Deed to Secure Debt and Security Agreement.

"Subordinated Secured Parties" shall mean AMBAC, the Owner Participant and the Trustees, as secured parties under the Subordinated Deed to Secure Debt and Security Agreement.

"Subsidiary" of any Person shall mean any corporation, association, or other business entity of which more than 50% (by number of votes) of the voting stock at the time outstanding shall at the time be owned, directly or indirectly, by such Person or by any other corporation, association or trust which is itself a Subsidiary within the meaning of this definition, or collectively by such Person and any one or more such Subsidiaries.

"Supplemental Rent" shall mean any and all amounts, liabilities and obligations (other than Basic Rent) which the Facility Lessee assumes or agrees to pay under the Operative Documents to the Facility Lessor or any other Person, including, but not limited to, Termination Value and if and to the extent applicable, the Purchase Option Price.

"Tax" or "Taxes" shall mean all fees, taxes (including, without limitation, sales taxes, use taxes, transfer, mortgage, recording, intangible and similar taxes, value-added taxes, ad valorem taxes, property taxes (personal and real, tangible and intangible), income taxes, gross receipts taxes, withholding taxes and stamp taxes), levies, assessments, withholdings and other charges and impositions of any nature, plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any government or other taxing authority.

"Tax Advance" shall have the meaning specified in Section 11.2(g)(3) of the Participation Agreement.

"Tax Benefit" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

"Tax Claim" shall have the meaning specified in Section 11.2(g)(1) of the Participation Agreement.

"Tax Indemnitee" shall have the meaning specified in Section 11.2(a) of the Participation Agreement.

"Tax Indemnity Agreement" shall mean the Tax Indemnity Agreement (P1), dated as of December 30, 1996, between Oglethorpe and the Owner Participant.

"Term" shall mean the Basic Term and the Renewal Term, if any, of the Facility Lease.

"Termination Date" shall mean each of the monthly dates during the Head Lease Term, the Facility Lease Term and the Facility Sublease Term identified as a "Termination Date" on Schedule 1 of the Head Lease, Schedule 2 of the Facility Lease, or Schedule 2 of the Facility Sublease, as the case may be.

"Termination Value" for any Termination Date shall mean the Termination Value set forth on Schedule 2 of the Facility Lease, Schedule 2 to the Facility Sublease and Schedule 1 of the Head Lease, as the case may be, for such Termination Date.

"Title Report" shall mean the letter of Robert N. Farrar, Esq. to the Participants dated December 27, 1996.

"Transaction Costs" shall mean the following:

            (a) the cost of reproducing and printing the Operative Documents and all costs and fees, including but not limited to filing and recording fees and recording, transfer, mortgage, intangible and similar taxes in connection with the execution, delivery, filing and recording of the Ground Lease, the Ground Sublease, the Ground Sub-sublease, the Head Lease, the Facility Lease, the Facility Sublease, the Deed to Secure Debt and the Subordinated Deed to Secure Debt and Security Agreement and any other Operative Document and any other document required to be filed or recorded pursuant to the provisions hereof or of any other Operative Document and any Uniform Commercial Code filing fees in respect of the perfection of any security interests created by any of the Operative Documents or as otherwise reasonably required by the Owner Participant or the Lender and surveyor fees;

            (b) the reasonable fees and expenses of Hunton & Williams, special New York and Georgia counsel to the Owner Participant, for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

            (c) the reasonable fees and expenses of Orrick, Herrington & Sutcliffe LLP, special counsel for Oglethorpe (up to the amount separately agreed to by Oglethorpe), for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

            (d) the reasonable fees and expenses of Sutherland, Asbill & Brennan, L.L.P., counsel for Oglethorpe (up to the amount separately agreed to by Oglethorpe), for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

            (e) the reasonable fees and expenses of King & Spalding, special counsel for the Co-Trustee, for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

            (f) the reasonable fees and expenses of Troutman Sanders, counsel for Georgia Power, for their services rendered in connection with their review of the Operative Documents on behalf of Georgia Power and the negotiation, execution and delivery of the Georgia Power Consent;

            (g) the reasonable fees and expenses of Robert N. Farrar, Attorney at Law, for his services rendered in connection with the recording of the Facility Lease, the Ground Lease and the other applicable Operative Documents;

            (h) the reasonable fees and expenses of Davis Polk & Wardwell, special counsel for the Lender and the Payment Undertaking Issuer, Hunton & Williams, as special Georgia counsel to the Lender and the Payment Undertaking Issuer, and of DeBrauw Blackstone Westbroek, Dutch counsel to the Lender and the Payment Undertaking Issuer, for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

            (i) the initial fees and expenses of the Co-Trustee and the Owner Trustee in connection with the execution and delivery of the Participation Agreement and the other Operative Documents to which either one is or will be a party;

            (j) the fees of the Engineer, for its services rendered in connection with delivering the Engineering Report required by Section 4.12 of the Participation Agreement;

            (k) the fees of the Appraiser, for its services rendered in connection with delivering the Appraisal required by Section 4.14 of the Participation Agreement;

            (l) the fees of the Advisors to Oglethorpe (up to the amount separately agreed to by the Advisors to Oglethorpe), for their services rendered in connection with the transactions contemplated by the Participation Agreement;

            (m) the reasonable fees and expenses of Shipman & Goodwin, special counsel for the Owner Trustee, for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

            (n) a portion of the Undertaking Fee payable to the Payment Undertaking Issuer equal to $670,000.00;

            (o) the fee paid to AMBAC in consideration for the Surety Bonds;

            (p) the fees of the Environmental Consultant retained by the Owner Participant;

            (q) the out-of-pocket expenses of the Owner Participant (including computer time procurement) up to a maximum amount equal to the product of
      (a) $30,000 and (b) the fraction obtained by dividing the Facility Lessor's Percentage by the sum of (1) "Facility Lessor's Percentage" of each Other Facility Lessor and (2) the Facility Lessor's Percentage.

            (r) the reasonable fees and expenses of Coudert Brothers, special counsel to the RUS, for their services rendered in connection with their review of the Operative Documents on behalf of the RUS and the preparation and negotiation of the Intercreditor Agreement;

            (s) the reasonable fees and expenses of O'Melveny & Myers, special counsel to AIG and American International Group, for their services rendered in connection with the preparation and negotiation of the AIG Equity Funding Agreement and the review of the Operative Documents;

            (t) the reasonable fees and expenses of Cadwalader, Wickersham & Taft, special counsel to AMBAC, for their reasonable services rendered in connection with the preparation and negotiation of the Qualifying Surety Bonds and the review of the Operative Documents; and

            (u) the reasonable fees of Richards, Layton & Finger, special Delaware counsel to RMLC, for their services rendered in connection with the negotiation, execution and delivery of the Operative Documents.

Notwithstanding the foregoing, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature nor costs incurred by the parties to the Participation Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above or listed on Schedule 1 to the Participation Agreement), such as computer time procurement (other than out-of-pocket expenses of the Owner Participant), financial analysis and consulting, advisory services, and costs of a similar nature.

"Transaction Documents" shall mean the Operative Documents, the Rocky Mountain Agreements, the Oglethorpe Mortgage, the FERC License, the RUS Loan Contract, and any other documents, agreements, certificates or other arrangements contemplated thereby.

"Transaction Party" shall mean, individually or collectively as the context shall require, all or any of the parties to the Operative Documents (including the Trust Companies).

"Transferee" shall have the meaning specified in Section 5.1(a) of the Participation Agreement.

"Transmission Service Agreement" shall mean the Non-Member Transmission Service Agreement (P1), dated as of December 30, 1996, entered into by and between Georgia Transmission Corporation (An Electric Membership Corporation) and the Owner Trustee.

"Treasury Regulations" shall mean regulations, including temporary regulations, promulgated under the Code.

"Trust Agreement" shall mean, collectively, the Trust Agreement (P1), dated as of December 30, 1996, among the Owner Participant and the Non-Georgia Trust Company and the Trust Agreement Supplement (P1), dated as of December 30, 1996 by and among the Owner Participant, the Owner Trustee and the Georgia Trust Company.

"Trust Companies" shall mean the Georgia Trust Company and the Non-Georgia Trust Company.

"Trustees" shall mean the Co-Trustee and the Owner Trustee.

"Trust Estate" shall mean all the estate, right, title and interest of the Trustees in, to and under the Ground Interest, the Undivided Interest, the Assigned Rocky Mountain Interests and the Operative Documents, including all funds advanced to the Co-Trustee or the Owner Trustee by the Owner Participant, all installments and other payments of Basic Rent, Supplemental Rent, Termination Value under the Facility Lease, condemnation awards, purchase price, sale proceeds, insurance proceeds and all other proceeds, rights and interests of any kind for or with respect to the estate, right, title and interest of the Trustees in, to and under the Ground Interest, the Undivided Interest and the Assigned Rocky Mountain Interests and the Operative Documents (including any right title and interest of the Trustees under the Assignment of Facility Sublease) and any of the foregoing, but shall not include Excluded Property or Excepted Rights.

"Undertaking Fee" shall have the meaning specified in Section 1.01 of the Payment Undertaking Agreement.

"Undivided Interest" shall mean an undivided interest equal to the Facility Lessor's Percentage in the Facility, including the right as tenant in common with Georgia Power and the Other Facility

Lessors and other sublessees under the Other Rocky Mountain Lease Transactions to nonexclusive possession of the Facility, subject to the terms and conditions of the Rocky Mountain Agreements.

"Undivided Interest Cost" shall mean $335,000,000.00.

"Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.

"United States" shall mean the United States of America.

"Utrecht-America" shall mean Utrecht-America Finance Co., a corporation organized and existing under the laws of the State of Delaware and any successor thereto.

                                                                       EXHIBIT B
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                                   Head Lease

Refer to Exhibit 10.32.2 of the Form 10-K.

                                                                       EXHIBIT C
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                                  Ground Lease

Refer to Exhibit 10.32.3 of the Form 10-K.

                                                                       EXHIBIT D
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                      Rocky Mountain Agreements Assignment

Refer to Exhibit 10.32.4 of the Form 10-K.

                                                                       EXHIBIT E
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                                 Facility Lease

Refer to Exhibit 10.32.5 of the Form 10-K.

                                                                       EXHIBIT F
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                                 Ground Sublease

Refer to Exhibit 10.32.6 of the Form 10-K.

                                                                       EXHIBIT G
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                     Rocky Mountain Agreements Re-assignment

Refer to Exhibit 10.32.7 of the Form 10-K.

                                                                       EXHIBIT H
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                                Facility Sublease

Refer to Exhibit 10.32.8 of the Form 10-K.

                                                                       EXHIBIT I
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                               Ground Sub-sublease

Refer to Exhibit 10.32.9 of the Form 10-K.

                                                                       EXHIBIT J
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                 Rocky Mountain Agreements Second Re-assignment

Refer to Exhibit 10.32.10 of the Form 10-K.

                                                                       EXHIBIT L
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                          Payment Undertaking Agreement

Refer to Exhibit 10.32.11 of the Form 10-K.

                                                                       EXHIBIT M
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                      Payment Undertaking Pledge Agreement

Refer to Exhibit 10.32.12 of the Form 10-K.

                                                                       EXHIBIT N
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                            Equity Funding Agreement

Refer to Exhibit 10.32.13 of the Form 10-K.

                                                                       EXHIBIT O
                                                                              to
                                                                   Participation
                                                                  Agreement (P1)

                         Equity Funding Pledge Agreement

Refer to Exhibit 10.32.15 of the Form 10-K.